iShares®

iShares Trust

Supplement dated December 23, 2024

to the currently effective Statement of Additional Information (the “SAI”) for the

iShares Core S&P 500 ETF (IVV) (the “Fund”)

The following changes for the Fund will be effective on January 1, 2025.

1.	The section of the SAI entitled “Proxy Voting Policy” is deleted in its entirety and replaced with the following:

The Board of Trustees of iShares Trust (the “Board”) has approved a voting choice proxy voting policy for the Fund (the “Policy”). Under the Policy, eligible Fund shareholders have the opportunity to select from among eight proxy voting policies that include: 1) BlackRock Investment Stewardship’s Global Benchmark Policy, comprised of the Global Principles for Benchmark Policies, regional voting guidelines, and engagement priorities, (“BFA’s Proxy Voting Policy”) and 2) various third-party proxy voting policies (each, a “Third-Party Proxy Voting Policy” and together with BFA’s Proxy Voting Policy, the “IVV Proxy Voting Policies”). BFA will administer the Policy, will utilize the applicable IVV Proxy Voting Policy when selected by an eligible Fund shareholder (as described below), and will be responsible for any interpretative questions in connection with the Policy and the utilization of a IVV Proxy Voting Policy, including the Third-Party Proxy Voting Policies.

Once an IVV Proxy Voting Policy is selected by an eligible Fund shareholder, BFA will apply it at the annual general shareholder meetings (“AGMs”) of issuers of securities held by the Fund based on the Fund shareholder’s proportional ownership of the Fund as of the record date of the applicable AGM, subject to certain exceptions described below. Once a Fund shareholder makes an election, the selection will be retained and applied by the Fund for the applicable account going forward so long as the applicable IVV Proxy Voting Policy is an available option under the Policy or the shareholder makes a different selection. If a Fund shareholder does not, or is unable to, select an IVV Proxy Voting Policy, BFA will continue to use BFA’s Proxy Voting Policy for each such Fund shareholder’s proportional ownership of the Fund. In addition, if the IVV Proxy Voting Policy is no longer available under the Policy, the default policy will be BFA’s Proxy Voting Policy.

Shareholder Eligibility for the Policy

BFA is working with Broadridge Investor Communication Solutions Inc. (“Broadridge”) to identify and track known shareholder accounts in the Fund, which are referred to as “Eligible Shareholders.” Broadridge will identify shareholder accounts that are Eligible Shareholders but will only do so for a communication in February using its network of brokers to identify Fund shareholder information. Fund shareholder accounts that are not known to Broadridge or are not accounts at the time of the communications and shareholders that cannot be reached due to limits on proxy voting infrastructure are not expected to be eligible to select a Third-Party Proxy Voting Policy. Shareholders purchasing shares after February will not be Eligible Shareholders until the next annual communication. The Eligible Shareholders will be notified by email or mail, as applicable under their current preferences to receive Fund proxy communications, and will be asked to participate in a survey to select from the IVV Proxy Voting Polices by accessing a third-party service provider’s platform with the survey information. Please note that Eligible Shareholders should retain the instructions for accessing the survey as the Fund does not expect to send additional instructions to current Eligible Shareholders and, if the instructions are lost, Eligible Shareholders will likely not be able to access the survey to update the proxy voting selection, select a new proxy voting policy if added, or to make any other changes.

Shareholders that hold the Fund in multiple shareholder accounts may receive a survey request for each account identified by Broadridge and may only receive the survey for certain accounts. Shareholders should submit a response for each shareholder account.

Eligible Shareholders may also subsequently select a different IVV Proxy Voting Policy, from time to time, by accessing the survey through the prior communication they received. BFA will review and implement initial and subsequent shareholder selections; provided that such selections will not be implemented until after all such reviews are complete. Eligible Shareholders should expect a reasonable delay after each selection is made before being implemented. For Fund shareholders that choose not to participate or are not eligible to participate, BFA will continue to vote the Fund shareholder’s proportional ownership of the Fund pursuant to BFA’s Proxy Voting Policy. If BFA has invested another client (including a registered investment company) in the Fund, BFA will utilize BFA’s Proxy Voting Policy as the client’s selection unless otherwise agreed between the client and BFA. BFA will not seek the preferences of the investors in other registered investment company clients.

Administration and Voting

BFA has been delegated the responsibility to administer the Policy and vote proxies for the Fund. BFA will cast votes on behalf of the Fund on specific proxy issues in respect of securities held by the Fund (or may refrain from voting) in accordance with the IVV Proxy Voting Policies at AGMs, subject to BFA’s interpretation of the IVV Proxy Voting Polices. The number of shares voted pursuant to each IVV Proxy Voting Policy will be based on the pro rata ownership of Eligible Shareholders that have selected such IVV Proxy Voting Policy, calculated as of the record date for the applicable proxy for the underlying security held by the Fund. BFA will rely on the information reasonably available to it to determine the percentages and corresponding votes for the Eligible Shareholders.

BFA is authorized to use discretion in not voting or limiting the use of a Third-Party Proxy Voting Policy for certain underlying securities or certain proposals due to considerations including, but not limited to, cost, operational risk and/or complexity, local market regulation and practice, and financial considerations, including the decision not to recall securities on loan by the Fund. In addition, for corporate actions, special meetings such as in connection with merger transactions or other change of control transactions, voting in contested director elections, or other proxy issues where BFA has determined that a consistent vote cast according to BFA’s Proxy Voting Policy would be in the best interest of the Fund as a whole, BFA will apply BFA’s Proxy Voting Policy.

BFA will review proxy voting activity on behalf of the Fund, including any voting conducted in accordance with a Third-Party Proxy Voting Policy, to ensure that votes are cast in accordance with the Board’s delegation and applicable IVV Proxy Voting Policy.

IVV Proxy Voting Policies

Eligible Shareholders can select from the IVV Proxy Voting Policies, which are listed below in alphabetical order and included as appendices:

BlackRock	Egan-Jones	Glass Lewis	ISS

BFA’s Proxy Voting Policy*	Wealth Focused Policy	Benchmark Policy Guidelines	Catholic Faith-Based Proxy Voting Guidelines

		Climate Policy	Global Board-Aligned Proxy Voting Guidelines

		Corporate Governance Focused Policy	Socially Responsible Investment (SRI) Proxy Voting Guidelines

*	With respect to BFA’s Proxy Voting Policy, the Global Principles are included as an appendix while the regional voting guidelines and engagement priorities are available upon request.

2.	The section of each SAI entitled “Conflicts of Interest” shall be deleted in its entirety and replaced with the following:

Conflicts of Interest. Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

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BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests.

Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain Funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to a Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing

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advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have

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access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the Commission and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain Funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the

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Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of a Fund, discontinue lending on behalf of a Fund or terminate a securities loan on behalf of a Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact Funds by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged,

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and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock does not currently enter into arrangements to use the Fund’s assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

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BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios. In addition, transactions in ETF shares may be executed on MEMX if third party brokers select MEMX as the appropriate venue for the execution of such orders.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock and /or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio.

BlackRock reserves the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for its own accounts or the account of a BlackRock advisory client. A large sale or redemption of shares of the Fund by BlackRock itself or a BlackRock advisory client could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if

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such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing

9

advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to Funds and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Funds’ portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Funds with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Funds with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invests in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its

10

clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. In addition, BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.

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Under an ETF Services Agreement, the Fund has, when applicable, retained BlackRock Investments, LLC (the “Distributor” or “BRIL”), an Affiliate of BFA, to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units of the Fund (“ETF Services”). BRIL will retain a portion of the standard transaction fee received from Authorized Participants on each creation or redemption order from the Authorized Participant for the ETF Services provided. BlackRock collaborated with, and received payment from, Citibank, N.A. (“Citibank”) on the design and development of the ETF Services platform. Citibank may have, or from time to time may develop, additional relationships with BlackRock or funds managed by BFA and its affiliates.

In order to defray transaction expenses and protect against possible shareholder dilution, the Fund may collect certain fees from Authorized Participants in connection with cash substitutions for creation and redemption transactions. While BlackRock uses good faith estimates of the expected costs to the Fund in determining the rates for fees collected by the Fund related to creation and redemption activity, BlackRock may have incentives to improve Fund performance through the collection of these fees. As these charges are based on estimates, where the charges exceed actual transaction- related costs and/or expenses incurred by the Fund, Fund performance could improve as a result. BlackRock has established processes to oversee the determination of these estimates in an effort to mitigate this conflict.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Funds, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

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BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SUPP-IVV-VOTE-1224

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

Appendix B

iShares Core S&P 500 ETF - Proxy Voting Policy

iShares Core S&P 500 ETF – Proxy Voting Policy Procedures Governing Delegation of Proxy Voting

Effective Date: January 1, 2025

Applies to the iShares Core S&P 500 ETF

Objective and Scope

Set forth below is the Proxy Voting Policy (the “Policy”) for the iShares Core S&P 500 ETF (the “Fund”), a series of iShares Trust (the “Trust”).

Policy / Document Requirements and Statements

The Board of Trustees (“Board”) of the Trust has the responsibility for the oversight of voting proxies relating to portfolio securities of the Fund. The Board has determined that it is in the best interests of the Fund and its shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles and procedures outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of Fund assets, all as contemplated by the Fund’s investment advisory agreement.

Under this Policy, certain eligible shareholders in the Fund (“Eligible Shareholders”) will be permitted to select (1) BlackRock Investment Stewardship’s (“BIS”) Global Benchmark Policy, comprised of the Global Principles for Benchmark Policies, regional voting guidelines, and engagement priorities, (as from time to time amended, the “BlackRock Proxy Voting Guidelines”) or (2) one of several third-party proxy voting policies recommended by BlackRock to the Board for inclusion in the Fund’s voting choice program with respect to proxy voting (the “Program”) and authorized by the Board for such inclusion (each, a “Third-Party Proxy Voting Policy” and, together with the BlackRock Proxy Voting Guidelines, the “ Proxy Voting Policies”). The Third-Party Proxy Voting Policies are as follows:

•	Egan-Jones Wealth Focused Policy
•	Glass Lewis Corporate Governance Focused Policy;
•	Glass Lewis Benchmark Policy;
•	Glass Lewis Climate Policy;
•	ISS Global Board-Aligned Policy;
•	ISS Socially Responsible Investment (SRI) Policy; and
•	ISS Catholic Faith-Based Policy

BlackRock will work with a third-party service provider to identify shareholder accounts in the Fund at times reasonably determined by BlackRock, which are referred to as the “Eligible Shareholders.” The third-party service provider will send Eligible Shareholders a survey to select a Proxy Voting Policy for each of their accounts. Eligible Shareholders may subsequently select a different Proxy Voting Policy, from time to time, by accessing the third-party service provider’s platform with the survey information. BlackRock and the third-party service provider will require a

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iShares Core S&P 500 ETF - Proxy Voting Policy

reasonable period of time to review and implement initial and subsequent shareholder selections. Shareholders that have not or cannot be identified or contacted through this process or that are not a shareholder as of the survey dates will not receive a survey and will be unable to select a Proxy Voting Policy (but shareholders who are new investors in the Fund after the survey date will be contacted in the subsequent year). In the event that an Eligible Shareholder has not made a survey election or a shareholder is not an Eligible Shareholder, the shareholder’s pro rata shares will be voted pursuant to the BlackRock Proxy Voting Guidelines.

Except as described below, BlackRock will cast votes on behalf of the Fund on specific proxy issues in respect of securities held by the Fund (or may refrain from voting) in accordance with the Proxy Voting Policies. The number of shares voted pursuant to each Proxy Voting Policy will be based on the pro-rata ownership of shareholders that have selected such Proxy Voting Policy, calculated as of the record date for the applicable proxy for the underlying security held by the Fund. BlackRock will rely on the information reasonably available to it to determine the percentages and corresponding votes for the shareholder accounts.

BlackRock is authorized to use discretion in limiting the use of a Third-Party Proxy Voting Policy for certain underlying securities or certain proposals due to considerations including, but not limited to, cost, operational risk and/or complexity, local market regulation and practice, and financial considerations, including the decision not to recall securities on loan by the Fund. In addition, for corporate actions, special meetings such as in connection with merger transactions or other sale of control transactions, voting in contested director elections, or other proxy issues where BlackRock has determined that a consistent vote cast according to the BlackRock Proxy Voting Guidelines would be in the best interest of the Fund as a whole, BlackRock will apply the BlackRock Proxy Voting Guidelines.

In the event that a third-party service provider materially modifies a Third-Party Proxy Voting Policy, BlackRock will use the updated Third-Party Proxy Voting Policy unless BlackRock believes the changes are materially inconsistent with the overall objectives of the Program or would have changed BlackRock’s recommendation to the Board to include the Third-Party Proxy Voting Policy in the Program. If BlackRock determines the changes are materially inconsistent with the overall objectives of the Program or would have changed BlackRock’s recommendation to the Board to include the Third-Party Proxy Voting Policy in the Program, BlackRock will apply the BlackRock Proxy Voting Guidelines and provide an update to the Board at the next regular meeting.

BlackRock will review proxy voting activity on behalf of the Fund, including any voting conducted in accordance with a Third-Party Proxy Voting Policy, to ensure that votes are cast in accordance with this Policy and the applicable Proxy Voting Policy.

Conflicts Management

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the BlackRock Proxy Voting Guidelines. In mitigating conflicts, BIS will adhere to the BlackRock Proxy Voting Guidelines.

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iShares Core S&P 500 ETF - Proxy Voting Policy

In certain instances, BIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The BlackRock Proxy Voting Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting, which applies to the decision to recall securities even when BlackRock would otherwise use a Third-Party Proxy Voting Policy.

Reports to the Board

BlackRock will report on an annual basis to the Board on (1) investor participation in the Program; (2) feedback from investors and the public; (3) BlackRock’s analysis of voting outcomes under the various Proxy Voting Policies and a representation that all votes were made in accordance with this Policy; (4) any changes to the Proxy Voting Policies that have not previously been reported; (5) updates on the scope of Voting Choice at BlackRock and similar programs offered within the registered investment company industry; (6) any operational issues under the Policy; and (7) any material changes to conflicts management practices that have not previously been reported.

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BlackRock Investment Stewardship

Global Principles for Benchmark Policies

Effective as of January 2025

The purpose of this document is to provide an overarching explanation of BlackRock’s global approach to our responsibilities as a shareholder on behalf of our clients, the principles that guide our dialogue with companies, and our commitments to clients in terms of our own governance and transparency.

BlackRock Investment Stewardship	Global Principles ç 2

Introduction to BlackRock Investment Stewardship

BlackRock’s clients depend on us to help them meet their varied investment goals. We consider it one of our responsibilities to be an informed, engaged shareholder on their behalf, given the business decisions that companies make have a direct impact on our clients’ long-term investment outcomes and financial well-being. BlackRock Investment Stewardship (BIS) is a dedicated function within BlackRock, which is responsible for engaging with public companies on behalf of index strategies. Investment Stewardship is one of the ways we fulfill our fiduciary responsibilities as an asset manager to our clients. Our sole objective when conducting our stewardship program is to advance our clients’ long-term financial interests.1

BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1. Engaging with companies in a two-way dialogue to build our understanding of a company’s practices and inform our voting decisions.

2. Voting at shareholder meetings on management and shareholder proposals on behalf of clients who have delegated voting authority to BlackRock.

3. Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4. Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications and direct reporting.

Philosophy on investment stewardship

Sound governance is critical to the success of a company, the protection of investors’ interests, and long-term financial value creation. Research indicates that high-performing companies will effectively evaluate and address risks and opportunities relevant to their businesses, which supports durable, long-term financial value creation.2

Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. Our role, on behalf of BlackRock’s clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns. We aim to take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate.

Shareholder rights

Corporate law, regulations and listing rules in most markets establish certain fundamental rights attached to shareholding. Shareholders should have the right to:

•	Elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws.

•

Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure.

1 BIS’ Benchmark Policies, and the vote decisions made consistent with these policies, take a financial materiality-based approach and are focused solely on advancing clients’ financial interests. BIS’ Benchmark Policies– comprised of the BIS Global Principles, regional voting guidelines, and engagement priorities – apply to clients’ assets invested through index strategies and provide guidance on our position on common corporate governance matters. We take a globally consistent approach, while recognizing the unique markets and sectors in which companies operate. BlackRock offers a wide range of investment products and funds to support our clients’ unique and varied investment objectives. Other materials on the BIS website might also provide useful context.

2 PwC, “The 3 things all high-performing companies do”. Harvard Business Review, “6 Strategic Concepts That Set High-Performing Companies Apart”, March 2024.

BlackRock Investment Stewardship	Global Principles ç 3

•	Access sufficient and timely information on material governance, strategic, and business matters to make informed decisions.

To protect the interest of minority shareholders like BlackRock’s clients, BIS holds the view that shareholder voting rights should be proportionate to economic ownership—the principle of “one share, one vote” helps to achieve this balance.

Stewardship in practice

The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement.

As shareholders of public companies, our clients have the right to vote on matters proposed by a company’s management or its shareholders. Voting is an important mechanism for investors to express support for, or concern about, a company’s performance and most of our clients authorize BlackRock to exercise this right on their behalf. For those clients, and as a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with their investment objectives. BIS does this by casting votes in favor of proposals that, in our assessment, will promote stronger governance and better operating practices and, in turn, potentially enhance long-term shareholder value. Our vote decisions are informed by our in-depth analysis of company disclosures, engagement with boards and management teams, third-party research, and comparisons against a company’s industry peers.

BIS takes a constructive, long-term approach to our engagement with companies, reflecting the investment horizons of the majority of our clients. An engagement is a meeting between BIS and a company’s board and management that helps improve our understanding of the company’s business model and material risks and opportunities, to inform our voting decisions on behalf of clients who authorize us to vote on their behalf. In these two-way conversations, we listen to and learn directly from company directors and executives and ask questions relevant to their business. Either a company or BIS can request an engagement. Many of the engagements are initiated by companies to discuss their long-term strategy, risk and opportunity set, and management’s plan to deliver financial returns through business cycles. The ongoing, multiyear nature of our engagements allows us to build strong relationships with company leadership and mutual understanding on key matters of corporate governance and the drivers of long-term financial performance.

Generally, we support the vote recommendations of the board of directors and management. In case of concerns, we typically raise these through dialogue with board members and management teams first. When we determine it is in our clients’ financial interests to convey concern to companies through voting, we do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.

Key themes

While accepted standards and norms of corporate governance can differ between markets, in our experience, there are certain globally applicable fundamental elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability.

At a minimum, it is our view that companies should observe the accepted corporate governance standards in their domestic market,3 and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation.

3 Our regional voting guidelines, which we publish on the BIS website, reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors.

BlackRock Investment Stewardship	Global Principles ç 4

These Principles cover seven key subjects:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Executive compensation

•	Material sustainability-related risks and opportunities

•	Other corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets. Alongside the Principles and regional voting guidelines, BIS publishes our engagement priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity. Collectively, these BIS policies set out the core elements of corporate governance that guide our investment stewardship program globally and within each market. The BIS policies are not prescriptive, applied on a pragmatic, case-by-case basis, taking into consideration a number of factors, including the sector, market, and business environment within which a company is operating.

Boards and directors

Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the ability of the board to add value and be the voice of shareholders in board discussions. A strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance. As part of their responsibilities, board members have a fiduciary duty to shareholders to oversee the strategic direction, operations, and risk management of a company. This is why our investment stewardship efforts have always started with the performance of the board of directors, and why we see engagement with, and the election of, directors as one of our most important responsibilities. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are appropriate given a company’s business model and we take into consideration a number of factors, including the sector, market, and business environment within which a company is operating.

We view it as good practice when the board establishes and maintains a framework of robust and effective governance mechanisms to support its oversight of the company’s strategy and operations consistent with the long-term economic interests of investors. There should be clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management. Disclosure of material risks that may affect a company’s long-term strategy and financial value creation, including material sustainability-related factors when relevant, is helpful for investors to appropriately understand and assess how effectively management is identifying, managing, and mitigating such risks.

We seek to understand management’s long-term strategy and the milestones against which investors should assess its implementation. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.

Where a company has not adequately disclosed and demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider voting against the election of directors who, on our assessment, have particular responsibility for the issues. We assess director

BlackRock Investment Stewardship	Global Principles ç 5

performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration its governance, business practices that support durable, long-term financial value creation, and performance. Set out below are factors we may take into consideration.

Regular accountability through director elections

To ensure accountability for their actions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.4 Annual director elections allow shareholders to reaffirm their support for board members and/or hold them accountable for their decisions in a timely manner. When board members are not elected annually, in our experience, it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.

We encourage companies to regularly review the effectiveness of their board (including its size), and assess directors nominated for election in the context of the composition of the board as a whole. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

Director independence — from management, significant shareholders, or other related parties – is a central tenet of sound corporate governance across markets.5 We encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.

Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. The lead independent director or another appropriate director should be available to meet with shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

4 In most markets directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.

5 Please see: Tokyo Stock Exchange. “Japan’s Corporate Governance Code.” June 11, 2021; Financial Reporting Council. “UK Corporate Governance Code.” July 16, 2018; Investor Stewardship Group. “Corporate Governance Principles for US Listed Companies.”

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There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors or require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board, as well as the particular skill sets of individual directors, aligns with the company’s long-term strategy and business model. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.

It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of promoting diversity of thought to avoid “group think” in the board’s exercise of its responsibilities to advise and oversee management.

In assessing board composition, we take a case-by-case approach based on a company’s board size, business model, strategy, location and market capitalization. We look for companies to explain how their approach to board composition supports the company’s governance practices.

We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned. We ask boards to disclose, consistent with local laws, how diversity, including professional and personal characteristics, is considered in board composition, given the company’s long-term strategy and business model.6

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities – including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, we look for the assumptions made by management and reviewed by the auditor in preparing the financial statements to be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information as required or permitted under market-specific accounting rules, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we anticipate investors and other users of company reporting will increasingly seek to understand and scrutinize the assumptions underlying financial statements, particularly those that pertain to the impact of the transition to a low-carbon economy on a company’s business model and asset mix. We recognize that this is an area of evolving practice and note that international standards setters, such as the International Financial Reporting Standards (IFRS) Board and the International Auditing and Assurance Standards Board (IAASB), continue to develop their guidance to companies.7

6 Personal characteristics may include, but are not limited to, gender; race/ethnicity; disability; veteran status; LGBTQ+; and national, Indigenous, religious, or cultural identity.

7 IFRS, “IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information”, June 2023, and IAASB, “IAASB Launches Public Consultation on Landmark Proposed Global Sustainability Assurance Standard”, August 2023.

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In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.8 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight. We recognize that audit committees will rely on management, internal audit, and the independent auditor in fulfilling their responsibilities but look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.

We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or internal audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for Audit committees to have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors and management’s steps to address them. In the absence of detailed disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership and a core principle of effective governance. Shareholders, as the residual claimants, have the strongest interest in protecting the financial value of the company, and voting rights should match economic exposure, i.e. one share, one vote.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a

8 Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see the Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management”, 2023.

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management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction should clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We find long-term investors like our clients typically benefit when proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any so-called “shareholder rights plans” proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Executive compensation

In most markets, one of the most important roles for a company’s board of directors is to put in place a compensation structure that incentivizes and rewards executives appropriately. Executive compensation is an important tool used by companies to support long-term financial value creation. In our experience, well-structured compensation policies reward the successful delivery of strategic, operational, and/or financial goals, encourage an appropriate risk appetite, and align the interests of shareholders and executives through equity ownership.

We look for there to be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on whether companies should use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. Long-term incentive plans should encompass timeframes that 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.

When designing, reviewing, and approving executive compensation policies, board compensation committees – or board members responsible for setting executive compensation – should carefully consider the company’s specific circumstances, such as its risk profile, the environment in which it operates, and the individuals the board is trying to attract, retain and incentivize. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices or the company’s business and executive compensation strategies.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases

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in total compensation at a company is solely based on peer benchmarking, rather than also considering rigorous measures of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded performance.

We encourage boards to consider building clawback provisions into incentive plans such that companies could clawback compensation or require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices. We also favor recoupment from or the foregoing of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

BIS may convey concerns through not supporting management’s proposals to approve compensation, where they are on the agenda. We may also vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Material sustainability-related risks and opportunities

It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses.9 As with all risks and opportunities in a company’s business model, appropriate oversight of material sustainability considerations is a core component of having an effective governance framework that supports durable, long-term financial value creation.

Robust disclosure allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S210 may prove helpful to companies in preparing this disclosure. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. We recognize that companies may phase in reporting aligned with the ISSB standards over several years. We also recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

We note that climate and other sustainability-related disclosures often require companies to collect and aggregate data from various internal and external sources. We recognize that the practical realities of data collection and reporting may not line up with financial reporting cycles and companies may require additional time after their fiscal year-end to accurately collect, analyze, and report this data to investors. That said, while we do not prescribe timelines regarding when companies make these disclosures, we encourage them to produce climate and other sustainability-related disclosures sufficiently in advance of their annual meeting, to the best of their abilities to provide investors with time to assess the data and make informed decisions.

9 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.

10 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

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Companies may also choose to adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry initiatives on managing specific operational risks may provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global climate and other sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate and nature-related risk

In our view, the transition to a low-carbon economy is one of several mega forces reshaping markets.11 Our research shows that the low-carbon transition is a structural shift in the global economy that will be shaped by changes in government policies, technology, and consumer and investor preferences, which may be material for many companies.12 Yet the path to a low-carbon economy is uncertain and uneven, with different parts of the economy moving at different speeds. BIS recognizes that it can be challenging for companies to predict the impact of climate-related risk and opportunity on their businesses and operating environments. Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. At companies where these climate-related risks are material, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the transition to a low-carbon economy, including where available, their transition plan.13

In our experience, disclosure consistent with the ISSB standards or the TCFD framework can help investors assess company-specific climate-related risks and opportunities, and inform investment decisions.14 Such disclosures also provide investors with insights into how companies are managing the risks associated with climate change by managing their own carbon emissions or emissions intensities to the extent financially practicable. Recognizing the value of these disclosures, in some jurisdictions, like the U.K, large companies must disclose such climate-related financial information on a mandatory basis, while in other jurisdictions these disclosures are viewed as best practice in the market.

Consistent with the ISSB standards and the TCFD framework, we seek to understand, from company disclosures and engagement, the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios. This includes a scenario in which global warming is limited to well below 2°C, considering ambitions to achieve a limit of 1.5°C, the temperature goal recently reaffirmed by G20 members as part of the 2024 Leader’s Declaration.15

11 BlackRock Investment Institute, “Mega forces: An investment opportunity”, 2023.

12 BlackRock Investment Institute, “Tracking the low-carbon transition”, July 2023.

13 We have observed that more companies are developing such plans, and public policymakers in a number of markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union. We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Transition plans are building momentum internationally, with increased focus from policy makers and supervisors, including in the EU, UK, G7, G20, and from the financial industry. While many initiatives across jurisdictions outline a framework for transition plans, there is no consensus on the key elements these plans should contain. We view useful disclosure as one that communicates a company’s approach to managing financially material business relevant risks and opportunities – including climate-related risks – to deliver long-term financial performance, which allows investors to make more informed decisions. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications.

14 BlackRock, “Global perspectives on investing in the low-carbon transition”, June 2023. We recognize that companies may phase in reporting aligned with the ISSB standards over several years, depending on local requirements. We also recognize and respect that some companies may report using different local standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies disclose their rationale for reporting in line with the specific disclosure framework chosen and highlight the metrics that are industry- or company-specific.

15 In November 2024, G20 members reaffirmed the Paris Agreement temperature goal as part of the Leader’s Declaration. G20 members include the world’s major economies (19 countries and two regional bodies, the European Union and African Union), representing 85% of global Gross Domestic Product, over 75% of international trade, and about two-thirds of the world population.

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These frameworks also contemplate disclosures on how companies are setting short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.

While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments companies choose to make regarding material scope 3 emissions and recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate-related risks and opportunities.

In addition to climate-related risks and opportunities, the management of nature-related factors is increasingly a component of some companies’ ability to generate durable, long-term financial returns for shareholders, particularly where a company’s strategy is heavily reliant on the availability of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose how they manage any reliance and impact on, as well as use of, natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities. We rely on company disclosures when determining how to vote on shareholder proposals addressing natural capital issues. Our publicly available commentary provides more information on our approach to natural capital.16

Companies’ impact on their workforce, supply chains, and communities

In order to advance long-term shareholders’ interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.

As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested to understand how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy.

Companies should articulate how they address material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company’s long-term success.

16 Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. In our view, the final recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue.

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Other corporate governance matters and shareholder protections

In our view, shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess the effectiveness of the board’s oversight of management and whether investors’ economic interests have been protected. As a general principle, we believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.17 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholder proponents proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ economic interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of sustainability-related risks.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, considering the company’s individual circumstances and maintaining a singular focus on the proposal’s implications for long-term financial value creation. BIS’ evaluation considers whether a shareholder proposal addresses a material risk that, if left unmanaged, may impact a company’s long-term performance. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.

In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal.

We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company, are unduly prescriptive or constraining on management. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.

17 Corporate form refers to the legal structure by which a business is organized.

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BIS is likely to support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this information is additive given the company’s existing disclosures. We may also support shareholder proposals that are focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term financial value creation.

We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we do not submit or edit proposals or the supporting statements – we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons from those put forth by the proponent, when we believe that, overall, it can advance our clients’ long-term financial interests. We typically explain to the company our rationale for supporting such proposals.

Alternatively, or in addition, we may vote against the election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency to a material risk. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate efforts to address a material risk.

BlackRock’s oversight of its investment stewardship activities

Oversight

BlackRock maintains advisory committees (Stewardship Advisory Committees), generally consisting of senior BlackRock index investment professionals and/or senior employees with practical boardroom experience. The Stewardship Advisory Committees review and advise on amendments to BIS regional proxy voting guidelines (the Guidelines). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (Global Oversight Committee) is a risk-focused committee, comprised of the Global Head of Investment Stewardship (Global Head), and senior BlackRock executives with legal, risk and other experience relevant to team oversight. The Global Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the Guidelines.

BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may discuss complicated or particularly controversial matters with senior specialists internally, on an advisory basis, prior to making a voting decision.

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Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider proxies submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BIS will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market, as well as the Principles. The voting guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests. BIS analysts may exercise their professional judgment in determining how to vote if they conclude that the Guidelines do not cover the specific matter raised by a ballot item or that an exception to the Guidelines would be in the long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

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Voting Choice

BlackRock offers Voting Choice a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, and Canada that utilize certain equity index investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.18 BlackRock also launched a U.S. Program to offer proxy voting to eligible shareholder accounts in a U.S. Fund. 19

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors

18 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

19 Read more about BlackRock Voting Choice on our website.

BlackRock Investment Stewardship	Global Principles ç 16

including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

○	public companies that include BlackRock employees on their boards of directors

○	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

○	public companies that are the subject of certain transactions involving BlackRock Funds

○	public companies that are joint venture partners with BlackRock, and

○	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Global Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration).20 BIS works with

20 Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

BlackRock Investment Stewardship	Global Principles ç 17

colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Additionally, we make public our regional proxy voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, on a quarterly basis, we publish our vote record for each company that held a shareholder meeting during the period, showing how BIS voted on each proposal and providing our rationale for any votes against management proposals and on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business practices that support durable, long-term financial value creation by companies.

BlackRock Investment Stewardship	Global Principles ç 18

Want to know more?

blackrock.com/stewardship | contactstewardship@blackrock.com

This document is provided for information and educational purposes only. Investing involves risk, including the loss of principal.

Prepared by BlackRock, Inc.

©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

2024

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 1

Egan-Jones Proxy Services

Wealth Focused

Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission
•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules
•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the board should be comprised of independent directors.
•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.
•

When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 2

•	Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.
•	No director should serve as a consultant or service provider to the Company.
•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years.
•	should not be an immediate family member of an individual who is, or at any time during the past five years was, employed by the Company as an executive officer.
•

should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•	should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.
•

should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any director described above.

•

a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•

a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

Alternate members of key committees will be subject to the same independence criteria as regular members.

B. Board operating procedures

•	The board should adopt a written statement of its governance principles, and regularly re-evaluate them.
•

Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 3

•	The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.
•	Directors should have access to senior management through a designated liaison person.
•	The board should periodically review its own size, and determine a set number of directors between 5 and 15, instead of a range.

C. Requirements for individual directors

We recommend that:

•	The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•

The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D. Shareholder rights

•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.
•	“Greenmail” should be prohibited.
•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan
•	Directors should be elected annually.
•	The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.
•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc..

WITHHOLD votes from nominees who:

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 4

•	are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•	are identified as not independent by the Company and sit on the Audit, Compensation, or Nominating committees.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	fail to act on takeover offers where the majority of the shareholders have tendered their shares unless the proposal was focused on environmental or social issues.

•	implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•	sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•	sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members due to insufficient disclosure on executive compensation.*

*Including cases when the Company has no employees or none of the executive officers are compensated by the Company and no management fees have been provided.

Board Accountability

Case-by-case basis for the following:

•	Evidence or belief of failure of the board to properly account and prepare for risk
•	Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 5

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes

Separating Chairman and CEO

AGAINST shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

AGAINST shareholder proposals that the Chairman OR lead director be independent.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of the Company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Retirement Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

FOR management and shareholder proposals that request placing age limit for a person to be elected or appointed as a director.

FOR management proposals requesting the approval to remove the mandatory retirement age for directors and trustees.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR proposals authorizing exculpation of officers only in connection with direct claims brought by stockholders, including class actions, but without eliminating monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 6

FOR management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the Company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

AGAINST shareholder proposals requesting a report of climate lobbying.

AGAINST shareholder proposals requesting a third party review and report on lobbying activities alignment with position on universal health coverage.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Universal Proxy Card in a Contested Election

FOR proposals requesting that the Company require the use of a universal proxy card in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•	Non-audit fees exceed 50% of total fees

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 7

•

Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Auditor Rotation

AGAINST shareholders proposals asking for auditor rotation.

FOR Shareholder proposal asking to limit the auditor from providing non-audit services.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

AGAINST shareholder proposals requesting multiple candidate elections.

Authorization of the Board to Fill (casual) Vacancies

FOR management proposals requesting that vacancies in the number of directors be designated as casual vacancies and that the Board of Directors be authorized to fill such vacancies as and when it deems fit. On condition that director appointed to fill such a casual vacancy shall hold office until the next annual meeting following his or her election or until his or her election or until his or her successor is elected.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 8

FOR management proposals asking to permit shareholders of record who own at least 10% of the Company’s shares, have the ability to call a special meeting.

FOR shareholder proposals to allow shareholders holding at least 10% or more of the Company’s shares, to call a special shareholder meeting regardless of length of stock ownership to the fullest extent possible, and proposals asking to give to give street name shares and non-street name shares an equal right to call for a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board as long as the number of directors is between 5 and 15.

FOR management proposals to set range of directors as long as there are not less than 5 and more than 15 directors on the board.

FOR management proposals that give management the ability to alter size of the board without shareholder approval.

FOR management proposals to allow the Board to fix number of directors without shareholder approval.

FOR management proposals to allow the Board to set range of directors without shareholder approval.

Case-by-case management proposals to approve unusual board size.

Virtual-only Meeting

FOR management proposals to conduct virtual-only annual meeting, considering shareholders’ rights to participate electronically as they would have during an in-person meeting.

FOR proposals asking to allow the Company to hold a virtual meeting of shareholders along with an in-person meeting at a designated location.

Quorum Requirements

FOR proposals seeking approval of a lower quorum requirement if the reduced quorum is at least one-third of shares entitled to vote, either in person or by proxy.

Tender Offer Defenses

Poison Pills

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 9

AGAINST shareholder proposal requesting the Board authorize a self-tender offer.

Case-by-case basis for shareholder proposals to redeem the Company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

FOR proposals to adopt anti-“greenmail” charter or bylaw amendments or otherwise restrict the Company’s ability to make “greenmail” payments.

Case-by-case basis for anti-“greenmail” proposals which are bundled with other charter or bylaw amendments.

Pale Greenmail

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR management proposals requesting elimination of supermajority voting provisions for amendments to the certificate of incorporation and bylaws.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

FOR shareholder proposals asking that each bylaw amendment adopted by the board of directors not become effective until approved by shareholders.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 10

Other Governance Proposals

Confidential Voting

AGAINST shareholder proposals that request that the Company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant Company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

AGAINST binding shareholder proposals on proxy access.

AGAINST shareholder proposals to improve Catch-22 Proxy Access to remove the shareholder group limit—to enable as many shareholders as may be needed to combine their shares to equal 3% of the stock owned continuously for 3-years in order to enable shareholder proxy access.

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds 50 percent of share capital, without a specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock more than 50 percent of currently issued common share capital, if tied to a specific transaction or financing proposal or if the share pool was used up due to equity plans.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 11

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and the Company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance taking into consideration stock price at the record date.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

Blank Check Preferred Stock

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the Company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 12

FOR management proposals that facilitate debt restructurings except where signs of self-dealing exist.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives the lowest Compensation score of Needs Attention, FOR otherwise. When the Compensation Score is not available, Egan-Jones will recommend FOR.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the maximum dilution determined by the Compensation Score.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation Score.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation model. AGAINST a non-binding compensation advisory vote when the Company obtains the lowest score on the Egan-Jones Compensation model, FOR otherwise.*

*In cases when the Company doesn’t have a CEO or CEO is not the highest paid executive then Egan-Jones will use the Total Compensation and Salary paid to the highest paid NEO of the Company to calculate a Compensation Score.

AGAINST say-on-pay proposal and compensation committee members when executive employment agreements include tax gross-ups.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the Company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher compensation score. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 13

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend

Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA. except in cases in which the goal in question is one that is opposed by other Wealth-Focused guidelines.

Amendments to Increase Shares and Retain Tax Deductions

under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 14

Golden Parachutes and Tin Parachutes

FOR shareholder proposals requesting that the Board seek shareholder approval of any senior manager’s new or renewed pay package that provides for severance or termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

FOR approval of the amendments to the Company’s bylaws to adopt an exclusive forum for internal corporate claims.

The Federal Forum Selection for the Securities Act Claims Amendment

FOR proposals asking to approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant, shall be the federal district courts of the United States of America.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

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Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•	are interested directors and sit on key board committees (Audit or Nominating committees)

•	are interested directors and the Company does not have one or more of the following committees: Audit or Nominating.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

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Change from Diversified to Non-Diversified Fund

FOR approval of change from diversified to non-diversified fund.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing Fundamental Restriction to Non-fundamental

AGAINST proposals asking to change fundamental restriction to non-fundamental restriction.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non-fundamental.

Changing Fundamental Investment Policy to Non-Fundamental

AGAINST proposals to change the fund’s fundamental investment policy to non-fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, the Company’s past performance, and terms of liquidation.

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Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Appoint and Terminate Sub-advisors without Shareholder Approval—“Manager of Managers” Structure

FOR approval of the use of a “Manager of Managers” structure that would permit the Fund’s manager to appoint and replace sub-advisers and enter into, and materially amend, sub-advisory agreements for the Fund without obtaining prior shareholder approval, regardless of the level of sub-adviser’s affiliation.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•	such as those that exceed 3x of the cash severance or
•	if the cash severance multiple is greater than 2.99x or
•	contain tax gross-ups or
•	provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or
•	are triggered prior to completion of the transaction or
•	if the payouts are not contingent on the executive’s termination.

Extension Amendment Proposal for SPAC companies

Proposals asking to give the Company the right to extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. Case-by-case recommendation, if the pre-existing extension terms have been modified to reduce the amount required to be deposited in trust account, then Egan-Jones will recommend AGAINST.

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Miscellaneous Shareholder Proposals

Governance

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

Statement of the Purpose of a Corporation Review

AGAINST shareholder proposals requesting a review of the statement of the purpose of a corporation and make recommendations to shareholders on how the purpose of a corporation signed by the Chairman and Chief Executive Officer can be fully implemented.

Majority Voting in the Election of Directors

FOR shareholder proposals regarding majority voting in the election of Directors in uncontested meetings.

Election of Non-executive Directors

AGAINST shareholder proposals requesting election of non-executive directors.

Employee Representation on the Board of Directors

AGAINST shareholder proposals on employee representation on the Board of Directors.

Fair Elections/Advance Notice Bylaw

AGAINST shareholder proposals requesting that shareholder approval is required for any advance notice bylaw amendments that:

1. require the nomination of candidates more than 90 days before the annual meeting,

2. impose new disclosure requirements for director nominees, including disclosures related to past and future plans, or

3. require nominating shareholders to disclose limited partners or business associates, except to the extent such investors own more than 5% of the Company’s shares.

CEO succession policy

FOR shareholder proposals requesting a CEO succession planning policy.

Report on Key-Person Risk

FOR shareholder proposals requesting a report on the Company’s key-person risk, including identification of key persons and actions to ameliorate the impacts of their potential loss.

The Board’s Nominee Disclosure Policy/ True Diversity Board Policy

AGAINST shareholder proposal requesting a policy to disclose to shareholders the following: a description of the specific minimum qualifications that the Board’s nominating committee believes must be met by a nominee to be on the board of directors; and each nominee’s skills, ideological perspectives, and experience presented in a chart or matrix form.

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AGAINST shareholder proposals requesting that the Board of Directors review the Human Resources Committee’s mandate in order for it to play a role in overseeing key strategies regarding organizational culture, human resources, engagement, health, well-being, equity, diversity and inclusion of employees and that it can ensure that such strategies and organizational culture include environmental, social and governance (ESG) principles.

Risk Oversight Committee/Public Policy Committee

AGAINST shareholder proposals requesting a report, at reasonable cost, omitting proprietary or legally privileged information, discussing the merits of establishing a risk oversight board committee to oversee the Company’s policies including human rights, environment, domestic governmental regulations, foreign affairs and international relations affecting the Company’s business.

Creation of a New Technology Committee

AGAINST shareholder proposals that request that the Company create a new technology committee.

AGAINST shareholder proposals requesting the Board review the mandate of the Corporate Governance Committee in order to include an ethical component concerning the use of artificial intelligence.

Decarbonization Committee

AGAINST shareholder proposals that request the board of directors establish a new committee to evaluate the risks and drawbacks of attempting to meet demands for the Company decarbonization.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CAS-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Proxy Voting Review

AGAINST shareholder proposal regarding proxy voting review report.

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Disclosure of Voting Results

FOR shareholder proposals requesting separate disclosure of voting results by classes of shares.

Right to Convert a Limited Amount of Class B Common Stock into Class A Common Stock

FOR shareholder proposals on annual right to convert a limited amount of class B Common Stock (10 votes per share) into Class A Common Stock (1 vote per share).

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to the Company’s capital structure and charter/bylaws. These include, but are not limited to:

› the ability to re-classify a board;

› the exclusive right to set the number of directors;

› limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Report on Whistleblower Policies and Practices

AGAINST shareholder proposals requesting a report (within a reasonable time, at reasonable cost, and excluding confidential information) evaluating the Company’s whistleblower policies and practices.

Mandatory Arbitration Bylaw

AGAINST shareholder proposals requesting that the Company adopt to a mandatory arbitration bylaw.

AGAINST shareholder proposals regarding a report on the impact of the use of mandatory arbitration on employees and workplace culture.

Concealment Clauses

AGAINST shareholder proposals requesting additional reporting on risks associated with the use of certain concealment clauses.

AGAINST shareholder proposals requesting that shareholders be allowed the opportunity at shareholder meetings to alert board members that the shareholders seek more information or favor a particular approach to corporate policy and that the Company constitution should include the clause: “The Company in general meeting may by ordinary resolution express an opinion or request information about the way in which a power of the Company partially or exclusively vested in the Directors has been or should be exercised. Such a resolution must relate to a material risk identified by the Directors or the Company and cannot advocate action that would violate any law or relate to any personal claim or grievance. Such a resolution is advisory only and does not bind the Directors or the Company”.

Executive Compensation

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

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Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Senior Executive Stock Retention

AGAINST shareholder proposals that request adoption of a policy requiring senior executives to retain a significant percentage of shares.

Deferral Period for Certain Compensation of Senior Executives

AGAINST shareholder proposals that request that the Compensation committee make the following changes to any annual cash incentive program (“Bonus Program”), as applicable to senior executives, in order to promote a longer-term perspective: an award to a senior executive under a Bonus Program that is based on one or more financial measurements whose performance measurement period is one year or shorter shall not be paid in full for a period following the award; and, the Committee shall develop a methodology for (a) determining the length of the Deferral Period and what proportion of a Bonus should be paid immediately; (b) adjusting the remainder of the Bonus over the Deferral Period in a manner that (i) allows accurate assessment of risks taken during the PMP that could have affected performance on the Financial Metric(s) and (ii) allows the Company to recoup Bonus compensation pursuant to its clawback policy; and (c) paying out the remainder of the Bonus at the end of the Deferral Period.

Deduct Impact of Stock Buybacks from Executive Pay

AGAINST shareholder proposals that request the board of directors adopt a policy that the board will not utilize “earnings per share” (“EPS”) or its variations (e.g., diluted or operating EPS) or financial ratios (return on assets or net assets or equity) in determining a senior executive’s incentive compensation or eligibility for such compensation, unless the Board utilizes the number of outstanding shares on the beginning date of the performance period and excludes the effect of stock buybacks that may have occurred between that date and the end of the performance period.

Government Service Golden Parachute

AGAINST shareholder proposals on policy prohibiting the vesting of equity-based awards (including stock options, restricted stock and other stock awards granted under an equity incentive plan), for senior executives due to a voluntary resignation to enter government service.

Nonqualified Savings Plan Earnings

AGAINST shareholder proposals to adopt a policy that prohibits the practice of paying above-market earnings on the non-tax-qualified retirement saving or deferred income account balances of senior executive officers.

GAAP Financial Metrics for Purposes of Determining Executive Compensation

AGAINST shareholder proposals asking to adopt a policy that when using performance metrics to calculate senior executive compensation, the Company shall not adjust performance metrics that are calculated in accordance with generally accepted accounting principles (GAAP).

AGAINST stockholder proposals on non-GAAP measures disclosure.

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Legal and Compliance Costs in Executive Compensation metrics

AGAINST shareholder proposals requesting that financial performance metrics should not be adjusted to exclude legal or compliance costs in evaluating performance for incentive payouts to senior executives.

AGAINST shareholder proposal requesting inclusion of legal and compliance costs in incentive compensation metrics.

Tax Transparency

AGAINST shareholder proposals on tax transparency requesting that the Company issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard.

ESG Metrics and Executive Compensation

AGAINST shareholder proposals asking that the Company prepare a report, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company’s compensation incentive plans.

Community Impacts and Company’s Executive Compensation Program

AGAINST shareholder proposals asking that the Board of directors publish a report, at reasonable expense, within a reasonable time, and omitting confidential or propriety information, assessing the feasibility of integrating community stakeholder concerns and impacts into the Company’s executive compensation program.

Target Amounts for CEO Compensation – Pay Disparity

AGAINST shareholder proposals requesting that the Company take into consideration the pay grades and/or salary ranges of all classifications of the Company’s employees when setting target amounts for CEO compensation.

Equity Ratio Disclosure in Executive Compensation

AGAINST shareholder proposals requesting that the Company disclose equity ratio disclosure used by the compensation committee to set executive compensation.

AGAINST shareholder proposals asking to ensure greater independence of compensation advisors.

AGAINST shareholder proposals to discontinue professional services allowance for NEOs

AGAINST shareholder proposals on cessation of Stock Option and Bonus Programs.

Executive Perquisites

AGAINST shareholder proposals that requests that payments and/or reimbursements to current and former Named Executive Officers (NEOs) for personal expenses be discontinued.

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Incentive Compensation and Risks of Material Losses

AGAINST shareholder proposals asking that the Company prepare a report, at reasonable cost, disclosing whether and how the Company has identified employees or positions, individually or as part of a group, who are eligible to receive incentive-based compensation that is tied to metrics that could have the ability to expose the Company to possible material losses, as determined in accordance with generally accepted accounting principles.

Advisory Vote on Executive Compensation

AGAINST shareholder proposals on adoption of advisory vote on executive compensation.

Against shareholder proposals on pay for superior performance.

Drug Pricing Strategies in Incentive Compensation Plans

AGAINST shareholder proposals requesting report on the extent to which risks related to public concern over drug pricing strategies are integrated into incentive compensation arrangements.

The report should include, but need not be limited to, discussion of whether incentive compensation arrangements reward, or not penalize, senior executives for (i) adopting pricing strategies, or making and honoring commitments about pricing, that incorporate public concern regarding the level or rate of increase in prescription drug prices; and (ii) considering risks related to drug pricing when allocating capital.

Executive Pay Confidential Voting

AGAINST shareholder proposals to adopt a bylaw provision restricting management’s access to vote tallies prior to the annual meeting with respect to certain executive pay matters.

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

AGAINST shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals

Energy and Environment

AGAINST shareholder proposals asking the Company to issue a report in support of circular economy.

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AGAINST shareholder proposals that request companies to follow the CERES Principles, Net-Zero Alliance or other related organization principles.

AGAINST shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report.

AGAINST shareholder proposals requesting that the Company nominate environmental expert to the Board of Directors.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting that the Company issue an annual report to shareholders, at reasonable cost and omitting proprietary information, on plastic pollution.

AGAINST shareholder proposals requesting a report on reduction of water pollution.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting that the Company adopt GHG emissions reductions goals and issue a report by at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

AGAINST shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on electronic waste.

AGAINST shareholder proposals requesting a report on renewable energy adoption.

AGAINST shareholder proposals requesting a report on distributed scale clean electricity.

AGAINST shareholder proposals on establishing a climate change committee.

AGAINST shareholder proposals requesting a report on climate change.

AGAINST shareholder proposals requesting that the Company establish an annual advisory vote policy with respect to its environmental and climate change action plan and objectives.

AGAINST shareholder proposals requesting environmental and social due diligence.

AGAINST shareholder proposals requesting a report a report on 2-degree or 1.5-degree scenarios, IEA or IPCC reports, scenarios or assumptions, or any other climate- or net-zero transition-related models.

Fiduciary Carbon-Emission Relevance Report

AGAINST shareholder proposals requesting a report evaluating the material factors relevant to decisions about whether a 2050 net-zero carbon goal is appropriate; factors such as economic consequences of adopting a 2050 net-zero carbon goal, technological feasibility for the company, the possibility that the climate models that underlie such goals are incorrect etc.

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AGAINST shareholder proposals requesting that the Company suspend memberships of industry associations that are involved in lobbying inconsistent with the goals of the Paris agreement.

AGAINST shareholder proposals requesting a report on supply chain deforestation impacts.

AGAINST shareholder proposals requesting a report on limiting supply chain flaring.

AGAINST shareholder proposals requesting a report on climate change and business model.

AGAINST shareholder proposals requesting a report on investment of retirement funds in companies contributing to climate change.

AGAINST shareholder proposals requesting a report on public advocacy on climate change and energy by relevant industry associations.

AGAINST shareholder proposals requesting a report on stranded assets due to climate change.

AGAINST shareholder proposals requesting a report on risks of petrochemical investments.

AGAINST shareholder proposals on privatization of pollution assets.

AGAINST shareholder proposals on new fossil fuel financing requesting adoption of a policy in which the Company takes available actions to help ensure that its financing does not contribute to new fossil fuel supplies.

AGAINST shareholder proposals requesting that the Company commit to continuing to invest in and finance the oil and gas sector and conduct a review of any and all of its policies to ensure that there are none that have the effect of encouraging divestment from the sector.

AGAINST shareholder proposal requesting a report on quantitative metrics identified by the Sustainability Accounting Standards Board (SASB) as providing material information on water resource risks for the meat, poultry and dairy sector at reasonable expense and excluding confidential information.

AGAINST shareholder proposals requesting a report on electrification of the transporation sector.

AGAINST shareholder proposals requesting a report on environmentally sensitive, protected areas.

AGAINST shareholder proposals requesting a report on environmental expenditures (voluntary climate-related activities) including incurred costs and associated significant and actual benefits that have accrued to shareholders, the public health and the environment, including the global climate, from the Company’s environment-related activities that are voluntary and that exceed U.S. and foreign compliance and regulatory requirements.

Health

AGAINST shareholder proposals regarding cage free egg progress disclosure.

AGAINST shareholder proposals requesting a report on antibiotics in livestock.

AGAINST shareholder proposals to adopt a policy to phase out the routine use of antibiotics in the meat and poultry supply chain.

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AGAINST shareholder proposals on protein diversification.

AGAINST shareholder proposals requesting a report on sugar and public health.

AGAINST shareholder proposal on disclosure of pesticide management data, requesting that the Company disclose, at reasonable expense and omitting proprietary information, quantitative metrics demonstrating measurable progress toward the reduction of synthetic chemical pesticide use in the Company’s supply chain.

AGAINST shareholder proposals that request the Company prepare a report disclosing the governance measures the Company has implemented to more effectively monitor and manage financial and reputational risks related to the opioid crisis in the U.S.

AGAINST shareholder proposals that request the Compensation committee prepare a report on drug pricing.

AGAINST shareholders proposals that request fair distribution and access to life-sustaining drugs and vaccines in affordable prices in both the United States and in low-income countries.

AGAINST shareholder proposal requesting a report on transfer of intellectual property to potential COVID-19 manufacturers.

AGAINST shareholder proposal requesting report on government financial support and access to COVID-19 vaccines and therapeutics.

AGAINST shareholder proposal requesting a report on public health costs of protecting vaccine technology.

AGAINST shareholder proposals requesting that the Company discontinue global sales of baby powder containing talc.

AGAINST shareholder proposals requesting that the Company prepare an independent third-party audit on driver health and safety.

AGAINST shareholder proposals requesting a report on health risks of continued in-store tobacco sales.

AGAINST shareholder resolutions to move away from the production, marketing, or distribution of addictive or other harmful materials like opioids and tobacco.

AGAINST shareholder proposals seeking support for the descheduling of Cannabis.

AGAINST shareholders proposal requesting that the Company create a committee to prepare a report regarding the impact of plant closure on communities and alternatives to help mitigate the effects.

AGAINST shareholder proposals requesting a report on the Company’s efforts, to identify and reduce environmental and health hazards associated with past, present and future handling of coal combustion residuals and how those efforts may reduce legal, reputational and financial risks to the Company.

AGAINST shareholder proposals on financial initiatives that promote and strengthen communities, focusing on not only their economic effect but their social impact as well.

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AGAINST shareholder proposals on transition to a public benefit corporation.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

AGAINST shareholder proposals requesting a report on policies regarding military and militarized policing agencies.

AGAINST shareholder proposals requesting a report on development of products for military.

Human Rights, Labor Issues

AGAINST shareholder proposals on establishing a human rights committee.

AGAINST shareholder proposals requesting that the Company nominate for election at least one director with human rights expertise.

AGAINST shareholder proposals seeking a human rights report human rights due diligence process to assess, identify, prevent and mitigate actual and potential adverse human rights impacts.

AGAINST shareholder proposals requesting a report evaluating the efficacy of the Company’s existing policies and practices to address the human rights impacts of its content management policies to address misinformation and disinformation across its platforms.

AGAINST shareholder proposals requesting a report on data privacy.

AGAINST shareholder proposals on policies of freedom of expression—to report annually to shareholders, at reasonable expense and excluding confidential and proprietary information, regarding the Company’s policies on freedom of expression and access to information, including whether it has publicly committed to respect freedom of expression as a human right; the oversight mechanisms for formulating and administering policies on freedom of expression and access to information.

Non-Partisanship/ Political Speech

AGAINST shareholder proposals requesting that the Board of Directors encourage a senior management commitment to avoid supporting or taking a public position on any controversial social or political issues (collectively “political speech”), without having previously, comprehensively and without bias justified by action on the basis of underlying business strategy, exigencies, and priorities.

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AGAINST shareholder proposal regarding adoption of a policy on the Company’s commitment to respect the rights to freedom of association and collective bargaining in its operations.

AGAINST shareholder proposals requesting a third-party audit on workers’ freedom of association and collective bargaining rights.

AGAINST shareholder proposals requesting workplace safety report.

AGAINST shareholder proposals requesting that the Company issue a report, at reasonable cost and omitting proprietary information, to include key performance indicators on human capital management related to the Company’s portfolio, including reporting on the number and types of complaints received from employees, including contractors and temporary workers, the remedies offered under its grievance mechanism and the percentage of complaints resolved.

AGAINST shareholder proposals to report to shareholders on the Company’s minimum requirements and standards related to workforce practices.

AGAINST shareholder proposals seeking reports on the Company activities affecting indigenous peoples.

AGAINST shareholder proposal regarding human and indigenous peoples’ rights and asking the Company to modify its committee charters, bylaws and/or articles of incorporation, to articulate the fiduciary duties of Board and management to ensure due diligence on human and Indigenous peoples’ rights.

AGAINST shareholder proposals requesting the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

AGAINST shareholder proposals regarding a slavery and human trafficking report.

AGAINST shareholder proposals requesting a report assessing the risk of increased sexual exploitation of children as the Company develops and offers additional privacy tools.

AGAINST shareholder proposals requesting a disclosure whether the Company’s business operations involve, rely or depend on child labor.

AGAINST shareholder proposals requesting that the Company prepare an annual report regarding sexual harassment complaints.

AGAINST shareholder proposals requesting that the Company issue a report on prison labor in supply chain.

AGAINST shareholder proposals requesting a report, omitting confidential and privileged information and at reasonable expense, detailing any known or potential risks and costs to the company caused by enacted or proposed state policies severely restricting reproductive rights, and detailing any strategies beyond litigation and legal compliance that the company may deploy to minimize or mitigate these risks.

AGAINST shareholder proposals relating to reproductive rights and consumer data privacy.

AGAINST shareholder proposals supporting activities that include abortion, euthanasia or assisted suicide.

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AGAINST shareholder proposals promoting in vitro fertilization for either assisting conception or for research.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Diversity, Equity and Inclusion

AGAINST shareholder proposals asking the Company to set a diversity target (of min of 40%) for the composition of its Board.

AGAINST shareholder proposals relating to board diversity.

Report on Diversity and Inclusion

AGAINST shareholder proposals requesting a report on the effectiveness of the Company’s diversity, equity, and inclusion efforts. The report should be done at reasonable expense, exclude proprietary information, and provide transparency on outcomes, using quantitative metrics for hiring, retention, and promotion of employees, including data by gender, race, and ethnicity.

DE&I Policies Third Party – Audit Racial Equity/Civil Rights Audit

AGAINST shareholder proposals that request the Board of Directors commission an audit analyzing the impacts of the Company’s Equity, Diversity & Inclusion policies on civil rights, non-discrimination and returns to merit, and the impacts of those issues on the Company’s business. The audit may, in the Board’s discretion, be conducted by an independent and unbiased third party with input from civil rights organizations, public-interest litigation groups, employees and shareholders of a wide spectrum of viewpoints and perspectives. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on the Company’s website.

Report on effects of DE&I /Report on Discrimination Risk Oversight and Impact

AGAINST shareholders proposals requesting that the Board of Directors conduct an evaluation and issue a report within the next year, at reasonable cost and excluding proprietary information and disclosure of anything that would constitute an admission of pending litigation, evaluating how it oversees risks related to discrimination against individuals based on their race, color, religion (including religious views), sex, national origin, or political views, and whether such discrimination may impact individuals’ exercise of their constitutionally protected civil rights.

Report on a cost/benefit analysis of its Diversity, Equity & Inclusion programs

AGINST shareholder proposals requesting a report, omitting proprietary or confidential information and considering all relevant costs and benefits, including the reputational costs arising from discriminating on the basis of race, sex and orientation; the financial costs of selecting employees on bases other than merit; the costs associated with relying on incomplete or biased evidence, and related costs.

AGAINST shareholder proposals asking that the Company rescind the Racial Equity Audit.

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AGAINST shareholder proposals requesting establishment of equal employment opportunity policy.

AGAINST shareholder proposals requesting a racial equity audit or a report on progress toward eliminating racial discrimination at the Company.

AGAINST shareholder proposals regarding assessing inclusion in the workplace and requesting a report to shareholders on whether written policies or unwritten norms at the Company reinforce racism in the Company’s culture.

AGAINST shareholder proposals on gender pay gap.

AGAINST shareholder proposal requesting paid sick leave for all employees.

AGAINST shareholder proposals requesting a report on worker misclassification.

AGAINST shareholder proposal requesting disclosure of languages in which the directors are fluent in the skills and expertise matrix of the circular.

AGAINST shareholder proposals requesting that the board of directors oversee a third party racial justice audit.

Inclusive Hiring or Fair Chance Employment

AGAINST shareholder proposals requesting a report on hiring practices related to people with arrest or incarceration records. Based on the overall Governance Score: FOR when the Company receives one of the lowest two scores; AGAINST otherwise.

AGAINST shareholder proposals requesting that the Company issue a report on ethical recruitment in global supply chains.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the Company has been unresponsive to shareholder relevant requests

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

Animal Rights

AGAINST proposals that deal with animal rights.

AGAINST shareholder proposal requesting supply chain practices report focusing on animal welfare.

Nonhuman primates report

AGAINST shareholder proposals requesting that the Board report to shareholders annually on the species, country of origin (including wild-caught or captive-bred, omitting proprietary information), and numbers of nonhuman primates imported by the company into the U.S.; the species and numbers of nonhuman primates transported within the country; and measures the company is taking to mitigate its impact on dwindling populations in nature.

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Product Integrity and Sales, Marketing and Advertising

AGAINST proposals on ceasing production of socially questionable products.

AGAINST shareholder proposals on reducing sales and marketing of socially questionable products, including but not limited to alcohol, drugs, tobacco, weapons.

AGAINST shareholder proposals asking for responsible sourcing details of product.

AGAINST shareholder proposals requesting a policy to pause sourcing of cotton and other raw materials from China.

AGAINST shareholder proposals requesting a report on the Company’s activities related to safety measures and mitigation of harm associated with Company products.

AGAINST shareholder proposals regarding a report on plant-based milk pricing.

AGAINST shareholder proposals requesting that the Company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that requests the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

AGAINST shareholder proposals to eliminate GE ingredients from the Company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the Company’s products.

AGAINST shareholder proposal requesting that the Company make nicotine level information available to customers and begin reducing nicotine levels in the brands to a less addictive level.

Impact of Extended Patent Exclusivities on Product Access

AGAINST shareholder proposals requesting a report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents.

AGAINST shareholder proposals requesting a report on nanomaterials.

AGAINST shareholder proposals requesting a report on external costs of disinformation in digital advertising.

Assessment of the Company’s advertising and marketing practices

AGAINST shareholder proposals requesting a report, at reasonable expense and excluding proprietary information, assessing whether the Company’s advertising and marketing practices may pose financial and/or reputational risks sufficient to have material impacts on the company’s finances and operations due to levels of gun violence.

Certification of Sound Commercial Practices Related to the Selling of Financial Products and Services

AGAINST shareholder proposals asking for certification of sound commercial practices related to the selling of financial products and services.

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Report on Political Advertising and Posts

AGAINST shareholder proposals asking that the Board of Directors prepare, at a reasonable cost and excluding proprietary information, a report on the controversy surrounding political advertising and posts. Such report should evaluate the implications of the Company’s policies that may exempt politicians’ posts and political advertisements from elements of platform rules such as the Company’s Community Standards and its fact-checking process.

Algorithm Disclosure

AGAINST shareholder proposals requesting that the Company provide more quantitative and qualitative information on how algorithm systems are used to target and deliver ads, error rates, and the impact these systems had on user speech and experiences.

Anticompetitive Practices

AGAINST shareholder proposals regarding a report on board oversight of risks related to anticompetitive practices.

Report on Takedown Requests

AGAINST shareholder proposals regarding a report (within a reasonable time frame, at reasonable cost, and excluding confidential information) assessing the feasibility of public disclosing on an annual basis, by jurisdiction, the list of delisted, censored, downgraded, proactively penalized, or blacklisted terms, queries or sites that the Company implements in response to government requests.

Competitiveness and Protection of Personal Information

AGAINST shareholder proposals requesting that the Board of directors inform the shareholders of the investments the bank/company intends to make to update its computer systems so as to increase its competitiveness while enhancing privacy protection.

Facial Recognition Technology

AGAINST shareholder proposals on prohibition on sales of facial recognition technology to all government entities.

Business Operations and Ethics, Fair Practice

Provision of Services in Conflict Zones policy

AGAINST shareholder proposals requesting a policy on access to services in conflict zones. i.e. that the people in those regions do not suffer discriminatory exclusion from the Company’s financial services, or alternatively, if the Company chooses not to establish this policy, provide an evaluation of the economic impact the policy of exclusion has on the affected populations as well as the company’s finances, operations and reputation.

Politicized de-banking

AGAINST shareholder proposals requesting a report on politicized de-banking evaluating the Company’s policies or practices to make sure there are sufficient safeguards to prevent political or religious discrimination.

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AGAINST shareholder proposals requesting a congruency report on partnerships with globalist organizations that facilitate collaboration between businesses, governments and NGOs for social and political ends against the Company’s fiduciary duty to shareholders.

AGAINST shareholder proposals seeking disclosure of business operations in high risk countries or conflict complicit governments.

Content Management Report/Content Enforcement Policies

AGAINST shareholder proposals requesting a report reviewing the efficacy of its enforcement of its terms of service related to content policies and assessing the risks posed by content management controversies.

Human Resources Issues

AGAINST proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Cybersecurity

AGAINST shareholder proposals requesting a report on cyber risk. Based on the Governance

In rare cases, Egan-Jones may choose to override the documented guideline recommendation when we believe it to be in the best long-term financial interest of shareholders.

2024 Wealth-Focused Proxy Voting Principles and Guidelines	Page 34

United States

GLASS LEWIS

2025 Benchmark Policy Guidelines

www.glasslewis.com

About Glass Lewis

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

Glass Lewis is committed to ongoing engagement with all market participants.

info@glasslewis.com | www.glasslewis.com

2024 Benchmark Policy Guidelines — United States	2

Guidelines Introduction

Summary of Changes for 2025

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

Update: 20 December 2024. We have removed our discussion on page 42 of stock exchange diversity disclosure requirements.

Board Oversight of AI

We have included a new discussion on our approach to artificial intelligence (AI)-related risk oversight. In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI) technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, the benchmark policy takes the view that boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.

In the absence of material incidents related to a company’s use or management of AI-related issues, our benchmark policy will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. We will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and the benchmark policy may recommend against appropriate directors should we find the board’s oversight, response or disclosure concerning AI-related issues to be insufficient.

Change-In-Control Provisions

We have updated our discussion of change-in-control provisions in the section “The Link Between Compensation and Performance” to define our benchmark policy view that companies that allow for committee discretion over the treatment of unvested awards should commit to providing clear rationale for how such awards are treated in the event a change in control occurs.

Clarifying Amendments

The following clarifications of our existing policies are included this year:

Board Responsiveness to Shareholder Proposals

We have revised our discussion of board responsiveness to shareholder proposal to reflect that when shareholder proposals receive significant shareholder support (generally more than 30% but less than majority of votes cast), the benchmark policy generally takes the view that boards should engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.

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Reincorporation

We have revised our discussion on reincorporations to reflect that we review all proposals to reincorporate to a different state or country on a case-by-case basis. Our review includes the changes in corporate governance provisions, especially those relating to shareholder rights, material differences in corporate statutes and legal precedents, and relevant financial benefits, among other factors, resulting from the change in domicile.

Approach to Executive Pay Program

We have provided some clarifying statements to the discussion of in the section titled “The Link Between Compensation and Performance” to emphasize Glass Lewis’ holistic approach to analyzing executive compensation programs. There are few program features that, on their own, lead to an unfavorable recommendation from Glass Lewis for a say-on-pay proposal. Our analysis reviews pay programs on a case-by-case basis. We do not utilize a pre-determined scorecard approach when considering individual features such as the allocation of the long-term incentive between performance-based awards and time-based awards. Unfavorable factors in a pay program are reviewed in the context of rationale, overall structure, overall disclosure quality, the program’s ability to align executive pay with performance and the shareholder experience and the trajectory of the pay program resulting from changes introduced by the compensation committee.

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A Board of Directors that Serves Shareholder Interest

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, we apply a three-year look back, and for former employment relationships with the company, we apply a five-year look back.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard for former employment relationships is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,0008 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent, or the company should not tout them as such.

8 Pursuant to SEC rule Item 404 of Regulation S-K under the Securities Exchange Act, compensation exceeding $120,000 is the minimum threshold deemed material for disclosure of transactions involving family members of directors.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

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Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

Independent Chair

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction — one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 53 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 34 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Performance

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2019, p. 6.

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We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

•	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]
•

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

•	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
•

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.

Board Responsiveness

Glass Lewis believes that boards should be responsive to shareholders when a significant percentage of shareholders vote contrary to the recommendation of management, depending on the issue.

When 20% of more of shareholders vote contrary to management (which occurs when more than 20% of votes on the proposal are cast as AGAINST and/or ABSTAIN), we believe that boards should engage with shareholders on the issue and demonstrate some initial level of responsiveness. These include instances when 20% or more of shareholders:

(i)	withhold votes from (or vote against) a director nominee; or
(ii)	vote against a management-sponsored proposal.

In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

When a majority of shareholders vote contrary to management, we believe that boards should engage with shareholders on the issue and provide a more robust response to fully address shareholder concerns. These include instances when a majority or more of shareholders:

(i)	withhold votes from (or vote against) a director nominee;
(ii)	vote against a management-sponsored proposal;

At controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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structures with unequal voting rights, we will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and provide a more robust response to address shareholder concerns.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•

Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.

•	Proxy statement disclosure discussing the board’s efforts to engage with shareholders and the actions taken to address shareholder concerns.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

Board Responsiveness to Shareholder Proposals

Majority-Supported Shareholder Proposals

We expect clear action from the board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). In our view, this may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.

Significantly Supported Shareholder Proposals

When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), we believe an initial level of board responsiveness is warranted. In instances where a shareholder proposal has received at least 30% shareholder support, we generally believe boards should engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.

Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.

The Role of a Committee Chair

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue).

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In cases where the committee chair is not up for election due to a staggered board, and where we have identified multiple concerns, we will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.

In cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:

•

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

•

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

•	The audit committee chair, if the audit committee did not meet at least four times during the year.
•	The audit committee chair, if the committee has less than three members.
•

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[14]

•

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

•

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

•	The audit committee chair when fees paid to the auditor are not disclosed.
•

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).

•	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
•	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
•

The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

•	All members of an audit committee where the auditor has resigned and reported that a section 10A15 letter has been issued.

14 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

15 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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•	All members of an audit committee at a time when material accounting fraud occurred at the company.[16]
•	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:[17]
○	The restatement involves fraud or manipulation by insiders;
○	The restatement is accompanied by an SEC inquiry or investigation;
○	The restatement involves revenue recognition;
○	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
○	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
•

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

•	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
•	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
•

All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

•	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[18]
•

All members of the audit committee who served since the date of the company’s last annual meeting if, since the last annual meeting, the company has reported a material weakness that has not yet been corrected and the company has not disclosed a remediation plan; or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness.

Material Weaknesses

Effective internal controls over financial reporting should ensure the integrity of companies’ accounting and financial reporting.

The SEC guidance regarding Management’s Report on Internal Control Over Financial Reporting requires that reports on internal control should include: (i) a statement of management’s responsibility for establishing and maintaining adequate internal control over financial reporting for the company; (ii) management’s assessment of the effectiveness of the company’s internal control over financial reporting as of the end of the company’s most recent fiscal year; (iii) a statement identifying the framework used by management to evaluate the effectiveness of the company’s internal control over financial reporting; and (iv) a statement that the

16 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

17 The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). We will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.

18 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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registered public accounting firm that audited the company’s financial statements included in the annual report has issued an attestation report on management’s assessment of the company’s internal control over financial reporting.

A material weakness occurs when a company identifies a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. Failure to maintain effective internal controls can create doubts regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. GAAP and may lead to companies publishing financial statements that are not free of errors or misstatements.

We believe it is the responsibility of audit committees to ensure that material weaknesses are remediated in a timely manner and that companies disclose remediation plans that include detailed steps to resolve a given material weakness. In cases where a material weakness has been ongoing for more than one fiscal year, we expect the company to disclose an updated remediation plan at least annually thereafter. Updates to existing remediation plans should state the progress the company has made toward remediating the material weakness and the remaining actions the company plans to take until the material weakness is fully remediated. As such, we are critical of audit committees when companies disclose remediation plans that remain unchanged from a prior period.

When a material weakness is reported and the company has not disclosed a remediation plan, or when a material weakness has been ongoing for more than one year and the company has not disclosed an updated remediation plan that clearly outlines the company’s progress toward remediating the material weakness, we will consider recommending that shareholders vote against all members of a company’s audit committee who served on the committee during the time when the material weakness was identified.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, in forming our judgment with respect to the audit committee we take into consideration the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation

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consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of compensation committee is a careful review of the CD&A report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:

•

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

•

All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[19]

•

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

•	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
•

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

•	All members of the compensation committee if excessive employee perquisites and benefits were allowed.
•	The compensation committee chair if the compensation committee did not meet during the year.
•	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
•	All members of the compensation committee when vesting of in-the-money options is accelerated.
•

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

•	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
•

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

19 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.

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•

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

•

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[20]

•

All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.

•

All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.

•	All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
•

The chair of the compensation committee when” mega-grants” have been granted and the awards present concerns such as excessive quantum, lack of sufficient performance conditions, and/or are excessively dilutive, among others.

Nominating and Governance Committee Performance

The nominating and governance committee is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

20 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:

•

All members of the governance committee[21] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[22] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

•

All members of the governance committee when a shareholder resolution is excluded from the meeting agenda but the SEC has declined to state a view on whether such resolution should be excluded, or when the SEC has verbally permitted a company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination and the company has not provided any disclosure concerning this no-action relief.

•	The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.[23]
•

The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).

•	In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
•	The governance committee chair when the committee fails to meet at all during the year.
•

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a share- holder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

21 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

22 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

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•

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[24] designating either a state’s courts for intra-corporate disputes, and/or federal courts for matters arising under the Securities Act of 1933 without shareholder approval,[25] or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

•

All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

•

The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).

•

The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

•	The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
•

The governance committee chair when a company does not clearly disclose the identity of a shareholder proponent (or lead proponent when there are multiple filers) in their proxy statement. For a detailed explanation of this policy, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:

•

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

•	The nominating committee chair, if the nominating committee did not meet during the year.
•	In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.

24 A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief.

25 Glass Lewis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, we may make an exception to this policy.

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•	The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
•

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[26]

•

The chair of the nominating committee of a board that is not at least 30 percent gender diverse,[27] or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, we will recommend voting against the chair of the nominating committee if there are no gender diverse directors.

•	The chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board, at companies within the Russell 1000 index.
•

The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant an against vote in the absence of both a governance and a nominating committee, we will recommend voting against the board chair, unless the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

Board-Level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight

26 Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.

27 Women and directors that identify with a gender other than male or female.

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contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise),28 we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

Board Oversight of Environmental and Social Issues

Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that all companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

To that end, Glass Lewis believes that companies should ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment. Given the importance of the board’s role in overseeing environmental and social risks, we believe this responsibility should be formally designated and codified in the appropriate committee charters or other governing documents.

While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.

For companies in the Russell 3000 index and in instances where we identify material oversight concerns, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, Glass Lewis will generally recommend voting against the governance committee chair of a company in the Russell 1000 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

When evaluating the board’s role in overseeing environmental and/or social issues, we will examine a company’s committee charters and governing documents to determine if the company has codified and maintained a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.

Board Oversight of Technology

Cyber Risk Oversight

Companies and consumers are exposed to a growing risk of cyber-attacks. These attacks can result in customer or employee data breaches, harm to a company’s reputation, significant fines or penalties, and interruption to a company’s operations. Further, in some instances, cyber breaches can result in national security concerns, such as those impacting companies operating as utilities, defense contractors, and energy companies.

28 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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In response to these issues, regulators have increasingly been focused on ensuring companies are providing appropriate and timely disclosures and protections to stakeholders that could have been adversely impacted by a breach in a company’s cyber infrastructure.

On July 26, 2023, the SEC approved final rules requiring public companies to report cybersecurity incidents deemed material within four days of identifying them, detailing their nature, scope, timing, and material impact under Item 1.05 on Form 8-K.

Furthermore, in annual reports, companies must disclose their processes for assessing, identifying, and managing material cybersecurity risks, along with their material effects; and describe whether any risks from prior incidents have materially affected its business strategy, results of operations, or financial condition (or are reasonably likely to), pursuant to Regulation S-K Item 106. Item 106 will also require registrants to describe the board of directors’ oversight of risks from cybersecurity threats and management’s role and expertise in assessing and managing material risks from cybersecurity threats. Similar rules were also adopted for foreign private issuers. The final rules became effective on September 5, 2023.

Given the regulatory focus on, and the potential adverse outcomes from, cyber-related issues, it is our view that cyber risk is material for all companies. We therefore believe that it is critical that companies evaluate and mitigate these risks to the greatest extent possible. With that view, we encourage all issuers to provide clear disclosure concerning the role of the board in overseeing issues related to cybersecurity, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. We believe such disclosure can help shareholders understand the seriousness with which companies take this issue.

In the absence of material cyber incidents, we will generally not make voting recommendations on the basis of a company’s oversight or disclosure concerning cyber-related issues. However, in instances where cyber-attacks have caused significant harm to shareholders we will closely evaluate the board’s oversight of cybersecurity as well as the company’s response and disclosures.

Moreover, in instances where a company has been materially impacted by a cyber-attack, we believe shareholders can reasonably expect periodic updates communicating the company’s ongoing progress towards resolving and remediating the impact of the cyber-attack. We generally believe shareholders are best served when such updates include (but are not necessarily limited to) details such as when the company has fully restored its information systems, when the company has returned to normal operations, what resources the company is providing for affected stakeholders, and any other potentially relevant information, until the company considers the impact of the cyber-attack to be fully remediated. These disclosures should focus on the company’s response to address the impacts to affected stakeholders and should not reveal specific and/or technical details that could impede the company’s response or remediation of the incident or that could assist threat actors.

In such instances, we may recommend against appropriate directors should we find the board’s oversight, response or disclosure concerning cybersecurity-related issues to be insufficient, or are not provided to shareholders.

Board Oversight of Artificial Intelligence

In recent years, companies have rapidly begun to develop and adopt uses for artificial intelligence (AI) technologies throughout various aspects of their operations. Deployed and overseen effectively, AI technologies have the potential to make companies’ operations and systems more efficient and productive. However, as the use of these technologies has grown, so have the potential risks associated with companies’ development and use of AI. Given these potential risks, we believe that boards should be cognizant of, and take steps to mitigate exposure to, any material risks that could arise from their use or development of AI.

Companies that use or develop AI technologies should consider adopting strong internal frameworks that include ethical considerations and ensure they have provided a sufficient level of oversight of AI. As such,

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boards may seek to ensure effective oversight and address skills gaps by engaging in continued board education and/or appointing directors with AI expertise. With that view, we believe that all companies that develop or employ the use of AI in their operations should provide clear disclosure concerning the role of the board in overseeing issues related to AI, including how companies are ensuring directors are fully versed on this rapidly evolving and dynamic issue. We believe such disclosure can help shareholders understand the seriousness with which companies take this issue.

While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.

In the absence of material incidents related to a company’s use or management of AI-related issues, we will generally not make voting recommendations on the basis of a company’s oversight of, or disclosure concerning, AI-related issues. However, in instances where there is evidence that insufficient oversight and/or management of AI technologies has resulted in material harm to shareholders, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of AI-related risks. We will also closely evaluate the board’s response to, and management of, this issue as well as any associated disclosures and may recommend against appropriate directors should we find the board’s oversight, response or disclosure concerning AI-related issues to be insufficient.

Board Accountability for Environmental and Social Performance

Glass Lewis carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where we believe that a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.

For more information on how Glass Lewis evaluates environmental and social issues, please see Glass Lewis’ Overall Approach to ESG as well as our comprehensive Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.

Board Accountability for Climate-related Issues

Given the exceptionally broad impacts of a changing climate on companies, the economy, and society in general, we view climate risk as a material risk for all companies. We therefore believe that boards should be considering and evaluating their operational resilience under lower-carbon scenarios. While all companies maintain exposure to climate-related risks, we believe that additional consideration should be given to, and that disclosure should be provided by those companies whose GHG emissions represent a financially material risk.

We believe that companies with this increased risk exposure should provide clear and comprehensive disclosure regarding these risks, including how they are being mitigated and overseen. We believe such information is crucial to allow investors to understand the company’s management of this issue, as well as the impact of a lower carbon future on the company’s operations.

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In line with this view, Glass Lewis will carefully examine the climate-related disclosures provided by companies in the S&P 500 index with material exposure to climate risk stemming from their own operations29, as well as companies where we believe emissions or climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) or IFRS S2 Climate-related Disclosures. We will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where we find either (or both) of these disclosures to be absent or significantly lacking, we may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, we may extend our recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile.

Director Commitments

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.30 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company31 while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the

29 This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

30 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2020 Spencer Stuart Board Index indicates that, while 39% of S&P 500 CEOs serve on one additional public board, just 2% of S&P 500 CEOs serve on two additional public boards and only one CEO serves on three.

31 When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) we will generally apply the higher threshold of five public company directorships.

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directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies in related industries, or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

Other Considerations

In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

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A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

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A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting,[32] or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

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A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

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Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[33]

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All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[34] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill

32 We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.

33 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. On a case-by-case basis, we evaluate other types of interlocking relationships, such as interlocks with close family members of executives or within group companies. Further, we will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

34 Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of our policies regarding anti-takeover measures, including poison pills.

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with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimal board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.

Controlled Companies

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

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We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

•	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
○

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

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Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

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Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Board Responsiveness at Multi-Class Companies

At controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, we will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management we believe that boards should engage with shareholders and provide a more robust response to fully address shareholder concerns.

Significant Shareholders

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Governance Following an IPO, Spin-Off, or Direct Listing

We believe companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, we refrain from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

•	The adoption of anti-takeover provisions such as a poison pill or classified board
•	Supermajority vote requirements to amend governing documents
•	The presence of exclusive forum or fee-shifting provisions
•	Whether shareholders can call special meetings or act by written consent
•	The voting standard provided for the election of directors
•	The ability of shareholders to remove directors without cause
•	The presence of evergreen provisions in the company’s equity compensation arrangements
•	The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest

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In cases where Glass Lewis determines that the board has approved overly restrictive governing documents, we will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, we will expand our recommendations to additional director nominees, based on who is standing for election.

In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Governance Following a Business Combination with a Special Purpose Acquisition Company

The business combination of a private company with a publicly traded special purpose acquisition company (SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO. We believe that some cases warrant shareholder action against the board of a company that have completed a business combination with a SPAC within the past year.

At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition to approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination. Therefore, when shareholders are required to approve binding charters as a condition to approval of a business combination with a SPAC, we believe shareholders should also be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.

When evaluating companies that have recently gone public via business combination with a SPAC, Glass Lewis will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.

In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on

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the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).

Consistent with our view on IPOs, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest.

Dual-Listed or Foreign-Incorporated Companies

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

OTC-listed Companies

Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.

When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.

We are particularly concerned when company disclosure lacks any information regarding the board’s key committees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.

In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a

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different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

•	Size of the board of directors — The board should be made up of between five and twenty directors.
•	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.
•	Independence of the audit committee — The audit committee should consist solely of independent directors.
•	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

•

Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

•

When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

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Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)

•

Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (ICI) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

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Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.35 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”36 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”37

Shareholders have increasingly come to agree with this view. In 2019, 90% of S&P 500 companies had declassified boards, up from 68% in 2009.38 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.39 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Board Composition and Refreshment

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

We will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While we will be highlighting this as

35 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

36 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

37 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

38 Spencer Stuart Board Index, 2019, p. 15.

39 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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a potential area of concern, we will not be making voting recommendations strictly on this basis, unless we have identified other governance or board performance concerns.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, Glass Lewis will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.

Board Diversity

Glass Lewis recognizes the importance of ensuring that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Glass Lewis closely reviews the composition of the board for representation of diverse director candidates.

Board Gender Diversity

We consider the nominating and governance committee to be responsible for ensuring sufficient board diversity, or for publicly communicating its rationale or a plan for increasing diversity. As such, we will generally recommend voting against the chair of the nominating committee of a board that is not at least 30 percent gender diverse, or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside the Russell 3000 index, our policy requires a minimum of one gender diverse director.

When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided sufficient rationale for the lack of diversity or a plan to address the lack of diversity, including a timeline of when the board intends to appoint additional gender diverse directors (generally by the next annual meeting or as soon as reasonably practicable).

We may extend our gender diversity recommendations to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.

Board Underrepresented Community Diversity

We will generally recommend against the chair of the nominating committee of a board with fewer than one director from an underrepresented community on the board at companies within the Russell 1000 index.

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We define “underrepresented community director” as an individual who self-identifies as Black, African American, North African, Middle Eastern, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaskan Native, or who self-identifies as a member of the LGBTQIA+ community. For the purposes of this evaluation, we will rely solely on self-identified demographic information as disclosed in company proxy statements.

When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board, including a timeline to appoint additional directors from an underrepresented community (generally by the next annual meeting or as soon as reasonably practicable).

We may extend our underrepresented community diversity recommendations to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile.

State Laws on Diversity

Several states have begun to encourage board diversity through legislation. Some state laws imposed mandatory board composition requirements, while other states have enacted or are considering legislation that encourages companies to diversify their boards but does not mandate board composition requirements. Furthermore, several states have enacted or are considering enacting certain disclosure or reporting requirements in filings made with each respective state annually.

Glass Lewis will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. We will generally refrain from recommending against directors when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.

We note that during 2022, California’s Senate Bill 826 and Assembly Bill 979 regarding board gender and “underrepresented community” diversity, respectively, were both deemed to violate the equal protection clause of the California state constitution. These laws are currently in the appeals process.

Accordingly, where we previously recommended in accordance with mandatory board composition requirements set forth in California’s SB 826 and AB 979, we will refrain from providing recommendations pursuant to these state board composition requirements until further notice while we continue to monitor the appeals process. However, we will continue to monitor compliance with these requirements.

Disclosure of Director Diversity and Skills

Because company disclosure is critical when measuring the mix of diverse attributes and skills of directors, Glass Lewis assesses the quality of such disclosure in companies’ proxy statements. Accordingly, we reflect how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform our assessment of a company’s overall governance and may be a contributing factor in our recommendations when additional board-related concerns have been identified.

At companies in the Russell 1000 index that have not provided any disclosure in any of the above categories, we will generally recommend voting against the chair of the nominating and/or governance committee. Further, when companies in the Russell 1000 index have not provided any disclosure of individual or aggregate

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racial/ethnic minority board demographic information, we will generally recommend voting against the chair of the nominating and/or governance committee.

Proxy Access

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to shareholder proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com.

Majority Vote for Election of Directors

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2019, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.40

The Plurality Vote Standard

Today, most U.S. companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

40 Spencer Stuart Board Index, 2019, p. 15.

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Advantages of a Majority Vote Standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

Conflicting and Excluded Proposals

SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.

During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.

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In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues:

•	The threshold proposed by the shareholder resolution;
•	The threshold proposed or established by management and the attendant rationale for the threshold;
•	Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
•	The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.

Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.

In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee.

In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following:

•	The nature of the underlying issue;
•	The benefit to shareholders of implementing the proposal;
•	The materiality of the differences between the terms of the shareholder proposal and management proposal;
•	The context of a company’s shareholder base, corporate structure and other relevant circumstances; and
•

A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders, and value and respect the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance.

We view the shareholder proposal process as an important part of advancing shareholder rights and encouraging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review we believe that the exclusion of a shareholder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee.

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Transparency and Integrity in Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”41

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

41 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (CAMs) will also be required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.

Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclosures can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

•	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
•

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[42]

•	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
•	When audit fees are excessively low, especially when compared with other companies in the same industry.
•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in its financial statements.
•

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

•	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
•

In determining whether shareholders would benefit from rotating the company’s auditor, where relevant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When Glass Lewis considers ongoing litigation and significant controversies, it is mindful that such matters may involve unadjudicated allegations. Glass Lewis does not assume the truth of such allegations or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or

42 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.”

Pension Accounting Issues

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. We do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Advisory Vote on Executive Compensation (Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

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Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;
•	The quality and content of the company’s disclosure;
•	The quantum paid to executives; and
•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to Glass Lewis recommendations. Additionally, while we recognize their rarity in the U.S. market, beneficial features such as but not limited to post-vesting and/or post-retirement holding requirements may be viewed positively in our holistic analysis.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally, such instances include:

•	Evidence of a pattern of poor pay-for-performance practices (e.g., deficient or failing pay-for-performance grades or a misalignment between incentive payouts and the shareholder experience),
•

Unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.),

•

Questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or

•	Other egregious compensation practices.

Glass Lewis approaches its analysis of executive compensation programs on a case-by-case basis. Glass Lewis reviews all factors related to named executive officer compensation, including quantitative analyses, structural features, the presence of effective best practice policies, disclosure quality and trajectory-related factors. Except for particularly egregious pay decisions and practices, no one factor would ordinarily lead to an unfavorable recommendation without a review of the company’s rationale and/or the influence of such decisions or practices on other aspects of the pay program, most notably the company’s ability to align executive pay with performance and the shareholder experience.

Although not an exhaustive list, the following factors are viewed negatively. When weighed together, they may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
•	Egregious or excessive bonuses, equity awards, perquisites or severance payments, including golden handshakes and golden parachutes;
•	Insufficient response to low shareholder support;
•	Problematic contractual payments, such as guaranteed bonuses;
•	Adjustments to performance results that lead to problematic pay outcomes;
•	Insufficiently challenging performance targets and/or high potential payout opportunities;

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•	Performance targets lowered without justification;
•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
•	High executive pay relative to peers that is not justified by outstanding company performance; and
•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”).

The aforementioned issues influence Glass Lewis’ assessment of the structure of a company’s compensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns and market-leading practices, a “Fair” rating represents a compensation program with some concerns but general adherence to best practices and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices.

We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale. A “Good” rating represents a thorough discussion of all elements of compensation with rationale. A “Fair” rating represents an adequate discussion of all or most elements of compensation with rationale. A “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels. Glass Lewis understands that regulatory disclosure rules such as smaller reporting company disclosure standards may condone the omission of key executive compensation information. However, we believe that companies should provide sufficient information in the proxy statement to enable shareholders to vote in an informed manner.

In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on “Compensation Committee Performance” for more information.)

Company Responsiveness

When companies receive a significant level of shareholder opposition to a say-on-pay proposal, which occurs when more than 20% of votes on the proposal are cast as AGAINST and/or ABSTAIN, we believe the board should demonstrate a commensurate level of engagement and responsiveness to the concerns behind the disapproval, with a particular focus on responding to shareholder feedback. When assessing the level of opposition to say-on-pay proposals, we may further examine the level of opposition among disinterested shareholders as an independent group. While we recognize that sweeping changes cannot be made to a compensation program without due consideration, and that often a majority of shareholders may have voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90%, we believe the compensation committee should demonstrate in its proxy statement a level of response to a significant vote against. In general, our expectations regarding the minimum appropriate levels of responsiveness will correspond with the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and through the persistence of shareholder disapproval over time.

Responses we consider appropriate include engaging with large shareholders, especially dissenting shareholders, to identify their concerns, and, where reasonable, implementing changes and/or making commitments that directly address those concerns within the company’s compensation program. In cases where particularly egregious pay decisions caused the say on pay proposal to fail, Glass Lewis will closely consider whether any changes were made directly relating to the pay decision that may address structural

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concerns that shareholders have. In the absence of any evidence in the disclosure that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder protest and the severity and history of compensation practices.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model, which serves as our primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for our clients to determine how well companies link executive compensation to relative performance. Companies that demonstrate a weaker link are more likely to receive a negative recommendation; however, other qualitative factors such as overall incentive structure, significant forthcoming changes to the compensation program or reasonable long-term payout levels may mitigate our concerns to a certain extent.

While we assign companies a letter grade of A, B, C, D or F based on the alignment between pay and performance under our primary model, the grades derived from the Glass Lewis pay-for-performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows:

Grade of A:	The company’s percentile rank for pay is significantly less than its percentile rank for performance
Grade of B:	The company’s percentile rank for pay is moderately less than its percentile rank for performance
Grade of C:	The company’s percentile rank for pay is approximately aligned with its percentile rank for performance
Grade of D:	The company’s percentile rank for pay is higher than its percentile rank for performance
Grade of F:	The company’s percentile rank for pay is significantly higher than its percentile rank for performance

Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels may be discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context.

We use this analysis to inform our voting decisions on say-on-pay proposals. If a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, important supplemental quantitative factors like analyses of realized pay levels and the “compensation actually paid” data mandated by the SEC’s 2022 final rule regarding pay versus performance may be considered, and other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

In determining the peer groups used in our pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both market and industry peers, along with each company’s self-disclosed peers and peers of those company-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. Since the peer group used is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, will affect the resulting analyses. While Glass Lewis believes that the independent, rigorous methodology it uses provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group may also presented in the Proxy Paper for comparative purposes and for supplemental analyses.

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Short-Term Incentives

A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STI plans to be based on company-wide or divisional financial measures as well as non-financial, qualitative or non-formulaic factors such as those related to safety, environmental issues, and customer satisfaction when they are material to the company’s overall health. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance levels from the previous year.

Glass Lewis recognizes that disclosure of some measures or performance targets may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. We also believe any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, we expect a robust discussion of why the decision was necessary.

Adjustments to GAAP figures may be considered in Glass Lewis’ assessment of the effectiveness of the incentive at tying executive pay with performance. We believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statements should be provided. Moreover, Glass Lewis believes that in circumstances where significant adjustments were applied to performance results, thorough, detailed discussion of adjustments akin to a GAAP-to-non-GAAP reconciliation and their impact on payouts within the proxy statement is warranted. The absence of such enhanced disclosure for significant adjustments will impact Glass Lewis’ assessment of the quality of disclosure and, in turn, may play a role in the overall recommendation for the advisory vote on executive compensation.

Glass Lewis recognizes the importance of the compensation committee’s prudent and responsible exercise of discretion over incentive pay outcomes to account for significant, material events that would otherwise be excluded from performance results of selected metrics of incentive programs. For instance, litigation settlement charges are typically removed from non-GAAP results before the determination of formulaic incentive payouts, or health and safety failures may not be reflected in performance results where companies do not expressly include health and safety metrics in incentive plans. Such events may nevertheless be consequential to corporate performance results, impact the shareholder experience, and, in some cases, may present material risks. Conversely, certain events may adversely impact formulaic payout results despite being outside executives’ control. We believe that companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion over incentive payouts.

We do not generally recommend against a pay program due to the use of a non-formulaic plan. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale

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in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may help drive a negative recommendation.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (LTI) plans. These include:

•	No re-testing or lowering of performance conditions;
•	Performance metrics that cannot be easily manipulated by management;
•	Two or more performance metrics;
•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•	Performance periods of at least three years;
•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;
•	Reasonable individual award limits;
•	Equity granting practices that are clearly disclosed and
•	Additional post-vesting holding periods to encourage long-term executive share ownership.

In evaluating long-term incentive grants, Glass Lewis generally believes that at least half of the grant should consist of performance-based awards, putting a material portion of executive compensation at-risk and demonstrably linked to the performance of the company. While we will consistently raise concern with programs that do not meet this criterion, we may refrain from a negative recommendation in the absence of other significant issues with the program’s design or operation. However, in cases where performance-based awards are significantly rolled back or eliminated from a company’s long-term incentive plan, such decisions will generally be viewed negatively outside of exceptional circumstances. Given the reduction in rigor and accountability in the pay program, Glass Lewis will assess the revision’s impact on the pay program’s ability to align executive pay with performance and shareholder experience; programs that fail our assessment may receive an unfavorable recommendation. They may also lead to an unfavorable recommendation from Glass Lewis if the change is not offset by meaningful revisions such as to pay quantum and vesting periods, particularly in the absence of cogent rationale.

As with the short-term incentive, Glass Lewis recognizes the importance of the compensation committee’s judicious and responsible exercise of discretion over incentive pay outcomes to account for significant events that would otherwise be excluded from performance results of selected metrics of incentive programs. We believe that companies should provide thorough discussion of how such events were considered in the committee’s decisions to exercise discretion or refrain from applying discretion over incentive pay outcomes. Furthermore, considerations related to the use of non-GAAP metrics under the STI plan similarly apply to the long-term incentive program.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should

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the company’s judgment on the use of discretion and any significant changes to the performance program structure.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal performance benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating potential changes to LTI plans and determining the impact of additional stock awards. We will therefore review the company’s pay-for-performance analyses (see above for more information) and specifically the proportion of total compensation that is stock-based.

Grants of Front-Loaded Awards

Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. The so-called “mega-grant”, an outsized award to one individual sometimes valued at over $100 million is sometimes but not always provided as a front-loaded award. We believe shareholders should generally be wary of this granting approach, and we accordingly weigh these grants with particular scrutiny.

While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies or to respond to other unforeseen factors. Additionally, if structured poorly, early vesting of such awards may reduce or eliminate the retentive power at great cost to shareholders. The considerable emphasis on a single grant can place intense pressures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.

We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided. The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In our qualitative analysis of the grants of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis and may compare this result to the prior practice and peer data, among other benchmarks. Additionally, for awards that are granted in the form of equity, Glass Lewis may consider the total potential dilutive effect of such award on shareholders.

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In situations where the front-loaded award was meant to cover a certain portion of the regular long-term incentive grant for each year during the covered period, our analysis of the value of the remaining portion of the regular long-term incentives granted during the period covered by the award will account for the annualized value of the front-loaded portion, and we expect no supplemental grant be awarded during the vesting period of the front-loaded portion.

Linking Executive Pay to Environmental and Social Criteria

Glass Lewis believes that explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.

When a company is introducing E&S criteria into executive incentive plans, we believe it is important that companies provide shareholders with sufficient disclosure to allow them to understand how these criteria align withtheir strategies. Additionally, Glass Lewis recognizes that there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized. For example, we believe that shareholders should interrogate the use of metrics that award executives for ethical behavior or compliance with policies and regulations. It is our view that companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, particularly in the case of qualitative metrics, we believe that shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, we believe that shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.

While we believe that companies should generally set long-term targets for their environmental and social ambitions, we are mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics. We also are of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may resolve that including E&S criteria in the annual bonus may help to incentivize the achievement of short-term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.

One-Time Awards

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, Glass Lewis reviews grants of supplemental awards on a case-by-case, company-by-company basis to give adequate consideration for unique circumstances. Companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation and a discussion of how the quantum of the award and its structure were determined. Further, such awards should be tied to future service and performance whenever possible.

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Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

Contractual Payments and Arrangements

Beyond the quantum of contractual payments, Glass Lewis will also consider the design of any entitlements. Certain executive employment terms may help to drive a negative recommendation, including, but not limited to:

•	Excessively broad change in control triggers;
•	Inappropriate severance entitlements;
•	Inadequately explained or excessive sign-on arrangements;
•	Guaranteed bonuses (especially as a multiyear occurrence); and
•	Failure to address any concerning practices in amended employment agreements.

In general, we are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.

Sign-on Awards and Severance Benefits

We acknowledge that there may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

We believe sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.

With respect to severance, we believe companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements. However, where Glass Lewis determines that such predetermined payouts are particularly problematic or unfavorable to shareholders, we may consider the execution of such payments in a negative recommendation for the advisory vote on executive compensation.

In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. We consider the inclusion of long-term incentives in cash severance calculations to be inappropriate, particularly given the commonality of accelerated vesting and the proportional weight of long-term incentives as a component of total pay. Additional considerations, however, will be accounted for when reviewing atypically structured compensation approaches.

Change in Control

Glass Lewis considers double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, to be best practice. Any arrangement that is not explicitly double-trigger may be considered a single-trigger or modified single-trigger arrangement. Companies that allow for

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committee discretion over the treatment of unvested awards should commit to providing clear rationale for the committee’s ultimate decision as to how such awards should be treated in the event a change in control occurs.

Further, we believe that excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.

Excise Tax Gross-ups

Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit.

Depending on the circumstances, the addition of new gross-ups around this excise tax may lead to negative recommendations for a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in the future. For situations in which the addition of new excise tax gross ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.

Amended Employment Agreements

Any contractual arrangements providing for problematic pay practices which are not addressed in materially amended employment agreements will potentially be viewed by Glass Lewis as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.

Recoupment Provisions (Clawbacks)

On October 26, 2022, the SEC adopted Rule 10D-1 under the Securities Exchange Act of 1934. The rule mandates national securities exchanges and associations to promulgate new listing standards requiring companies to maintain recoupment policies (“clawback provisions”). The final clawback listing standards were approved by the SEC, effective October 2, 2023 and required listed companies to adopt a compliant policy by December 1, 2023. Glass Lewis believes that clawback provisions play an important role in mitigating excessive risk-taking that may be encouraged by poorly structured variable incentive programs. Current listing standards require recoupment of erroneously awarded payouts to current and former executive officers in the event of an accounting restatement or correction to previous financial statements that is material to the current period, regardless of fault or misconduct.

Glass Lewis recognizes that excessive risk-taking that can materially and adversely impact shareholders may not necessarily result in such restatements. We believe that clawback policies should allow recovery from current and former executive officers in the event of a restatement of financial results or similar revision of performance indicators upon which the awards were based. Additionally, recoupment policies should provide companies with the ability to claw back variable incentive payments (whether time-based or performance-based) when there is evidence of problematic decisions or actions, such as material misconduct, a material reputational failure, material risk management failure, or a material operational failure, the consequences of which have not already been reflected in incentive payments and where recovery is warranted.

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In situations where the company ultimately determines not to follow through with recovery, Glass Lewis will assess the appropriateness of such determination for each case. A thorough, detailed discussion of the company’s decision to not pursue recoupment and, if applicable, how the company has otherwise rectified the disconnect between executive pay outcomes and negative impacts of their actions on the company and the shareholder experience will be considered. The absence of such enhanced disclosure may impact Glass Lewis’ assessment of the quality of disclosure and, in turn, may play a role in Glass Lewis’ overall recommendation for the advisory vote on executive compensation. The clawback policy should provide recoupment authority regardless of whether the employment of the executive officer was terminated with or without cause.

Hedging of Stock

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

Pledging of Stock

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management, and therefore we recognize the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;
•	The percentage executives’ pledged shares are of outstanding shares;
•	The percentage executives’ pledged shares are of each executive’s shares and total assets;
•	Whether the pledged shares were purchased by the employee or granted by the company;
•	Whether there are different policies for purchased and granted shares;
•	Whether the granted shares were time-based or performance-based;
•	The overall governance profile of the company;
•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•	The nature and cyclicality, if applicable, of the company’s industry;
•	The participation and eligibility of executives and employees in pledging;
•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

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•	Disclosure of the extent of any pledging, particularly among senior executives.

Executive Ownership Guidelines

The alignment between shareholder interests and those of executives helps to ensure that executives are acting in the best long-term interests of disinterested shareholders. Companies should facilitate this relationship through the adoption and enforcement of meaningful minimum executive share ownership requirements. Companies should clearly disclose their executive ownership requirements in their Compensation Discussion and Analysis section and how the various types of outstanding equity awards are counted or excluded from the ownership level calculation.

In determining whether executives have met the requirements or not, the inclusion of unearned performance-based full value awards and/or unexercised stock options without cogent rationale may be viewed as problematic. While Glass Lewis views the inclusion of unearned performance-based equity in the ownership determination renders executive share ownership policies less effective, we continue to believe that performance-based equity compensation plays an important role in the separate issue of aligning executive pay with performance.

Compensation Consultant Independence

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceed those paid for compensation consulting.

CEO Pay Ratio

As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations. On the other hand, we believe the underlying data may help shareholders evaluate the rationale for certain executive pay decisions such as increases in fixed pay levels.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

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We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations or new and excessive single-trigger entitlements, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation not only for the golden parachute proposal under review, but for the next say-on-pay proposal of any involved corporate parties, as well as recommendations against their compensation committee as appropriate.

Equity-Based Compensation Proposals

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program, and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We

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also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;
•	Requested share amounts or share reserves should be conservative in size so that companies must seek shareholder approval every three to four years (or more frequently);
•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
•	The expected annual cost of the plan should be proportional to the business’s value;
•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
•	Plans should not permit repricing of stock options without shareholder approval;
•	Plans should not contain excessively liberal administrative or payment terms;
•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Meanwhile, for individual equity award proposals where the recipient of the proposed grant is also a large shareholder of the company whose vote can materially affect the passage of the proposal, we believe that the company should strongly consider the level of approval from disinterested shareholders before proceeding with the proposed grant. Glass Lewis recognizes potential conflicts of interests when vote outcomes can be heavily influenced by the recipient of the grant. A required abstention vote or non-vote from the recipient for an equity award proposal in these situations can help to avoid such conflicts. This favorable feature will be weighed alongside the structure, disclosure, dilution, provided rationale, and other provisions related to the individual award to assess the award’s alignment with long-term shareholder interests.

Option Exchanges and Repricing

Glass Lewis is generally opposed to the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk- and opportunity-taking for the company by employees.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

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In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, we would expect the impact to approximately reflect the market or industry price decline in terms of timing and magnitude. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, we may opt to support a repricing or option exchange program only if sufficient conditions are met. We look for the following features in a repricing or exchange proposal:

•	Officers and board members cannot participate in the program; and
•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.

In our evaluation of the appropriateness of the program design, we also consider the inclusion of the following features:

•	The vesting requirements on exchanged or repriced options are extended beyond one year;
•

Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, Glass Lewis identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study

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concluded, were associated with greater CEO influence on the company’s compensation and governance practices.43

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity.

When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our proprietary model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.

Employee Stock Purchase Plans

Glass Lewis believes that employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

43 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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Executive Compensation Tax Deductibility — Amendment to IRC 162(M)

The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.

As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder Franchise

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;
•	The offer is not required to remain open for more than 90 business days;
•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•	There is no fairness opinion requirement; and
•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”44 In this case, a company may adopt or amend a poison pill (NOL pill) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the

44 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

In many cases, companies will propose the adoption of bylaw amendments specifically restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.

As with traditional poison pills, NOL pills may deter shareholders and potentially serve as entrenchment mechanisms. Certain features such as low thresholds combined with acting in concert provisions, among other concerning terms, may disempower shareholders and insulate the board and management. When acting in concert provisions are present within the terms of a NOL pill, we believe this may raise concerns as to the true objective of the pill.

Acting in concert provisions broaden the definition of beneficial ownership to prohibit parallel conduct, or multiple shareholders party to a formal or informal agreement collaborating to influence the board and management of a company, and aggregate the ownership of such shareholders towards the triggering threshold. In our view, acting in concert provisions broadly limit the voice of shareholders and may diminish their ability to engage in a productive dialogue with the company and with other shareholders. When a board adopts defensive measures without engaging with shareholders, we take a dim view of the board and the overall governance of the company.

As such, Glass Lewis evaluates NOL pills on a strictly case-by-case basis, taking into consideration, among other factors: (i) the value of the NOLs to the company; (ii) the likelihood of a change of ownership based on the size of the holdings and the nature of the larger shareholders; (iii) the trigger threshold; (iv) the duration of the plan (i.e., whether it contains a reasonable “sunset” provision, generally one year or less); (v) the inclusion of an acting in concert provision; (vi) whether the pill is implemented following the filing of a Schedule 13D by a shareholder or there is evidence of hostile activity or shareholder activism; and (vii) if the pill is subject to periodic board review and/or shareholder ratification.

We believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or

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she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Control Share Statutes

Certain states, including Delaware, have adopted control share acquisition statutes as an anti-takeover defense for certain closed-end investment companies and business development companies. Control share statutes may prevent changes in control by limiting voting rights of a person that acquires the ownership of “control shares.” Control shares are shares of stock equal to or exceeding specified percentages of company voting power, and a control share statute prevents shares in excess of the specified percentage from being voted, unless: (i) the board approves them to be voted; or (ii) the holder of the “control shares” receives approval from a supermajority of “non-interested” shareholders.

Depending on the state of incorporation, companies may automatically rely on control share statutes unless the fund’s board of trustees eliminates the application of the control share statute to any or all fund share acquisitions, through adoption of a provision in the fund’s governing instrument or by fund board action alone. In certain other states, companies must adopt control share statutes.

In our view, control share statues disenfranchise shareholders by reducing their voting power to a level less than their economic interest and effectively function as an anti-takeover device. We believe all shareholders should have an opportunity to vote all of their shares. Moreover, anti-takeover measures may prevent shareholders from receiving a buy-out premium for their stock.

As such, we will generally recommend voting for proposals to opt out of control share acquisition statutes, unless doing so would allow the completion of a takeover that is not in the best interests of shareholders; and against proposals to amend the charter to include control share acquisition provisions.

Further, in cases where a closed-end fund or business development company has received a public buyout offer and has relied on a control share statute as a defense mechanism in the prior year, we will generally recommend shareholders vote against the chair of the nominating and governance committee, absent a compelling rationale as to why a rejected acquisition was not in the best interests of shareholders.

Quorum Requirements

Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and

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potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.

We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base.

Director and Officer Indemnification

While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.

Officer Exculpation

In August 2022, the Delaware General Assembly amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to authorize corporations to adopt a provision in their certificate of incorporation to eliminate or limit monetary liability of certain corporate officers for breach of fiduciary duty of care. Previously, the DGCL allowed only exculpation of corporate directors from breach of fiduciary duty of care claims if the corporation’s certificate of incorporation includes an exculpation provision.

The amendment authorizes corporations to provide for exculpation of the following officers: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer, (ii) “named executive officers” identified in the corporation’s SEC filings, and (iii) individuals who have agreed to be identified as officers of the corporation.

Corporate exculpation provisions under the DGCL only apply to claims for breach of the duty of care, and not to breaches of the duty of loyalty. Exculpation provisions also do not apply to acts or omissions not in good faith or that involve intentional misconduct, knowing violations of the law, or transactions involving the receipt of any improper personal benefits. Furthermore, officers may not be exculpated from claims brought against them by, or in the right of, the corporation (i.e., derivative actions).

Under Section 102(b)(7), a corporation must affirmatively elect to include an exculpation provision in its certificate of incorporation. We will closely evaluate proposals to adopt officer exculpation provisions on a case-by-case basis. We will generally recommend voting against such proposals eliminating monetary liability for breaches of the duty of care for certain corporate officers, unless compelling rationale for the adoption is provided by the board, and the provisions are reasonable.

Reincorporation

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. We review all proposals to reincorporate to a different state or country on a case-by-case basis. Our review includes the changes in corporate governance provisions, especially those relating to shareholder rights, material differences in corporate statutes and legal precedents, and relevant financial benefits, among other factors, resulting from the change in domicile.

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Glass Lewis closely examines the impact on shareholder rights arising from a change in domicile and governing law, including the following:

•	Will shareholders gain/retain certain rights (i.e. the right to call special meetings, the right to act by written consent, the ability to remove directors)?
•	Does the proposed new jurisdiction allow for director and officer exculpation and/or exclusive forum provisions?
•	What are the fiduciary duties (if any) of directors, officers, and majority shareholders under the new jurisdiction’s statutes?
•	What are the material differences in corporate statutes, case law, and judicial systems?
•	Is the company proposing to reincorporate to a jurisdiction considered to be a “tax haven”?

In addition, when examining a proposal to reincorporate, we will also consider the overall governance of the company, including, but not limited to, the following:

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?
•	Does the company have a significant shareholder or is the company otherwise considered controlled?[45]
•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
•	Does the company have an independent chair and is the board sufficiently independent?
•	Are there other material governance issues of concern at the company? Has the company’s performance matched or exceeded its peers in the past one and three years?
•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

Where there is a decline in shareholder rights, the financial benefits are de minimis, and the proposed jurisdiction has significantly worse shareholder protections, we will generally recommend voting against the transaction.

In addition, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways the company would benefit from shifting jurisdictions including an evaluation of the criteria listed above. We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

Exclusive Forum and Fee-Shifting Bylaw Provisions

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.

45 In cases where a controlled company is seeking to change its domicile, we will closely evaluate how the independent members of the board came to its recommendation, if the controlling shareholder had any ability to influence the board, and if the proposal is also put to a vote of disinterested shareholders.

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For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

Authorized Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
2.	Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
3.	Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
4.	Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

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With regard to authorizations and/or increases in preferred shares, Glass Lewis is generally against such authorizations, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. Therefore, we will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or discloses a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Virtual Shareholder Meetings

A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.

Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s

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answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

We will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

Voting Structure

Multi-Class Share Structures

Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.

We generally consider a multi-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock. We will generally recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).

In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.

At companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. In the case of companies that have multi-class share structures with unequal voting rights, we will generally examine the level of approval or disapproval attributed to unaffiliated shareholders on a “one share, one vote” basis. At controlled and multi-class companies, when at least 20% or more of unaffiliated shareholders vote contrary to management, we believe that boards should engage with shareholders and demonstrate some initial level of responsiveness, and when a majority or more of unaffiliated shareholders vote contrary to management we believe that boards should engage with shareholders and provide a more robust response to fully address shareholder concerns.

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies

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generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

Transaction of Other Business

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

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Mutual Funds: Investment Policies and Advisory Agreements

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;
•	Any changes in the fee structure paid to the investment advisor; and
•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

Real Estate Investment Trusts

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the 100 Shareholder Test) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of “blank-check preferred stock.” However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

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Business Development Companies

Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price Below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (NAV). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e., the meeting date);
•	The proposed discount below NAV is minimal (ideally no greater than 20%);
•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

Auditor Ratification and Below-NAV Issuances

When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.

Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality.

Special Purpose Acquisition Companies

Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a

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merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.

SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.

Extension of Business Combination Deadline

Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.

Glass Lewis believes management and the board are generally in the best position to determine when the extension of a business combination deadline is needed. We therefore generally defer to the recommendation of management and support reasonable extension requests.

SPAC Board Independence

The board of directors of a SPAC’s acquisition target is in many cases already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different. Glass Lewis does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, we will therefore consider such directors to be independent.

Director Commitments of SPAC Executives

We believe the primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, we will generally apply our higher limit for company directorships. As a result, we generally recommend that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.

Shareholder Proposals

Glass Lewis believes that shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. We also believe that companies should be transparent on how they are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.

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To that end, we evaluate all shareholder proposals on a case-by-case basis with a view to protecting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.

For a detailed review of our policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Proposals & ESG-Related Issues, available at www.glasslewis.com/voting-policies-current/.

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Overall Approach to Environmental, Social & Governance Issues

Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. We also are of the view that governance is a critical factor in how companies manage environmental and social risks and opportunities and that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.

We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have material environmental and social implications. We believe that directors should monitor management’s performance in both capitalizing on environmental and social opportunities and mitigating environmental and social risks related to operations in order to best serve the interests of shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, we believe that shareholders should take necessary action in order to effect changes that will safeguard their financial interests.

Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, we believe shareholders should seek to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. In such instances, we will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.

When evaluating environmental and social factors that may be relevant to a given company, Glass Lewis does so in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social issues. However, we recognize that these risks manifest themselves differently at each company as a result of a company’s operations, workforce, structure, and geography, among other factors. Accordingly, we place a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.

When evaluating environmental and social issues, Glass Lewis examines companies’:

Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further, we believe that firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change

Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions in which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded proactively.

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Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, we believe it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, Glass Lewis is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. Glass Lewis does not assume the truth of such allegations or charges or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.

Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.

Glass Lewis believes that one of the most crucial factors in analyzing the risks presented to companies in the form of environmental and social issues is the level and quality of oversight over such issues. When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. When companies have not provided for explicit, board-level oversight of environmental and social matters and/or when a substantial environmental or social risk has been ignored or inadequately addressed, we may recommend voting against members of the board. In addition, or alternatively, depending on the proposals presented, we may also consider recommending voting in favor of relevant shareholder proposals or against other relevant management-proposed items, such as the ratification of auditor, a company’s accounts and reports, or ratification of management and board acts.

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DISCLAIMER

© 2024 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document and subscribers are ultimately and solely responsible for making their own decisions, including, but not limited to, ensuring that such decisions comply with all agreements, codes, duties, laws, ordinances, regulations, and other obligations applicable to such subscriber.

All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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GLASS LEWIS

Climate

Thematic Voting Policy Guidelines

2025

www.glasslewis.com

Climate Thematic Voting Policy Guidelines	2

About Glass Lewis

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

Glass Lewis is committed to ongoing engagement with all market participants.

info@glasslewis.com | www.glasslewis.com

Climate Thematic Voting Policy Guidelines	3

Summary of Changes for 2025

Climate Guideline Expansion

The Climate Policy has previously targeted companies by tier level based on the highest-emitting companies of greenhouse gas emissions and where greenhouse gas emissions represent a material risk, as defined by the Sustainability Accounting Standards Boards (SASB). For the 2025 proxy season, we are removing the tiers and will be applying the four pillars approach that was established by the Task Force for Climate-related Financial Disclosures (TCFD) to all companies where we can appropriately assess these issues.

Other Changes

A number of updates have also been made to the Glass Lewis benchmark guidelines, which underpin and inform the Climate Policy. Further details can be found at www.glasslewis.com

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Introduction

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (“ESG”) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices. Furthermore, climate change is presenting unprecedented risks to companies, investors and society, more broadly. As the physical, regulatory, legal and reputational risks associated with climate change continue to mount, investors are taking an increasingly active role in engaging companies on how they are mitigating their climate impacts and managing the related risks and opportunities to their businesses. One very important part of this active engagement is how investors are casting votes in alignment with their portfolio-related climate risk strategies and in a manner that mitigates attendant risks to the best extent possible. This policy allows investors to incorporate companies’ governance, oversight, management, and reporting of climate risks and opportunities into their proxy voting practices.

The Climate Policy was designed for clients with a strong focus on environmental risk mitigation as well as those who look to promote enhanced climate disclosure and climate-related risk mitigation strategies. The Climate Policy takes into account a company’s size and sector in order ensure that shareholders execute votes that both promote a transition to a low-carbon future and that make sense from a financial perspective in the context of a company’s operations. The Climate Policy underscores that, while all companies face risks attendant to climate change, these risks will manifest themselves in different ways. In addition, it recognizes that the majority of the world’s carbon emissions are emitted by select, systemically important emitters. Accordingly, the Climate Policy will apply an additional layer of scrutiny to ensure that those companies have effective oversight of and mechanisms to respond to the changing climate.

The Climate Policy is guided by the four pillars originally established under the Task Force for Climate-related Financial Disclosures (TCFD) which is based on four pillars: governance, strategy, risk management, and metrics and targets.

Governance: The Climate Policy will closely evaluate the roles and responsibilities of the board and its committees in order to understand what level of oversight is afforded to environmental and climate- related risks and opportunities. In instances where a company does not afford proper oversight to these issues, the Climate Policy will vote against relevant directors.

Strategy: The Climate Policy will evaluate how a company’s strategy has incorporated issues related to climate change, by evaluating whether the company has established GHG reduction goals. The Climate Policy will, depending on the market, vote against either relevant directors or a company’s Accounts and Reports at companies that have failed to establish meaningful emissions reductions targets.

Risk Management: In order to determine how risks related to climate change are established throughout an organization, the Climate Policy will carefully evaluate the incentive structures driving the top levels of an organization and to what extent climate and other environmental risks are built into a company’s reward structures. When companies have failed to provide an incentive structure that properly takes into account climate and environmental issues, the Climate Policy will vote against a company’s remuneration proposals.

Metrics and Targets: Understanding that shareholders require comprehensive disclosure of companies’ climate and sustainability-related risks, the Climate Policy will vote against relevant directors in instances where a company has failed to provide adequate disclosure to allow shareholders to evaluate how a company is considering issues of climate change. The Climate Policy will also evaluate if a company has provided disclosure on SASB topics and metrics in order to determine to what level the company has provided thorough, financially-material, and comparable disclosure to shareholders.

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The Climate Policy acts as an overlay for Glass Lewis’ benchmark policies. Accordingly, the Climate Policy guidelines are underpinned and informed by the Glass Lewis benchmark policy guidelines. Implementation of the Climate Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets. Detailed information on the contents and implementation of Glass Lewis’ benchmark guidelines for all major global markets are publicly available on the Glass Lewis website.

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Election of Directors

Board of Directors

Boards are established in order to represent shareholders and protect their interests. Glass Lewis seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. For boards that wish to protect and enhance the interests of shareholders they must have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The Climate Policy examines a variety of elements to the board when voting on director elections. In terms of the directors, the policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that are likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the Climate Policy may vote against or abstain from voting on the directors’ elections.

The Climate Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

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Insider	Affiliate	Independent

> Someone who serves as a director and as an employee of the Company	> A director who has a material financial, familial or other relationship with the company, or its executives, but is NOT an employee of the company	> No material financial, familial or other current relationships with the company, it’s executives or other board members except for service

> May also include executive chairs (who act as an employee of the company or is paid as an employee of the company)	> A director who owns or controls, directly or indirectly 20% or more of the company’s voting stock (except where local regulations or best practices set a different threshold).	> A director who owns, directly or indirectly less than 10% of the company’s voting stock (local regulations and best practices may set a different threshold)

	> A director who has been employed by the company within the past 5 calendar years	> A director who has not been employed by the company for a minimum of 5 calendar years

	> A director who performs material consulting, legal, advisory, accounting or other professional services for the company	> A director who is not involved in any Related Party Transactions (RPT) with the company (most common RPT’s - Consulting, Legal, and Accounting/Advisory services)

> A director who is involved in an “Interlocking Directorship”

Common other reasons the Climate Policy will vote against a director:

(i)	A director who attends less than 75% of the board and applicable committee meetings.
(ii)	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
(iii)	An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.
(iv)	An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)	A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).
(ii)	Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.
(iii)	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
(iv)	Director with an interlocking directorship.
(v)	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.
(vi)	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies.

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Board Independence

A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the Climate Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the best practice standards of the market in which the company is domiciled.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the Climate Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the Climate Policy will generally support shareholder proposals requesting that companies create a committee to oversee climate-related issues or the appointment of climate experts to the board. The Climate Policy will also support shareholder proposals requesting the establishment of other environmental or social committees or the appointment of individuals with specific expertise (such as human rights or public policy) if the issue is deemed material to the company or if it is evident that the company has provided insufficient oversight of the issue in question.

Board Oversight of Environmental and Social Issues

The Climate Policy is strongly focused on the governance that companies establish around material environmental and social risks. The Climate Policy looks to companies to provide some level of board oversight of these risks. Depending on a company’s governance structure and that market in which it is domiciled, the Climate Policy will vote against the board chair or the chair of the audit committee if a company has not established proper risk oversight of material environmental and social risks.

Board Diversity, Tenure and Refreshment

The Climate Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights. The Climate Policy may vote against the chair of the nominating committee when the board has failed to address the lack of diverse skills, and experience of the board members or when it fails to meet legal requirements or relevant market best practice standards, and when the company has not disclosed any explanation or plan regarding its approach to board diversity.

In terms of board tenure and refreshment, the Climate Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable the company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the Climate Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the Climate Policy may consider voting against directors with a lengthy tenure (e.g. over 12 years) when significant performance or governance concerns are identified that indicate a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The Climate Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for

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the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the Climate Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote against the incumbent male nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 30% female directors, or the local market requirement for gender diversity where higher; or (iii) vote against the male members of the nominating committee where there is not at least one woman on the board of a small-cap company.

The Climate Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the Climate Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.

Director Overboarding

The Climate Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.

Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the Climate Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

Classified Boards

The Climate Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

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Controlled Companies

The Climate Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the Climate Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)	As long as insiders and/or affiliates are connected to the controlling entity, the Climate Policy will accept the presence of non-independent board members.
(ii)	The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.
(iii)	The board does not need an independent chair or an independent lead or presiding director.
(iv)	The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the Climate Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

Director Performance and Oversight

Board members performance and their actions in regard to performance of the board is an essential element to understanding the board’s commitment to the company and to shareholders. The Climate Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.

The Climate Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the Climate Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

Environmental and Social Oversight and Performance

The Climate Policy considers the oversight afforded to environmental and social issues. The Climate Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When these risks have not been properly managed or mitigated, the Climate Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the Climate Policy may vote against members of the audit committee. In making these determinations, the Climate Policy will consider the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

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Disclosure

The Climate Policy expects companies to provide a sufficient level of disclosure to allow shareholders to understand the environmental and social risks facing the company and what steps it is taking to mitigate those risks. The Climate Policy seeks to ensure that companies have provided disclosure concerning financially-material environmental and social risks in a standardized manner, such as the reporting frameworks developed by the Global Reporting Initiative (GRI) or SASB. Such disclosure allows shareholders to assess a company’s performance against these risks as and to understand what strategies have been employed to help mitigate a company’s exposure to these risks. Accordingly, the Climate Policy will vote against relevant directors when a company has not provided such disclosure. Specifically, the Climate Policy will vote against directors charged with oversight of environmental and social issues at companies that do not provide robust sustainability information. If the company does not maintain explicit oversight of environmental and social issues, the Climate Policy will instead vote against the chair of the board or the audit committee chair (if the chair and CEO roles are combined).

Target Setting

For many companies, it is important that they establish the appropriate management of their climate-related impacts in order to effectively mitigate climate-related risks. With this view, the Climate Policy seeks to ensure that companies have established appropriate emissions reduction targets. As such, he Climate Policy will evaluate whether companies have established greenhouse gas emissions reduction goals, and whether those goals have been externally verified to be aligned the goals of the Paris Climate Agreement to limit global temperature increase to 1.5-degrees above pre-industrial levels. In instances where companies have failed to establish such goals, the Climate Policy will vote against board members responsible for oversight of environmental and social issues. In instances where such oversight is not provided, the Climate Policy will vote against the chair of the board. If the chair is combined with the CEO, the Climate Policy will vote against the audit committee chair.

The Climate Policy will vote against members of the board committee responsible for oversight of environmental and social risk management when a company has not committed to setting science-based emissions reduction targets through the Science Based Targets Initiative (SBTi). Such target setting provides some assurance to shareholders that a company’s goal is rigorous and aligned with science. If no such board committee exists, the Climate Policy will target the board chair, if the board chair is not also the Company’s CEO, or otherwise the chair of the audit committee if no such individual exists or is not standing for election.

Review of Risk Management Controls

The Climate Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies the Climate Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the Climate Policy will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the Climate Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the

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board as a whole. The Climate Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

Board Responsiveness

Majority-Supported Shareholder Proposals

We expect clear action from the board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). In our view, this may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns.

Significantly Supported Shareholder Proposals

When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), we believe an initial level of board responsiveness is warranted. In instances where a shareholder proposal has received at least 30% shareholder support, we generally believe boards should engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.

Further, as discussed above, at controlled companies and companies that have multi-class share structures with unequal voting rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.

Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they too held the position of chair as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The Climate Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

However, even considering the above, the Climate Policy will not vote against CEOs who also chair the board. The Climate Policy will generally support separating the positions of CEO and chair whenever the question is posed in a proxy, as in the long-term it is in the best interests of the company.

In the absence of an independent chair, the Climate Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the Climate Policy may vote against the chair of the governance committee.

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Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The Climate Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The Climate Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board;
2.	Supermajority vote requirements to amend governing documents;
3.	The presence of exclusive forum or fee-shifting provisions;
4.	Whether shareholders can call special meetings or act by written consent;
5.	The voting standard provided for the election of directors;
6.	The ability of shareholders to remove directors without cause;
7.	The presence of evergreen provisions in the company’s equity compensation arrangements; and
8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the Climate Policy may against the members of the board who served when it was adopted if the board:

(i)	Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or
(ii)	Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

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Financial Reporting

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the Climate Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the Climate Policy will abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The Climate Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

The Climate Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the Climate Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

•	The independence of an incumbent auditor or the integrity of the audit has been compromised.
•	Audit fees combined with audit-related fees total less than one-half of total fees.
•	There have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).
•	The company has aggressive accounting policies.
•	The company has poor disclosure or lack of transparency in financial statements.
•	There are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.
•

The company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Compensation

Compensation Reports and Compensation Policies

Depending on the market, Compensation Report and Policy vote proposals may be either advisory or binding,

e.g. in the UK a non-binding Compensation Report based upon the most recent fiscal year is voted upon annually, and a forward-looking Compensation Policy will be subject to a binding vote every three years.

In all markets company filings are evaluated closely to determine how well information pertinent to Compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The Climate Policy will vote against the approval of the Compensation Report or Policy in the following scenarios:

•	There is a significant disconnect between pay and performance;
•	Performance goals and metrics are inappropriate or insufficiently challenging;
•	There is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.
•	Short-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;
•	Excessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;
•	Ex gratia or other non-contractual payments have been made and the reasoning for this is inadequate.
•	Guaranteed bonuses are established;
•	Egregious or excessive bonuses, equity awards or severance payments have been granted;
•	Excessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified
•	Where there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

The Climate Policy also conducts a further level of analysis by looking at compensation issues as they relate to environmental and social criteria. The Climate Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the Climate Policy will vote against the proposed plan. For companies with a greater degree of exposure to environmental and climate-related issues, the Climate Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company’s climate impact.

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Linking Compensation to Environmental and Social Issues

On top of Glass Lewis’ robust evaluation of companies’ compensation plans, the Climate Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme, the Climate Policy will vote against the proposed plan. Additionally, the Climate Policy will vote against compensation proposals if the company has not adequately incentivized executives to act in ways that mitigate a company’s climate impact. The Climate Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

Long-Term Incentive Plans

The Climate Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)	specific and appropriate performance goals;
(ii)	a maximum award pool; and
(iii)	a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.

Performance-Based Equity Compensation

The Climate Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Glass Lewis guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the Climate Policy takes the stance that performance – based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

The Climate Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

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Director Compensation

The Climate Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The Climate Policy compares the cost of compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors

The Climate Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the Climate Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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Governance Structure

Amendments to the Articles of Association

The Climate Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The Climate Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the Climate Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-Class Share Structures

The Climate Policy views multi-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The Climate Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the Climate Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the Climate Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the Climate Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected.

Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the Climate Policy will typically vote in favor proposals concerning cumulative voting.

In the case, where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the Climate Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the Climate Policy will also recommend voting against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholder. In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the Climate Policy will support only the majority voting proposal.

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Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protecting the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the Climate Policy will generally vote to fair price provisions.

Supermajority Vote Requirements

The Climate Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The Climate Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the Climate Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the Climate Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Climate Policy will typically review four common reasons why a company may need additional capital stock:

1. Stock Split

Three Metrics:

a.   Historical stock pre-split price (if any)

b.  Current price relative to the company’s most common trading price over the past 52 weeks

c.   Some absolute limits on stock price (that will either make the split appropriate or would produce an unreasonable price)

2. Shareholder Defenses

Additional authorized shares could be used to bolster takeover defenses such as a poison pill. The proxy filings often discuss the usefulness of additional shares in defending against a hostile takeover.

3. Financing for Acquisitions	Examine whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have generally been required to accomplish such transactions.
4. Financing for Operations	Review the company’s cash position and its ability to secure financing through borrowing or other means.

The Climate Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The Climate Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the Climate Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the Climate Policy applies the policy described below on the issuance of shares.

Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the Climate Policy will typically vote against the authorization of additional shares. In the case of a private placement, the Climate Policy will also factor in whether the company is offering a discount to its share price.

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Generally, the Climate Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the Climate Policy will vote on these proposals on a case-by-case basis.

The Climate Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The Climate Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)	A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and
(ii)	A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The Climate Policy will factor in several elements when a management proposal to reincorporate the company is put to vote.

These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the Climate Policy will vote against the transaction.

Tax Havens

The Climate Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The Climate Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

Advance Notice Requirements

Typically, the Climate Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

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Transaction of Other Business

In general, the Climate Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The Climate Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The Climate Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the Climate Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and base the voting outcome on that level of disclosure.

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Mergers, Acquisitions & Contested Meetings

For merger and acquisition proposals, the Climate Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the Climate Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the Climate Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The Climate Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation.

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Shareholder Proposals

The Climate Policy has a strong emphasis on mitigating climate-related risks and promoting climate-related accountability. At the same time, the Climate Policy places significant focus on materiality and the protection and enhancement of shareholder value. Because not all shareholder proposals, particularly those that deal with environmental and social issues, make sense in the context of a company’s unique operations and circumstances, the Climate Policy will carefully examine the request of each proposal to ensure that it promotes a company’s environmental and financial sustainability. The Climate Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or practices. Accordingly, the Climate Policy will not support proposals aimed at limiting or rescinding companies’ ESG-related disclosures, goals or initiatives

With the exception of shareholder proposals addressed below, the Climate Policy will generally only support proposals that have been determined to be financially material for the company. Specifically, for most environmental and social proposals, the Climate Policy will support such proposals when: (i) the proposal is deemed to address a material topic for the Company and its industry, as determined by SASB; or (ii) Glass Lewis’ standard policy recommends in favor of the resolution.

Governance Proposals

The Climate Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Climate Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The Climate Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the Climate Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of a climate-related committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in climate change-related issues. The Climate Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.

Environmental and Climate-Related Proposals

The Climate Policy will generally support proposals regarding the environment, in particular, those seeking improved disclosure. The Climate Policy will generally vote in favor of shareholder proposals requesting additional disclosure concerning climate-related risks well as those requesting compliance with international environmental conventions and adherence to environmental principles. Similarly, the Climate Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.

The Climate Policy will also support proposals requesting that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, the Climate Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that

Climate Thematic Voting Policy Guidelines	25

request the company provide disclosure concerning specific climate-related risks or impacts.. Further, the Climate Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

The Climate Policy will also generally support proposals seeking to tie executive compensation to climate mitigation activities or those that request that companies adjust their compensation practices to ensure that they are more aligned with a transition to a low-carbon economy.

Say on Climate

Shareholder Proposals

Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The Climate Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.

Management Proposals

The Climate Policy looks to companies to clearly articulate their climate plans in a distinct and easily understandable document. In this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.

When evaluating these proposals, the Climate Policy will generally support proposals put forth by management, however, consider a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its size; whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative).

Social Proposals

The Climate Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the Climate Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the Climate Policy will support proposals requesting that companies cease political spending or associated activities.

The Climate Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the Climate Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the Climate Policy will support proposals for companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The Climate Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the Climate Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

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The Climate Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the Climate Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The Climate Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the Climate Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The Climate Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The Climate Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.

Compensation Proposals

The Climate Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the Climate Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the Climate Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The Climate Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The Climate Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the Climate Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the Climate Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

Vote-No Campaigns

The Climate Policy will carefully review any “vote-no” campaigns launched by shareholders as a result of their concerns regarding a company’s failure to adequately oversee environmental and social risks or those related to poor compensation or governance practices. When it is determined that such campaigns either address a failure of oversight on behalf of the company or that broadly seek to promote more responsible corporate behavior, the Climate Policy may vote in line with the recommendations of the shareholder(s) running the vote-no campaign.

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DISCLAIMER

© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of the Glass Lewis Climate Thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity. Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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Corporate Governance Focused Thematic Voting Policy Guidelines

2025

www.glasslewis.com

Corporate Governance Focused Thematic Voting Policy Guidelines	2

About Glass Lewis

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based in research and data. We cover 25,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

investors around the world depend on Glass Lewis’ Viewpoint product to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their unfiltered opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with issuers, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

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Corporate Governance Focused Thematic Voting Policy Guidelines	3

Summary of Changes for 2025

On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in accordance with market trends, developments and the results of our ongoing consultations.

In advance of the 2025 proxy season, Glass Lewis has not made material revisions to the Corporate Governance Focused Thematic Voting Policy.

Overview

The Corporate Governance Focused Policy is designed to ensure compliance with the fiduciary responsibility to drive long-term, economic shareholder value with additional emphasis on widely accepted components of corporate governance. While the Policy reflects analysis and identification of both financial and corporate governance risk, the Corporate Governance Focused Policy also includes consideration of key shareholder rights in making proxy voting decisions.

The Corporate Governance Focused Policy will vote in favor of governance structures that will drive positive performance or enhance shareholder value and believes that policies are generally best left to management and the board absent a showing of egregious or illegal conduct that might threaten shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

Insider	Affiliate	Independent
Someone who serves as a director and as an employee of the Company	A director who has a material financial, familial or other relationship with the company, or its executives, but is NOT an employee of the company	No material financial, familial or other current relationships with the company, it’s executives or other board members except for service
May also include executive chairs (who act as an employee of the company or is paid as an employee of the company)	A director who owns or controls, directly or indirectly 20% or more of the company’s voting stock (except where local regulations or best practices set a different threshold).	A director who owns, directly or indirectly less than 10% of the company’s voting stock (local regulations and best practices may set a different threshold)
	>A director who has been employed by the company within the past 5 calendar years	>A director who has not been employed by the company for a minimum of 5 calendar years

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>A director who performs material consulting, legal, advisory, accounting or other professional services for the company	>A director who is not involved in any Related Party Transactions (RPT) with the company (most common RPT’s - Consulting, Legal, and Accounting/Advisory services)
>A director who is involved in an “Interlocking Directorship”

Common reasons the Corporate Governance Focused Policy will vote against a director:

(i)	A director who attends less than 75% of the board and applicable committee meetings.
(ii)	An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.
(iii)	An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)	A director who presently sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).
(ii)	Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past three years.
(iii)	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
(iv)	Director with an interlocking directorship.

Board Independence

A majority independent board is most effective in protecting shareholders’ interests. Generally, the Corporate Governance Focused Policy will vote against responsible directors if the board is less than majority independent, however, this is also dependent on the market best practice standards.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the Corporate Governance Focused Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

Director Overboarding

The Corporate Governance Focused Policy will closely review director board commitments and will vote against directors serving on more than six total boards, for directors who are not also executives; and against directors serving more than three total boards, for a director who serves as an executive of a public company.

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Classified Boards

The Corporate Governance Focused Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Financial Reporting

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

The Corporate Governance Focused Policy will generally support the ratification of the auditor and approval to set the audit fees, except in cases where non-audit fees are greater than half of the total fees, or there has been an egregious oversight by the auditor that comprises the integrity of their audit or independence.

Compensation

Compensation Reports and Compensation Policies

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. The Corporate Governance Focused Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders.

Depending on the market, compensation report and compensation policy vote proposals may be either advisory or binding, e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years.

In all markets, company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The Corporate Governance Focused Policy will vote against the approval of a compensation report or policy in instances where the company has poor financial performance over the previous three-year period, there is a severe and sustained disconnect between executive pay and performance, and Glass Lewis believes that the compensation plan or policy does not warrant shareholder support.

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Long-Term Incentive Plans

The Corporate Governance Focused Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

•	specific and appropriate performance goals;
•	a maximum award pool; and
•	a maximum award amount per employee.

The Corporate Governance Focused Policy generally supports the adoption of and amendment to equity-based incentive programs except in cases where adoption of the proposal would result in significant dilution to shareholders. In these instances, the size of the company is taken into consideration when determining the appropriate level of dilution. For example, small cap companies may be afforded a larger degree of dilution given the unique needs to attract and retain talent through equity-based programs, whereas large cap companies are expected to craft incentive plans where dilution does not exceed 20%.

Performance-Based Equity Compensation

The Corporate Governance Focused Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the Corporate Governance Focused Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

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Governance Structure

Amendments to the Articles of Association

The Corporate Governance Focused Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. In cases where the article amendments are bundled, the Corporate Governance Focused Policy will evaluate each amendment individually and may recommend against the proposal if, in the aggregate, the amendments are not in the best interests of shareholders.

Anti-Takeover Devices

Dual-Class Share Structure

The Corporate Governance Focused Policy views dual-class share structures as not in the best interests of shareholders and instead is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The Corporate Governance Focused Policy considers a dual-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the Corporate Governance Focused Policy will generally vote in favor of proposals to eliminate dual-class share structures. Similarly, the Corporate Governance Focused Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. The Corporate Governance Focused Policy will generally oppose the adoption of cumulative voting unless the company has not adopted any form of majority voting, has adopted anti-takeover provisions, and has been historically unresponsive to shareholders.

In instances where a company has not adopted majority voting standards and is facing both a proposal on the adoption of majority voting and a proposal to adopt cumulative voting, the Corporate Governance Focused Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a

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merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protect the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the Corporate Governance Focused Policy will generally vote to remove fair price provisions.

Supermajority Vote Requirements

The Corporate Governance Focused Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The Corporate Governance Focused Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the Corporate Governance Focused Policy will vote against these plans to protect shareholders’ financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the Corporate Governance Focused Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the Corporate Governance Focused Policy will typically review four common reasons why a company may need additional capital stock: (i) stock split; (ii) shareholder defenses; (iii) financing for acquisitions; and (iv) financing for operations.

The Corporate Governance Focused Policy believes that having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The Corporate Governance Focused Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose. The Corporate Governance Focused Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the Corporate Governance Focused Policy applies the policy described below on the issuance of shares.

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Issuance of Shares

Generally, the Corporate Governance Focused Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) up to 100% of issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. As a result, the Corporate Governance Focused Policy will vote on these proposals on a case-by-case basis.

The Corporate Governance Focused Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The Corporate Governance Focused Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)	A maximum number of shares which may be purchased; and
(ii)	A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The Corporate Governance Focused Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile.

Advance Notice Requirements

Typically, the Corporate Governance Focused Policy will vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Anti-Greenmail Proposals

The Corporate Governance Focused Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

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Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The Corporate Governance Focused Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the Corporate Governance Focused Policy will examine the level of disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Merger, Acquisitions and Contested Meetings

For merger and acquisition proposals, the Corporate Governance Focused Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the Corporate Governance Focused Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the Corporate Governance Focused Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The Corporate Governance Focused Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the Corporate Governance Focused Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

Shareholder Proposals

The Corporate Governance Focused Policy has a strong emphasis on electing a qualified board to manage the strategic direction of the company. The Corporate Governance Focused Policy believes that directors who are conscientiously exercising their fiduciary duties will typically have more and better information about the Company and its situation than shareholders. Those directors are also charged with making business decisions and overseeing management. The default view, therefore, is that the board and management, absent a suspicion of illegal or unethical conduct, will make decisions that are in the best interests of shareholders. Shareholder proposals are carefully reviewed to determine if the action or report requested is necessary in light of the company’s current practices.

Governance Proposals

The Corporate Governance Focused Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the Corporate Governance Focused Policy will vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect

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directors, the adoption of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The Corporate Governance Focused Policy will support shareholders’ right to call a special meeting and act by written consent; however, only one of those provisions is necessary. As such, the Corporate Governance Focused Policy will recommend against shareholder proposals to adopt special meeting or written consent provisions where one such provision already exists. Similarly, the Corporate Governance Focused Policy will support the board-sponsored special meeting or written consent proposal when competing management and shareholder proposals are on the same agenda.

The Corporate Governance Focused Policy generally opposes shareholder proposals to separate the role of chair and CEO, except in limited circumstances where there is no independent oversight of the board through a role such as lead director, and where Glass Lewis’ review of the company’s circumstances warrants supporting the proposal.

Compensation Proposals

The Corporate Governance Focused Policy does not believe shareholders should be directly involved in the design and negotiation of compensation packages. Such matters should be left to the board’s wholly-independent compensation committee, which can be held accountable for its decisions through the election of directors. Further, in many markets, shareholders have the opportunity to voice their approval or dissatisfaction with respect to Company’s executive compensation policies, practice, and disclosure through a vote on the company’s executive compensation plan and policy. The board generally has more and better information concerning a company’s strategies and is thus in the best position to determine issues including the specifics of executive compensation plans and the principles that guide such compensation.

General Approach to Environmental and Social Shareholder Proposals

In general, the Corporate Governance Focused Policy believes it is prudent for management to assess its potential exposure to all risks, including environmental issues and regulations pertaining thereto in order to incorporate this information into its overall business risk profile. However, the Corporate Governance Focused Policy believes that the management and reporting of environmental issues associated with business operations are generally best left to management and the directors who can be held accountable for failure to address relevant risks on these issues when they face re-election. As such, the Corporate Governance Focused Policy will generally recommend in line with management on environmental and social issues.

Corporate Governance Focused Thematic Voting Policy Guidelines	12

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Corporate Governance Focused Thematic Voting Policy Guidelines	13

DISCLAIMER

© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of the Glass Lewis Corporate Governance Focused thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website –http://www.glasslewis.com. None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity. Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

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Corporate Governance Focused Thematic Voting Policy Guidelines	14

UNITED STATES

CATHOLIC FAITH-BASED PROXY VOTING GUIDELINES

2024 Policy Recommendations

Published January 2024

WWW.ISSGOVERNANCE.COM

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INTRODUCTION

ISS’ Catholic Advisory Services division recognizes that faith-based and other socially responsible investors have dual objectives: financial and social. Religious and socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to proxy voting activity, after the security selection process is completed. In voting their shares, faith-based socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Catholic Advisory Services has, therefore, developed faith-based proxy voting guidelines for Catholic and other Christian religious institutions that are consistent with the objectives of socially responsible shareholders as well as the teachings of Catholicism and Christianity as a whole. On matters of social and environmental impact, the guidelines seek to reflect a broad consensus of the faith-based socially responsible investing community. Generally, we take as our frame of reference policies and proposals promulgated by the Catholic Bishops’ Pastoral on economics, the Socially Responsible Investment Guidelines adopted by the Bishops, and the policies developed by members of the Interfaith Center on Corporate Responsibility (ICCR).

On matters of corporate governance, executive compensation, and corporate structure, these faith-based proxy voting guidelines are based on a commitment to create and preserve economic value and to advance principles of best practice corporate governance and shareholder rights, consistent with responsibilities to society and the environment as a whole.

The guidelines provide an overview of Catholic Advisory Services’ faith-based proxy voting policy for Catholic and other Christian denomination institutions. We note there may be cases in which the final vote recommendation varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. These guidelines are revised on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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1.	Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

∎	The board’s principal functions are widely agreed to consist of the following:
∎	To select, evaluate, and if necessary, replace management, including the chief executive officer;
∎	To review and approve major strategies and financial objectives;
∎	To advise management on significant issues;
∎	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
∎	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chair of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Catholic Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

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Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.	Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.	Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Catholic Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Board Accountability

Vote against2 or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses, Capital Structure, and Governance Structure

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

∎	A classified board structure;
∎	A supermajority vote requirements;

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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∎	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
∎	The inability of shareholders to call special meetings;
∎	The inability of shareholders to act by written consent;
∎	A multi-class capital structure; and/or
∎	A non-shareholder approved poison pill.

Poison Pills: Generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

∎	The company has a poison pill with a deadhand or slowhand feature[3];
∎	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
∎	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[4] feature.

Vote case-by-case on nominees if the board adopts an initial short-term pillError! Bookmark not defined. (with a term of one year or less) without shareholder approval, taking into consideration:

∎	The disclosed rationale for the adoption;
∎	The trigger;
∎	The company’s market capitalization (including absolute level and sudden changes);
∎	A commitment to put any renewal to a shareholder vote; and
∎	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

∎	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
∎	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
∎	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
∎	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
∎	The company’s ownership structure;
∎	The company’s existing governance provisions;
∎	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
∎	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against directors (except new nominees, who should be considered case-by-case) if the board:

∎	Classified the board;
∎	Adopted supermajority vote requirements to amend the bylaws or charter;
∎	Eliminated shareholders’ ability to amend bylaws;

3 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Catholic Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

4 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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∎	Adopted a fee-shifting provision; or
∎	Adopted another provision deemed egregious.

Problematic Governance Structure: For companies that hold or held their first annual meeting5 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

∎	Supermajority vote requirements to amend the bylaws or charter;
∎	A classified board structure; or
∎	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights6.

Exceptions to this policy will generally be limited to:

∎	Newly-public companies5. with a sunset provision of no more than seven years from the date of going public;
∎	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
∎	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
∎	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

5 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

6 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

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Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

∎

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

∎	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
∎	The company receives an adverse opinion on the company’s financial statements from its auditor; or
∎

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

∎

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

∎	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
∎	The company maintains significant problematic pay practices;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders;
∎	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
∎	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

∎	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
∎	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

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∎	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
∎	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
∎	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

∎	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
∎	Failure to replace management as appropriate; or
∎

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant GHG emitters8, through its operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Catholic Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

For 2024, minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

∎	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
∎	Board governance measures;
∎	Corporate strategy;
∎	Risk management analyses; and
∎	Metrics and targets.
∎	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
∎	The company has set a medium-term target for reducing its GHG emissions.

Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

7 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

8 For 2024, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Board Responsiveness

Catholic Advisory Services Recommendation: Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

∎

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

∎	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
∎	Rationale provided in the proxy statement for the level of implementation;
∎	The subject matter of the proposal;
∎	The level of support for and opposition to the resolution in past meetings;
∎	Actions taken by the board in response to the majority vote and its engagement with shareholders;
∎	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
∎	Other factors as appropriate.
∎	The board failed to act on takeover offers where the majority of shares are tendered;
∎

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Catholic Advisory Services Recommendation: Vote case-by-case on compensation committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

∎	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
∎	The company’s response, including:
∎

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
∎	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per the Classification of Directors) when:

∎	The non-independent director serves on the audit, compensation, or nominating committee;
∎	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
∎	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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Board Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

∎	Medical issues/illness;
∎	Family emergencies; and
∎	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Vote against or withhold from individual directors who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[10].

Board Diversity

Catholic Advisory Services Recommendation: Generally vote against or withhold from incumbent nominees if:

∎	The board is not comprised of at 40 percent underrepresented gender identities[11]; or
∎	The board is not comprised of at least 20 percent racially or ethnically diverse directors.

Vote against or withhold from other directors on a case-by-case basis.

9 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

10 Although all of a CEO’s subsidiary boards will be counted as separate boards, Catholic Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

11 Underrepresented gender identities include directors who identify as women or as non-binary.

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Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.
2.6.	Former non-CEO officer[i] of the company, or an affiliateii within the past five years.
2.7.	Former officer[i] of an acquired company within the past five yearsiv.
2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.11.	Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.
2.13.	Director who (or whose immediate family membervi ) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).
2.14.	Director who (or whose immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

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Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Catholic Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Catholic Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Catholic Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Catholic Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Catholic Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Catholic Advisory Services may deem him or her an Independent Director.

xii For purposes of Catholic Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 2 percent in 2014, 30 percent in 2013, 41 percent in 2009 and 53 percent in 2005. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Catholic Advisory Services recommends against the adoption of classified boards.

Catholic Advisory Services Recommendation:

∎	Vote for proposals to repeal classified boards and to elect all directors annually.
∎	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Catholic Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

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Catholic Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

∎	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
∎

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Catholic Advisory Services Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
∎	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
∎

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

∎	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Catholic Advisory Services Recommendation:

∎	Vote against proposals that provide that directors may be removed only for cause.

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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∎	Vote for proposals to restore shareholder ability to remove directors with or without cause.
∎	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
∎	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Catholic Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Catholic Advisory Services Recommendation:

∎	Vote for proposals that seek to fix the size of the board.
∎	Vote case-by-case on proposals that seek to change the size or range of the board.
∎	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Catholic Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

∎	The rationale provided for adoption of the term/tenure limit;
∎	The robustness of the company’s board evaluation process;
∎	Whether the limit is of sufficient length to allow for a broad range of director tenures;
∎	Whether the limit would disadvantage independent directors compared to non-independent directors; and
∎	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Catholic Advisory Services Recommendation: Generally vote against management proposal to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Catholic Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

∎	Long-term financial performance of the target company relative to its industry;
∎	Management’s track record;
∎	Background to the proxy contest;
∎	Qualifications of director nominees (both slates);
∎	Strategic plan of dissident slate and quality of critique against management;
∎	Likelihood that the proposed goals and objectives can be achieved (both slates);
∎	Stock ownership positions; and
∎	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Catholic Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Catholic Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Catholic Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Catholic Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Catholic Advisory Services will cast votes in a manner that shall encourage the independence of boards.

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Catholic Advisory Services Recommendation:

∎

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Catholic Advisory Services’ definition of independence (See Classification of Directors).

∎	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Catholic Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself; or when he or she is a non-independent director. Generally Catholic Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Catholic Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

∎	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
∎	Level of disclosure regarding the issue for which board oversight is sought;
∎	Company performance related to the issue for which board oversight is sought;
∎	Board committee structure compared to that of other companies in its industry sector; and
∎	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Catholic Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

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Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

∎	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
∎	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
∎	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
∎	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Catholic Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

∎	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
∎	Effectively disclosed information with respect to this structure to its shareholders;
∎	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
∎

The company has an independent chair or a lead director (according to Catholic Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Catholic Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

∎	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
∎	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
∎	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
∎	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

∎	The scope of the shareholder proposal; and
∎	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

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Age Limits

Catholic Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Catholic Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

∎	The reasonableness/scope of the request; and
∎	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Catholic Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

2.	Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Catholic Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Catholic Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

∎	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
∎	An auditor has a financial interest in or association with the company, and is therefore not independent;
∎	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
∎	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

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Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Catholic Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
∎	Vote for proposals that ask a company to adopt a policy on auditor independence.
∎	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Catholic Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Catholic Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Catholic Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Catholic Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

3.	Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow

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shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

∎	No lower than a 20 percent trigger, flip-in or flip-over provision;
∎	A term of no more than three years;
∎	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
∎

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

∎

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Catholic Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Catholic Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Catholic Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

∎	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
∎

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

∎	Any other factors that may be applicable.

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Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

∎

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
∎	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
∎	Any other factors that may be applicable.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Catholic Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Catholic Advisory Services Recommendation:

∎

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

∎	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

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Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Catholic Advisory Services Recommendation:

∎

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

∎	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Catholic Advisory Services Recommendation:

∎	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
∎

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

∎

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[14] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Catholic Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window). The submittal window is the period under which a shareholder must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Catholic Advisory Services Recommendation:

∎

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

∎	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Catholic Advisory Services Recommendation:

∎	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
∎	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

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Catholic Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Catholic Advisory Services Recommendation:

∎	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
∎	Vote against proposals to amend the charter to include control share acquisition provisions.
∎	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Catholic Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Catholic Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Catholic Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Catholic Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

∎	Reasons for reincorporation;
∎	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
∎	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Catholic Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Catholic Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Catholic Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Catholic Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

∎	The company’s stated rationale for adopting such a provision;
∎	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
∎	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
∎

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Catholic Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: 1) a shareholder approved poison pill in place; or 2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

∎	Shareholders have approved the adoption of the plan; or
∎

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Catholic Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

∎	The election of fewer than 50 percent of the directors to be elected is contested in the election;
∎	One or more of the dissident’s candidates is elected;
∎	Shareholders are not permitted to cumulate their votes for directors;
∎	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Catholic Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

∎	Scope and rationale of the proposal; and
∎	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.	Miscellaneous Governance Provisions

Bundled Proposals

Catholic Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Catholic Advisory Services Recommendation:

∎	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
∎

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Catholic Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements

Catholic Advisory Services Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

∎	The new quorum threshold requested;
∎	The rationale presented for the reduction;
∎	The market capitalization of the company (size, inclusion in indices);
∎	The company’s ownership structure;
∎	Previous voter turnout or attempts to achieve quorum;
∎	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
∎	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

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Amend Minor Bylaws

Catholic Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Catholic Advisory Services Recommendation: Generally vote against other business proposals.

5.	Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

General Authorization Requests

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

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However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Catholic Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Issue Stock for Use with Rights Plan

Catholic Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Catholic Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Catholic Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Catholic Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

∎	The number of authorized shares will be proportionately reduced; or
∎	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Catholic Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

∎	Stock exchange notification to the company of a potential delisting;
∎	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

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∎	The company’s rationale; or
∎	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a device to thwart hostile takeovers without shareholder approval.

General Authorization Requests

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are used for general corporate services:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
∎	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
∎

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

∎

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

∎	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Catholic Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Blank Check Preferred Stock

Catholic Advisory Services Recommendation:

∎	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
∎	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
∎	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
∎	Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Catholic Advisory Services Recommendation:

∎	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
∎	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

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Catholic Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

∎

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

∎	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
∎	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Catholic Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

∎	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
∎

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

∎	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
∎	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
∎	Conflict of interest: arm’s length transactions and managerial incentives;
∎	Management’s efforts to pursue other alternatives.

Catholic Advisory Services Recommendation:

∎	Review on a case-by-case basis proposals regarding debt restructurings.
∎	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Share Repurchase Programs

Catholic Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

∎	Greenmail,
∎	The use of buybacks to inappropriately manipulate incentive compensation metrics,
∎	Threats to the company’s long-term viability, or
∎	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Catholic Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization

Catholic Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

∎	Whether the capital structure is simplified;
∎	Liquidity is enhanced;
∎	Fairness of conversion terms;
∎	Impact on voting power and dividends;
∎	Reasons for the reclassification;
∎	Conflicts of interest;
∎	Other alternatives considered.

Tracking Stock

Catholic Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

∎	Adverse governance changes;
∎	Excessive increases in authorized capital stock;
∎	Unfair method of distribution;
∎	Diminution of voting rights;
∎	Adverse conversion features;
∎	Negative impact on stock option plans;
∎	Alternatives such as spin-offs.

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Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Catholic Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

6.	Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Catholic Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

∎

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals—including goals tied to social and environmental considerations.

∎

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

∎

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

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∎

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

∎	Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

∎

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

∎

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

∎

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

∎

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.

∎	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
∎

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

∎

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

∎

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

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Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Catholic Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the S&P1500, Russell 3000 index or Russel 3000E Indices17 , this analysis considers the following:

Pay-for-Performance Elements

∎

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[18] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

∎

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[19]

∎	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements

∎	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
∎

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

∎	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
∎	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
∎	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
∎	The completeness of disclosure and rigor of performance goals;
∎	The company’s peer group benchmarking practices;
∎	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
∎	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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∎	Realizable pay compared to grant pay; and
∎	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

∎	Problematic practices related to non-performance-based compensation elements;
∎	Incentives that may motivate excessive risk-taking or present a windfall risk; and
∎	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

∎	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
∎	Extraordinary perquisites or tax gross-ups);
∎	New or materially amended agreements that provide for:

∎	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
∎	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
∎	CIC excise tax gross-up entitlements (including “modified” gross-ups);
∎	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

∎	Liberal CIC definition combined with any single-trigger CIC benefits;
∎	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
∎	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
∎	E&S Incentives: A lack of any LTI and STI performance metrics, incentives, and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria; and
∎	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

∎	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
∎	Duration of options backdating;
∎	Size of restatement due to options backdating;
∎	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
∎	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors on a case-by-case basis when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

∎	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
∎	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
∎	The company’s response, including:
∎

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation- Management Proposals (Management Say on Pay)

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the Say on Pay ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the Say on Pay proposal rather than voting against or withhold from the compensation committee. However, if there is no Say on Pay on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior Say on Pay proposal, then Catholic Advisory Services will recommend vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating Say on Pay proposals, Catholic Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Catholic Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

∎	Vote against management Say on Pay (“SOP”) proposals if:
∎	There is an unmitigated misalignment between CEO pay and company performance (pay-for-performance);
∎	The company maintains problematic pay practices;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders.
∎	Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
∎

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

∎	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
∎	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

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∎	The situation is egregious.
∎	Vote against an equity plan on the ballot if:
∎	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
∎	Magnitude of pay misalignment;
∎	Contribution of non-performance-based equity grants to overall pay; and
∎	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation, requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Catholic Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Catholic Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the SOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Catholic Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Catholic Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Catholic Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

∎	Single- or modified-single-trigger cash severance;
∎	Single-trigger acceleration of unvested equity awards;
∎	Full acceleration of equity awards granted shortly before the change in control;
∎	Acceleration of performance awards above the target level of performance without compelling rationale;
∎	Excessive cash severance (>3x base salary and bonus);
∎	Excise tax gross-ups triggered and payable;
∎	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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∎

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

∎	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Catholic Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Catholic Advisory Services Recommendation: Vote case-by-case on certain equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

∎

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
∎	SVT based only on new shares requested plus shares remaining for future grants.

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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∎	Plan Features:
∎	Quality of disclosure around vesting upon a change in control (CIC);
∎	Discretionary vesting authority;
∎	Liberal share recycling on various award types;
∎	Lack of minimum vesting period for grants made under the plan;
∎	Dividends payable prior to award vesting.
∎	Grant Practices:
∎	The company’s three year burn rate relative to its industry/market cap peers;
∎	Vesting requirements in CEO’s recent equity grants (3-year look-back);
∎	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;
∎	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
∎	Whether the company maintains a sufficient claw-back policy;
∎	Whether the company maintains sufficient post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following (“overriding factors”) apply:

∎	Awards may vest in connection with a liberal change-of-control definition;
∎

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

∎	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
∎	The plan is excessively dilutive to shareholders’ holdings;
∎	The plan contains an evergreen (automatic share replenishment) feature; or
∎	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

21 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

∎	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
∎	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
∎	The cancellation of underwater options in exchange for stock awards; or
∎	Cash buyouts of underwater options.

While the above cover most types of repricing, Catholic Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Catholic Advisory Services) without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Catholic Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

∎	Severity of the pay-for-performance misalignment;
∎	Whether problematic equity grant practices are driving the misalignment; and/or
∎	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Three-Year Value Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Catholic Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Addresses administrative features only; or
∎

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Catholic Advisory Services’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Catholic Advisory Services’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

∎

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

∎

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

∎

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

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Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Catholic Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

∎	Purchase price is at least 85 percent of fair market value;
∎	Offering period is 27 months or less; and
∎	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

∎	Purchase price is less than 85 percent of fair market value; or
∎	Offering period is greater than 27 months; or
∎	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Catholic Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

∎	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
∎	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
∎	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
∎	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the matching contribution or effective discount exceeds the above, Catholic Advisory Services may evaluate the SVT cost of the plan as part of the assessment.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

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Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Catholic Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

∎	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
∎	Rationale for the re-pricing – was the stock price decline beyond management’s control?
∎	Is this a value-for-value exchange?
∎	Are surrendered stock options added back to the plan reserve?
∎	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
∎	Option vesting – does the new option vest immediately or is there a black-out period?
∎	Term of the option – the term should remain the same as that of the replaced option;
∎	Exercise price – should be set at fair market or a premium to market;
∎	Participants – executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Catholic Advisory Services Recommendation:

∎	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
∎	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
∎

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Catholic Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

Catholic Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

∎	Executive officers and non-employee directors are excluded from participating;
∎

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

∎	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

∎	Eligibility;
∎	Vesting;
∎	Bid-price;
∎	Term of options;
∎	Cost of the program and impact of the TSOs on company’s total option expense; and
∎	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Catholic Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Catholic Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

∎	The triggering mechanism should be beyond the control of management;
∎	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

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∎

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Catholic Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

Shareholder Ratification of Director Pay Programs

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

∎	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
∎	An assessment of the following qualitative factors:
∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirements;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

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Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Catholic Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

∎

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

∎	∎ The company’s three year burn rate relative to its industry/market cap peers; and
∎	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines with a minimum of three times the annual cash retainer;
∎	Equity award vesting schedules;
∎	The presence of problematic pay practices relating to director compensation;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Catholic Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Non-Employee Director Retirement Plans

Catholic Advisory Services Recommendation:

∎	Vote against retirement plans for non-employee directors.
∎	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Catholic Advisory Services Recommendation:

∎	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
∎	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Catholic Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Catholic Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking to limit repricing.
∎	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

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Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

∎	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
∎	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
∎	Any recent severance-related controversies; and
∎	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn a IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
∎	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Catholic Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Catholic Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

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Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

∎

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

∎

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

∎	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
∎	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
∎

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

∎	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
∎

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

∎	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
∎

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

∎	Can shareholders assess the correlation between pay and performance based on the current disclosure?
∎	What type of industry and stage of business cycle does the company belong to?

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Catholic Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Catholic Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

∎

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

∎	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Catholic Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Catholic Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Catholic Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

∎	If the company has adopted a formal recoupment bonus policy;
∎	If the company has chronic restatement history or material financial problems;
∎	If the company’s policy substantially addresses the concerns raised by the proponent.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Catholic Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Catholic Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

∎	The company’s past practices regarding equity and cash compensation;
∎	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
∎	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

∎	The percentage/ratio of net shares required to be retained;
∎	The time period required to retain the shares;
∎	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
∎	Whether the company has any other policies aimed at mitigating risk taking by executives;
∎	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
∎	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pre-Arranged Trading Plans (10b5-1 Plans)

Catholic Advisory Services Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

∎	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
∎	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
∎	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
∎	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
∎	An executive may not trade in company stock outside the 10b5-1 Plan;
∎	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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7.	Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Catholic Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

∎

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
∎

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

∎	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
∎	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
∎	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
∎	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between

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a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

∎	Estimated value and financial prospects of the reorganized company;
∎	Percentage ownership of current shareholders in the reorganized company;
∎	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
∎	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
∎	Existence of a superior alternative to the plan of reorganization;
∎	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Catholic Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

∎

Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

∎

Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

∎

Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

∎	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
∎

Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

∎	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
∎	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
∎	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Catholic Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

∎	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

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∎

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

∎

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

∎	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Catholic Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Catholic Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Catholic Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Catholic Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

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Catholic Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (LBOs and Minority Squeeze-outs)

Catholic Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

∎	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
∎	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
∎	Are all shareholders able to participate in the transaction?
∎	Will there be a liquid market for remaining shareholders following the transaction?
∎	Does the company have strong corporate governance?
∎	Will insiders reap the gains of control following the proposed transaction?
∎	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Catholic Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

∎	Dilution to existing shareholders’ position.
∎	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
∎	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
∎	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
∎

When evaluating the magnitude of a private placement discount or premium, Catholic Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

∎

Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

∎

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

∎

Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

∎	Minority versus majority ownership and corresponding minority discount or majority control premium
∎	Conflicts of interest
∎	Conflicts of interest should be viewed from the perspective of the company and the investor.
∎	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
∎	Market reaction
∎	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

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Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Catholic Advisory Services Recommendation:

∎

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

∎

Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

∎	Prolonged poor performance with no turnaround in sight;
∎	Signs of entrenched board and management;
∎	Strategic plan in place for improving value;
∎	Likelihood of receiving reasonable value in a sale or dissolution;
∎	Whether company is actively exploring its strategic options, including retaining a financial advisor.

8.	Social and Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

∎	The number and variety of shareholder resolutions on social and environmental issues has increased;
∎	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
∎	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
∎	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Global Approach

Catholic Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Catholic Advisory Services will analyze the following factors:

∎	Whether the proposal itself is well framed and reasonable;
∎	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

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∎	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
∎	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
∎	Whether the subject of the proposal is best left to the discretion of the board;
∎	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
∎	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
∎	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
∎	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
∎

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

∎	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Catholic Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Catholic Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Diversity and Equality

Significant progress has been made in recent years in the advancement of gender and racial diversity in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, religion, sex, gender identity, sexual orientation, and nationality. However, discrimination on the basis of federally protected characteristics continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

∎	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
∎	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
∎

The presence of gender and ethnic diversity in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

∎	Efforts to increase diversity on corporate boards can be made at reasonable costs; and
∎	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards.

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Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of gender, ethnic, and racial diversity as well as union members or other underrepresented minority groups on boards of directors.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to take steps to increase diversity to the board.
∎	Vote for shareholder proposals asking for reports on board diversity.
∎	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Racial Equity and/or Civil Rights Audits

Catholic Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of underrepresented gender, ethnic, and racial identities in their workforce. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to diverse workforce employment issues as new generations of workers become increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
∎

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

∎	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
∎	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

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Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
∎	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law bans workplace discrimination against lesbian, gay, bisexual, transgender, and/or queer (LGBTQ) employees, and some states have additionally enacted workplace protections for these employees. Although an increasing number of U.S. companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with LGBTQ rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their LGBTQ employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of LGBTQ employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of LGBTQ employees.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
∎	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
∎	Vote against shareholder proposals that seek to eliminate protection already afforded to LGBTQ employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap.

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Catholic Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or other forms of modern slavery. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Deadly accidents at factories, notably in Bangladesh and Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Catholic Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child labor, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

Shareholders have submitted proposals that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. Companies have also turned to the United Nations “Guiding Principles on Business and Human Rights,” a set of guidelines that create a framework for states to protect human rights, corporations to respect human rights, and rights-holders to access remediation.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
∎	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or human rights due diligence practices.
∎	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses.
∎

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

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∎

Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

∎	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
∎

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

∎

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Catholic Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

A number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some companies have made progress in working with indigenous groups. However, shareholders who are concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from

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information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Catholic Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Following the COVID-19 pandemic, among other historic pandemics, the distribution of treatments vastly differed in effectiveness between regions. With limited access to adequate treatments, the increasing death toll is expected to have profound social, political, and economic impact globally, including on the companies or industries with operations in affected areas. In the past, shareholder proposals asked companies to develop policies to provide affordable drugs in historically disadvantaged regions. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as COVID-19, HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Catholic Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Catholic Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Operations in High-Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against specific companies, or persons, including Russia, China, Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury, as well as U.S. Customs and Border Patrol for sanctioned goods. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

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Catholic Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

∎	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
∎	Current disclosure of applicable risk assessment(s) and risk management procedures;
∎	Compliance with U.S. sanctions and laws;
∎	Consideration of other international policies, standards, and laws;
∎	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
∎	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
∎	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of forced and child labor in supply chains across industries such as apparel, solar energy, technology manufacturing, and more. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA). In addition, a number of Chinese companies have been connected to the use of state-sponsored forced labor of Uyghur and other Muslim minority groups. The Chinese government has explained these forced labor transfer programs as policies to combat terrorism, religious extremism, and poverty in the Xinjiang Uyghur Autonomous Region, China.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
∎	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Catholic Advisory Services Recommendation:

∎	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
∎	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

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Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals submitted at various companies, advocated for companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. According to the FBI’s 2021 Internet Crime report, potential losses from cybercrimes hit $6.9 billion, up 64% from 2018.

Catholic Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

∎	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
∎	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
∎	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
∎	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
∎	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Catholic Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Catholic Advisory Services recommends against the proposal.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

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Climate Change

Say on Climate (SoC) Management Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan22, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

∎	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
∎	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
∎	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
∎	Whether the company has sought and received third-party approval that its targets are science-based;
∎	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
∎	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
∎	Whether the company’s climate data has received third-party assurance;
∎	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
∎	Whether there are specific industry decarbonization challenges; and
∎	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

∎	The completeness and rigor of the company’s climate-related disclosure;
∎	The company’s actual GHG emissions performance;
∎	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
∎	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Catholic Advisory Services Recommendation:

∎

Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

∎	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
∎

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

∎	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
∎	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

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Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later named the Ceres Principles, and now branded the Ceres Roadmap 2030, corporate signatories of the Ceres Roadmap 2030 pledge to institute accountability mechanisms that integrate sustainability considerations into core business systems and decision-making on topics such as governance, stakeholder engagement and disclosure. Signatories also pledge to build systems across a corporation’s value chain to enable ongoing improvements in three priority environmental and social impact areas (Climate Change, Natural Resources, and Human Rights).

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. First launched in June 2003, the Principles were ultimately adopted by over forty financial institutions over a three-year implementation period. Since its adoption, the Principles have undergone a number of revisions, expanding the use of performance standards and signatory banks’ banks’ commitments to social responsibility, including human rights, climate change, and transparency. The fourth iteration of the Principles was launched in November 2019, incorporating amendments and new commitment to human rights, climate change, Indigenous Peoples and biodiversity related topics. Financial institutions adopt these principles to ensure that the projects they finance are developed in a socially responsible manner and reflect sound environmental management practices. As of 2019, 101 financial institutions have officially adopted the Equator Principles.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
∎	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
∎	Vote for shareholder proposals seeking the preparation of sustainability reports.
∎	Vote for shareholder proposals to study or implement the Ceres Roadmap 2030.
∎	Vote for shareholder proposals to study or implement the Equator Principles.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

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Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Catholic Advisory Services Recommendation:

∎	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
∎	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
∎	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Catholic Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

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Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
∎	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Catholic Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
∎	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
∎	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

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Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
∎	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
∎	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Compliance to relevant Climate Accords

With the Paris Agreement operational as of November 2016, ratifying countries have agreed to reduce their emissions of greenhouse gases and pursue efforts to limit global temperature increases to well below 2°C. The Agreement provides a framework for increasingly ambitious climate action to be carried out by all parties over time.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how they will meet GHG reduction targets of the countries in which they operate, or their compliance to relevant science-based climate accords, such as the Paris Agreement.

Health and Safety

Toxic Materials

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
∎	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
∎	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Catholic Advisory Services Recommendation:

∎	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
∎	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

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∎	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Report on Firearm Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the company report on risks associated with firearms, firearm sales, marketing, and societal impacts.
∎	Vote for shareholder proposals asking the company to report on its efforts to promote firearm safety.
∎	Vote for shareholder proposals asking the company to stop the sale of firearms and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
∎	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
∎	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
∎	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention due to higher youth smoking rates and e-cigarettes, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and firms affiliated with the tobacco industry.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation restricts tobacco marketing and sales to youth, requires warning labels, bans cigarettes and e-cigarettes with characterizing flavor, and generally implement standards for tobacco products to protect public health.

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Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking a report on underage tobacco prevention policies and standards.
∎	Vote for shareholder proposals requesting a report on the public health risk of tobacco sales.
∎

Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies or produce a report outlining the risks and potential liabilities of the production of these components.

∎	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
∎	Vote for shareholder proposals to cease investment in tobacco companies.
∎	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on drug pricing.
∎	Vote for shareholder proposals to adopt a formal policy on drug pricing.
∎	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.
∎	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
∎	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

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Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals to report on foreign military sales or offset agreements.
∎	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Catholic Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Catholic Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Catholic Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Catholic Advisory Services will generally vote in favor of such resolutions.

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Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
∎	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
∎	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
∎	Vote for shareholder proposals to eliminate cruel product testing methods.
∎	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
∎	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
∎	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
∎	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

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Catholic Advisory Services Recommendation:

∎	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
∎	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
∎	Vote against proposals asking a company to refrain from making any political contributions.

Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Catholic Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Catholic Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Catholic Advisory Services Recommendation:

∎	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
∎	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
∎	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Political Expenditures and Lobbying Congruency

Catholic Advisory Services Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Catholic Advisory Services will consider whether:

∎

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

∎

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

∎	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
∎	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Catholic Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

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Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Catholic Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Low- and Lower-middle-income Countries (LMIC) or Forgive LMIC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for low- and lower-middle-income countries (LMIC). Proponents are concerned that, without such policies, lending to LMIC may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LMIC lending practices and responsible loan disclosure, Catholic Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing such policies, Catholic Advisory Services may recommend a vote against the proposal’s adoption. Catholic Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Catholic Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Catholic Advisory Services Recommendation:

∎	Vote for shareholder proposals asking for disclosure on lending practices in low- and lower-middle-income countries, unless the company has demonstrated a clear proactive record on the issue.
∎	Vote against shareholder proposals asking banks to forgive loans outright.
∎	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
∎	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

Catholic Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended

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for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Catholic Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues have appeared more frequently recently, especially in the aftermath of the U.S. Supreme Court decision overturning Roe v. Wade in 2022. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services.

Catholic Advisory Services Recommendation: Vote on shareholder proposals that address right to life issues in a manner consistent with the teachings of the Catholic Church on abortion and right to life issues.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Catholic Advisory Services Recommendation:

∎	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
∎	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Catholic Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

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Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Catholic Advisory Services Recommendation:

∎

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

∎	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

9.	Mutual Fund Proxies

Election of Trustees and Directors

Catholic Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Catholic Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Catholic Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

∎	Proposed and current fee schedules;
∎	Fund category/investment objective;
∎	Performance benchmarks;
∎	Share price performance as compared with peers;
∎	Resulting fees relative to peers;
∎	Assignments (where the advisor undergoes a change of control).

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Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

∎	The fund’s target investments;
∎	The reasons given by the fund for the change; and
∎	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Catholic Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Catholic Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

∎	Fees charged to comparably sized funds with similar objectives;
∎	The proposed distributor’s reputation and past performance;
∎	The competitiveness of the fund in the industry; and
∎	The terms of the agreement.

Approving New Classes or Series of Shares

Catholic Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Catholic Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

∎	Past performance as a closed-end fund;
∎	Market in which the fund invests;
∎	Measures taken by the board to address the discount; and
∎	Past shareholder activism, board activity, and votes on related proposals.

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Proxy Contests

Catholic Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

∎	Past performance relative to its peers;
∎	Market in which fund invests;
∎	Measures taken by the board to address the issues;
∎	Past shareholder activism, board activity, and votes on related proposals;
∎	Strategy of the incumbents versus the dissidents;
∎	Independence of directors;
∎	Experience and skills of director candidates;
∎	Governance profile of the company;
∎	Evidence of management entrenchment.

Preferred Stock Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

∎	Stated specific financing purpose;
∎	Possible dilution for common shares;
∎	Whether the shares can be used for antitakeover purposes.

Mergers

Catholic Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

∎	Resulting fee structure;
∎	Performance of both funds;
∎	Continuity of management personnel; and
∎	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Catholic Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

∎

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

∎

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

∎	The company has demonstrated responsible past use of share issuances by either:
∎	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
∎	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

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Change in Fund’s Subclassification

Catholic Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Catholic Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Catholic Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Catholic Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

Catholic Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Catholic Advisory Services Recommendation:

∎

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

∎	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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ISS

UNITED STATES

GLOBAL BOARD-ALIGNED PROXY VOTING GUIDELINES

2024 Policy Recommendations

WWW.ISSGOVERNANCE.COM

Introduction

ISS’ Global Board-Aligned Policy is designed to enable subscribing investors to vote in a manner that upholds foundational corporate governance principles as a means of protecting and maximizing their investments, whilst generally aligning with issuers’ board recommendations for voting on environmental and social matters.

On matters of corporate governance, executive compensation, and corporate structure, the Global Board-Aligned Policy guidelines are focused on widely accepted good standards of corporate governance and shareholder rights protection, and on the creation and preservation of economic value. On environmental or social matters, the Global Board-Aligned Policy will generally be in line with the board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market. Details are as further described in these guidelines.

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1.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

∎	Independent directors comprise 50 percent or less of the board;
∎	The non-independent director serves on the audit, compensation, or nominating committee;
∎	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
∎	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.
Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.
2.13.	Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).
2.14.	Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director
3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

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12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

∎	Medical issues/illness;
∎	Family emergencies; and
∎	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

∎

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

∎	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
∎	Rationale provided in the proxy statement for the level of implementation;
∎	The subject matter of the proposal;
∎	The level of support for and opposition to the resolution in past meetings;
∎	Actions taken by the board in response to the majority vote and its engagement with shareholders;
∎	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
∎	Other factors as appropriate.
∎	The board failed to act on takeover offers where the majority of shares are tendered;
∎

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

∎	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
∎	The company’s response, including:
∎

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
∎	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

∎	The company has a poison pill with a deadhand or slowhand feature[6];
∎	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
∎	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

∎	The disclosed rationale for the adoption;
∎	The trigger;
∎	The company’s market capitalization (including absolute level and sudden changes);
∎	A commitment to put any renewal to a shareholder vote; and
∎	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

∎	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
∎	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
∎	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
∎	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

∎	Supermajority vote requirements to amend the bylaws or charter;
∎	A classified board structure; or
∎	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

∎	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
∎	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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∎	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
∎	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
∎	The company’s ownership structure;
∎	The company’s existing governance provisions;
∎	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
∎	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

∎	Classified the board;
∎	Adopted supermajority vote requirements to amend the bylaws or charter;
∎	Eliminated shareholders’ ability to amend bylaws;
∎	Adopted a fee-shifting provision; or
∎	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

∎

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

∎	A classified board structure;
∎	A supermajority vote requirement;
∎	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
∎	The inability of shareholders to call special meetings;
∎	The inability of shareholders to act by written consent;
∎	A multi-class capital structure; and/or
∎	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;

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∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

∎	The non-audit fees paid to the auditor are excessive ;
∎	The company receives an adverse opinion on the company’s financial statements from its auditor; or
∎

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

∎

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

∎	There is an unmitigated misalignment between CEO pay and company performance (pay for performance );
∎	The company maintains significant problematic pay practices; or
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

∎	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
∎	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

∎	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
∎	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
∎	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
∎	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
∎	Any other relevant factors.

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Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

∎	Material failures of governance, stewardship, risk oversight[10], or fiduciary responsibilities at the company;
∎	Failure to replace management as appropriate; or
∎

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

∎	Long-term financial performance of the company relative to its industry;
∎	Management’s track record;
∎	Background to the contested election;
∎	Nominee qualifications and any compensatory arrangements;
∎	Strategic plan of dissident slate and quality of the critique against management;
∎	Likelihood that the proposed goals and objectives can be achieved (both slates); and
∎	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

10 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

∎	The rationale provided for adoption of the term/tenure limit;
∎	The robustness of the company’s board evaluation process;
∎	Whether the limit is of sufficient length to allow for a broad range of director tenures;
∎	Whether the limit would disadvantage independent directors compared to non-independent directors; and
∎	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

∎	The scope of the shareholder proposal; and
∎	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

∎	The reasonableness/scope of the request; and
∎	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

∎	The company has proxy access[11], thereby allowing shareholders to nominate directors to the company’s ballot; and
∎

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

11 A proxy access right that meets the recommended guidelines.

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Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation12.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
∎	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
∎

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

∎	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

∎	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
∎	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
∎	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
∎	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

∎	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
∎	Level of disclosure regarding the issue for which board oversight is sought;
∎	Company performance related to the issue for which board oversight is sought;
∎	Board committee structure compared to that of other companies in its industry sector; and
∎	The scope and structure of the proposal.

12 Indemnification: the condition of being secured against loss or damage. Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

∎	The scope and rationale of the proposal;
∎	The company’s current board leadership structure;
∎	The company’s governance structure and practices;
∎	Company performance; and
∎	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

∎	A majority non-independent board and/or the presence of non-independent directors on key board committees;
∎	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
∎	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
∎	Evidence that the board has failed to oversee and address material risks facing the company;
∎	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
∎	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

∎	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
∎	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
∎	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
∎	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

∎	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
∎	Effectively disclosed information with respect to this structure to its shareholders;
∎	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
∎

The company has an independent chair or a lead director, according to ISS’ definition . This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

∎	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
∎	The motivation and rationale for establishing the agreements;
∎	The quality of the company’s disclosure; and
∎	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

∎	An auditor has a financial interest in or association with the company, and is therefore not independent;
∎	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
∎	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
∎	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

∎	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

∎	The tenure of the audit firm;
∎	The length of rotation specified in the proposal;
∎	Any significant audit-related issues at the company;
∎	The number of Audit Committee meetings held each year;
∎	The number of financial experts serving on the committee; and
∎	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.	Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

∎	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
∎	The company’s ownership structure and historical voting turnout;
∎	Whether the board could amend bylaws adopted by shareholders; and
∎	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

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Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

∎	The company’s stated rationale for adopting such a provision;
∎	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
∎	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
∎

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

∎

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
∎

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

∎	Any other factors that may be applicable.

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Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

∎	Shareholders have approved the adoption of the plan; or
∎

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

∎	No lower than a 20 percent trigger, flip-in or flip-over;
∎	A term of no more than three years;
∎	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
∎

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

∎	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
∎

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

∎	Any other factors that may be applicable.

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Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

∎	The scope and structure of the proposal;
∎

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

∎	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
∎	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
∎	Any recent controversies or concerns related to the company’s proxy voting mechanics;
∎	Any unintended consequences resulting from implementation of the proposal; and
∎	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

∎	The election of fewer than 50 percent of the directors to be elected is contested in the election;
∎	One or more of the dissident’s candidates is elected;
∎	Shareholders are not permitted to cumulate their votes for directors; and
∎	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

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Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

∎	Reasons for reincorporation;
∎	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
∎	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

∎	Shareholders’ current right to act by written consent;
∎	The consent threshold;
∎	The inclusion of exclusionary or prohibitive language;
∎	Investor ownership structure; and
∎	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

∎	An unfettered[13] right for shareholders to call special meetings at a 10 percent threshold;
∎	A majority vote standard in uncontested director elections;
∎	No non-shareholder-approved pill; and
∎	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

∎	Shareholders’ current right to call special meetings;
∎	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
∎	The inclusion of exclusionary or prohibitive language;
∎	Investor ownership structure; and
∎	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

13 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

∎	Ownership structure;
∎	Quorum requirements; and
∎	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only14 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

∎	Scope and rationale of the proposal; and
∎	Concerns identified with the company’s prior meeting practices.

14 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.	Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC

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transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

∎	The company discloses a compelling rationale for the dual-class capital structure, such as:
∎	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
∎	The new class of shares will be transitory;
∎	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
∎	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

∎	The size of the company;
∎	The shareholder base; and
∎	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
∎	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[15]

15 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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∎

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

∎

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

∎	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

∎	More simplified capital structure;
∎	Enhanced liquidity;
∎	Fairness of conversion terms;
∎	Impact on voting power and dividends;
∎	Reasons for the reclassification;
∎	Conflicts of interest; and
∎	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

∎	The number of authorized shares will be proportionately reduced; or
∎	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

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Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

∎	Stock exchange notification to the company of a potential delisting;
∎	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
∎	The company’s rationale; or
∎	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

∎	Greenmail;
∎	The use of buybacks to inappropriately manipulate incentive compensation metrics;
∎	Threats to the company’s long-term viability; or
∎	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

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Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

∎	Adverse governance changes;
∎	Excessive increases in authorized capital stock;
∎	Unfair method of distribution;
∎	Diminution of voting rights;
∎	Adverse conversion features;
∎	Negative impact on stock option plans; and
∎	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

∎	Purchase price;
∎	Fairness opinion;
∎	Financial and strategic benefits;
∎	How the deal was negotiated;
∎	Conflicts of interest;
∎	Other alternatives for the business;
∎	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

∎	Impact on the balance sheet/working capital;
∎	Potential elimination of diseconomies;
∎	Anticipated financial and operating benefits;
∎	Anticipated use of funds;
∎	Value received for the asset;
∎	Fairness opinion;
∎	How the deal was negotiated;
∎	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

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Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

∎	Dilution to existing shareholders’ positions;
∎	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
∎	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
∎	Management’s efforts to pursue other alternatives;
∎	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
∎	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

∎	The reasons for the change;
∎	Any financial or tax benefits;
∎	Regulatory benefits;
∎	Increases in capital structure; and
∎	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

∎	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
∎	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

∎	Offer price/premium;
∎	Fairness opinion;
∎	How the deal was negotiated;
∎	Conflicts of interest;
∎	Other alternatives/offers considered; and
∎	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

∎	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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∎	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
∎	Are all shareholders able to participate in the transaction?
∎	Will there be a liquid market for remaining shareholders following the transaction?
∎	Does the company have strong corporate governance?
∎	Will insiders reap the gains of control following the proposed transaction?
∎	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

∎	Percentage of assets/business contributed;
∎	Percentage ownership;
∎	Financial and strategic benefits;
∎	Governance structure;
∎	Conflicts of interest;
∎	Other alternatives; and
∎	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

∎	Management’s efforts to pursue other alternatives;
∎	Appraisal value of assets; and
∎	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

∎

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

∎	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
∎

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

∎

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

∎

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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∎

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

∎

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

∎	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

∎

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

∎

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

∎	Financial issues:
∎	The company’s financial condition;
∎	Degree of need for capital;
∎	Use of proceeds;
∎	Effect of the financing on the company’s cost of capital;
∎	Current and proposed cash burn rate;
∎	Going concern viability and the state of the capital and credit markets.

∎

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

∎	Control issues:
∎	Change in management;
∎	Change in control;
∎	Guaranteed board and committee seats;
∎	Standstill provisions;
∎	Voting agreements;
∎	Veto power over certain corporate actions; and
∎	Minority versus majority ownership and corresponding minority discount or majority control premium.

∎	Conflicts of interest:
∎	Conflicts of interest should be viewed from the perspective of the company and the investor.
∎	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

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∎	Market reaction:
∎	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

∎	Estimated value and financial prospects of the reorganized company;
∎	Percentage ownership of current shareholders in the reorganized company;
∎	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
∎	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
∎	Existence of a superior alternative to the plan of reorganization; and
∎	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

∎

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

∎

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

∎

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

∎	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
∎

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

∎	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
∎	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

∎	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.

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∎

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

∎

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

∎	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

∎	Tax and regulatory advantages;
∎	Planned use of the sale proceeds;
∎	Valuation of spinoff;
∎	Fairness opinion;
∎	Benefits to the parent company;
∎	Conflicts of interest;
∎	Managerial incentives;
∎	Corporate governance changes;
∎	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

∎	Hiring a financial advisor to explore strategic alternatives;
∎	Selling the company; or
∎	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

∎	Prolonged poor performance with no turnaround in sight;
∎	Signs of entrenched board and management (such as the adoption of takeover defenses);
∎	Strategic plan in place for improving value;
∎	Likelihood of receiving reasonable value in a sale or dissolution; and
∎	The company actively exploring its strategic options, including retaining a financial advisor.

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5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

∎	There is an unmitigated misalignment between CEO pay and company performance (pay for performance );
∎	The company maintains significant problematic pay practices;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

∎

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

∎	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
∎	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
∎	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices16, this analysis considers the following:

1.	Peer Group[17] Alignment:

∎	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
∎	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
∎	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[18] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

∎	The ratio of performance- to time-based incentive awards;
∎	The overall ratio of performance-based compensation to fixed or discretionary pay;
∎	The rigor of performance goals;
∎	The complexity and risks around pay program design;
∎	The transparency and clarity of disclosure;
∎	The company’s peer group benchmarking practices;
∎	Financial/operational results, both absolute and relative to peers;
∎	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
∎	Realizable pay[19] compared to grant pay; and
∎	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

∎	Problematic practices related to non-performance-based compensation elements;
∎	Incentives that may motivate excessive risk-taking or present a windfall risk; and
∎	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

16 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

17 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

18 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

19 ISS research reports include realizable pay for S&P1500 companies.

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The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

∎	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
∎	Extraordinary perquisites or tax gross-ups;
∎	New or materially amended agreements that provide for:
∎	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
∎	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
∎	CIC excise tax gross-up entitlements (including “modified” gross-ups);
∎	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
∎	Liberal CIC definition combined with any single-trigger CIC benefits;
∎	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
∎	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
∎	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

∎	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
∎	Duration of options backdating;
∎	Size of restatement due to options backdating;
∎	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
∎	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

∎	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
∎	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
∎

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

∎	Single- or modified-single-trigger cash severance;
∎	Single-trigger acceleration of unvested equity awards;
∎	Full acceleration of equity awards granted shortly before the change in control;
∎	Acceleration of performance awards above the target level of performance without compelling rationale;
∎	Excessive cash severance (generally >3x base salary and bonus);
∎	Excise tax gross-ups triggered and payable;
∎	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
∎

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

∎	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

∎

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
∎	SVT based only on new shares requested plus shares remaining for future grants.

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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∎	Plan Features:
∎	Quality of disclosure around vesting upon a change in control (CIC);
∎	Discretionary vesting authority;
∎	Liberal share recycling on various award types;
∎	Lack of minimum vesting period for grants made under the plan;
∎	Dividends payable prior to award vesting.

∎	Grant Practices:
∎	The company’s three-year burn rate relative to its industry/market cap peers;
∎	Vesting requirements in CEO’s recent equity grants (3-year look-back);
∎	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
∎	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
∎	Whether the company maintains a sufficient claw-back policy;
∎	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

∎	Awards may vest in connection with a liberal change-of-control definition;
∎

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

∎	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
∎	The plan is excessively dilutive to shareholders’ holdings;
∎	The plan contains an evergreen (automatic share replenishment) feature; or
∎	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold

21 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

∎	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
∎	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
∎	Cancel underwater options in exchange for stock awards; or
∎	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices , vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

∎	Severity of the pay-for-performance misalignment;
∎	Whether problematic equity grant practices are driving the misalignment; and/or
∎	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Addresses administrative features only; or

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∎

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

∎

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

∎

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

∎

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

∎	Purchase price is at least 85 percent of fair market value;
∎	Offering period is 27 months or less; and
∎	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

∎	Broad-based participation;
∎	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
∎	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
∎	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

∎	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
∎	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
∎	Is this a value-for-value exchange?;
∎	Are surrendered stock options added back to the plan reserve?;
∎	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
∎	Option vesting—does the new option vest immediately or is there a black-out period?;
∎	Term of the option—the term should remain the same as that of the replaced option;
∎	Exercise price—should be set at fair market or a premium to market;
∎	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

∎	Executive officers and non-employee directors are excluded from participating;
∎

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

∎	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

∎	Eligibility;
∎	Vesting;
∎	Bid-price;
∎	Term of options;
∎	Cost of the program and impact of the TSOs on company’s total option expense; and
∎	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

∎	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
∎	An assessment of the following qualitative factors:

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∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirements;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

∎

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

∎	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
∎	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirements;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

∎	The company’s past practices regarding equity and cash compensation;
∎	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
∎	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

∎	The percentage/ratio of net shares required to be retained;
∎	The time period required to retain the shares;
∎	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
∎	Whether the company has any other policies aimed at mitigating risk taking by executives;
∎	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
∎	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

∎	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
∎	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
∎	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

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Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

∎

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

∎

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

∎	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
∎	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
∎

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

∎	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
∎

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

∎	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
∎

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

∎	Can shareholders assess the correlation between pay and performance based on the current disclosure?
∎	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

∎	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
∎	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
∎	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

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∎	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
∎	An executive may not trade in company stock outside the 10b5-1 Plan;
∎	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

∎	If the company has adopted a formal recoupment policy;
∎	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
∎	Whether the company has chronic restatement history or material financial problems;
∎	Whether the company’s policy substantially addresses the concerns raised by the proponent;
∎	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
∎	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

∎	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
∎	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
∎	Any recent severance-related controversies; and
∎	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

∎	The frequency and timing of the company’s share buybacks;

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∎	The use of per-share metrics in incentive plans;
∎	The effect of recent buybacks on incentive metric results and payouts; and
∎	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

∎

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

∎	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

∎	The new quorum threshold requested;
∎	The rationale presented for the reduction;
∎	The market capitalization of the company (size, inclusion in indices);
∎	The company’s ownership structure;
∎	Previous voter turnout or attempts to achieve quorum;
∎	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
∎	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.	Environmental and Social Issues

Global Approach – E&S-related Proposals

Environmental and social proposals will be reviewed with a focus on how, and to what extent, the issues dealt with in such proposals will directly affect shareholder value, and with a presumption on environmental and social topics that the board’s recommendations should generally prevail. In those circumstances where it is widely considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market, the Global Board-Aligned Policy will generally recommend in support of such proposals (e.g. proposals requesting greater disclosure of a company’s political contributions and/or trade association spending policies and activities). In the absence of a clear determination that environmental and social proposals will have a positive effect on shareholder value or there are proposals that seek information that exceeds a widely endorsed standard in the market or place any burden upon the company beyond a reasonable and clearly established reporting standard in the market, the Global Board-Aligned policy will generally recommend voting against such proposals, or in line with the board’s recommendations if different.

Say on Climate (SoC) Management Proposals

General Recommendation: Generally vote with the board’s recommendation on management proposals that request shareholders to approve the company’s climate transition action plan.22

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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8.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

∎	Past performance as a closed-end fund;
∎	Market in which the fund invests;
∎	Measures taken by the board to address the discount; and
∎	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

∎	Past performance relative to its peers;
∎	Market in which the fund invests;
∎	Measures taken by the board to address the issues;
∎	Past shareholder activism, board activity, and votes on related proposals;
∎	Strategy of the incumbents versus the dissidents;
∎	Independence of directors;
∎	Experience and skills of director candidates;
∎	Governance profile of the company;
∎	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

∎	Proposed and current fee schedules;
∎	Fund category/investment objective;
∎	Performance benchmarks;
∎	Share price performance as compared with peers;
∎	Resulting fees relative to peers;
∎	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

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Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

∎	Stated specific financing purpose;
∎	Possible dilution for common shares;
∎	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

∎	Potential competitiveness;
∎	Regulatory developments;
∎	Current and potential returns; and
∎	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

∎	The fund’s target investments;
∎	The reasons given by the fund for the change; and
∎	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

∎	Political/economic changes in the target market;
∎	Consolidation in the target market; and
∎	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

∎	Potential competitiveness;
∎	Current and potential returns;
∎	Risk of concentration;
∎	Consolidation in target industry.

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Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

∎

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

∎

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

∎	The company has demonstrated responsible past use of share issuances by either:
∎	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
∎	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

∎	Strategies employed to salvage the company;
∎	The fund’s past performance;
∎	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

∎	The degree of change implied by the proposal;
∎	The efficiencies that could result;
∎	The state of incorporation;
∎	Regulatory standards and implications.

Vote against any of the following changes:

∎	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
∎	Removal of shareholder approval requirement for amendments to the new declaration of trust;
∎

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

∎	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
∎	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
∎	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

∎	Regulations of both states;
∎	Required fundamental policies of both states;
∎	The increased flexibility available.

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Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

∎	Fees charged to comparably sized funds with similar objectives;
∎	The proposed distributor’s reputation and past performance;
∎	The competitiveness of the fund in the industry;
∎	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

∎	Resulting fee structure;
∎	Performance of both funds;
∎	Continuity of management personnel;
∎	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

∎	Performance of the fund’s Net Asset Value (NAV);
∎	The fund’s history of shareholder relations;
∎	The performance of other funds under the advisor’s management.

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UNITED STATES

SRI PROXY VOTING GUIDELINES

2024 Policy Recommendations

Published January 2024

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1. Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

∎	The board’s principal functions are widely agreed to consist of the following:
∎	To select, evaluate, and if necessary, replace management, including the chief executive officer;
∎	To review and approve major strategies and financial objectives;
∎	To advise management on significant issues;
∎	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
∎	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

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Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.	Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.	Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Social Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on a case-by-case basis):

Board Accountability

Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses, Capital Structure, and Governance Structures

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability for shareholders to call special meetings or act by written consent, a multi-class capital structure, and/or a non-shareholder approved poison pill.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

∎	The company has a poison pill with a deadhand or slowhand feature[2];
∎	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
∎	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[3].

Vote case-by-case on nominees if the board adopts an initial short-term pill2 (with a term of one year or less) without shareholder approval, taking into consideration:

∎	The disclosed rationale for the adoption;
∎	The trigger;
∎	The company’s market capitalization (including absolute level and sudden changes);
∎	A commitment to put any renewal to a shareholder vote; and
∎	Other factors as relevant.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

∎	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
∎	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
∎	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
∎	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
∎	The company’s ownership structure;
∎	The company’s existing governance provisions;
∎	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
∎	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

∎	Classified the board;
∎	Adopted supermajority vote requirements to amend the bylaws or charter;
∎	Eliminated shareholders’ ability to amend bylaws;
∎	Adopted a fee-shifting provision; or
∎	Adopted another provision deemed egregious.

2 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

3 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

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Problematic Governance Structure: For companies that hold or held their first annual meeting4 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

∎	Supermajority vote requirements to amend the bylaws or charter;
∎	A classified board structure; or
∎	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights5.

Exceptions to this policy will generally be limited to:

∎	Newly-public companies[6] with a sunset provision of no more than seven years from the date of going public;
∎	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
∎	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
∎	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

4 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

5 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

6 Newly-public companies generally include companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

∎

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

∎	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
∎	The company receives an adverse opinion on the company’s financial statements from its auditor; or
∎

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

∎

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

∎	There is a significant misalignment between CEO pay and company performance (pay-for-performance);
∎	The company maintains significant problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders;
∎	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
∎	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
∎	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

∎	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
∎	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
∎	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
∎	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
∎	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

∎	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
∎	Failure to replace management as appropriate; or
∎

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Climate Risk Mitigation and Net Zero

For companies that are significant GHG emitters8, through its operations or value chain, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.

For 2024, minimum steps needed to be considered to be aligned with a Net Zero by 2050 trajectory are (all minimum criteria will be required to be in alignment with policy):

∎	The company has detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
∎	Board governance measures;
∎	Corporate strategy;
∎	Risk management analyses; and
∎	Metrics and targets.
∎	The company has declared a Net Zero target by 2050 or sooner and the target includes scope 1, 2, and relevant scope 3 emissions.
∎	The company has set a medium-term target for reducing its GHG emissions.

7 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

8 For 2024, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

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Expectations about what constitutes “minimum steps needed to be aligned with a Net Zero by 2050 trajectory” will increase over time.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

∎

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

∎	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
∎	Rationale provided in the proxy statement for the level of implementation;
∎	The subject matter of the proposal;
∎	The level of support for and opposition to the resolution in past meetings;
∎	Actions taken by the board in response to the majority vote and its engagement with shareholders;
∎	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
∎	Other factors as appropriate.
∎	The board failed to act on takeover offers where the majority of shares are tendered;
∎

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

∎	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
∎	The company’s response, including:
∎

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
∎	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (executive directors and non-independent non-executive directors per the Categorization of Directors) when:

∎	The non-independent director serves on the audit, compensation, or nominating committee;
∎	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
∎	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

∎	Medical issues/illness;
∎	Family emergencies; and
∎	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Vote against or withhold from individual directors who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[10].

Board Diversity

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent nominating committee members if:

∎	The board is not comprised of at least 40 percent underrepresented gender identities[11]; or
∎	The board is not comprised of at least 20 percent racially or ethnically diverse directors.

Vote against or withhold from other directors on a case-by-case basis.

9 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

10 Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

11 Underrepresented gender identities include directors who identify as women or as non-binary.

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Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.
2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the companyiii,iv.
2.6.	Former non-CEO officer[i] of the company or an affiliateii within the past five years.
2.7.	Former officer[i] of an acquired company within the past five yearsiv.
2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.11.	Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.	Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.
2.13.	Director who (or whose immediate family membervi) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).
2.14.	Director who (or whose immediate family membervi) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

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Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting servicees; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill

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provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Social Advisory Services may deem him or her an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:

∎	Vote for proposals to repeal classified boards and to elect all directors annually.
∎	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the

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opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Social Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

∎	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
∎

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

Social Advisory Services Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
∎	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
∎	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
∎

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

∎	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
∎	If only the individual’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff. Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

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Social Advisory Services Recommendation:

∎	Vote against proposals that provide that directors may be removed only for cause.
∎	Vote for proposals to restore shareholder ability to remove directors with or without cause.
∎	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
∎	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

∎	Vote for proposals that seek to fix the size of the board.
∎	Vote case-by-case on proposals that seek to change the size or range of the board.
∎	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Social Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

∎	The rationale provided for adoption of the term/tenure limit;
∎	The robustness of the company’s board evaluation process;pg
∎	Whether the limit is of sufficient length to allow for a broad range of director tenures;
∎	Whether the limit would disadvantage independent directors compared to non-independent directors; and
∎	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Social Advisory Services Recommendation: Generally vote against management proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

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Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

∎	Long-term financial performance of the target company relative to its industry;
∎	Management’s track record;
∎	Background to the proxy contest;
∎	Qualifications of director nominees (both slates);
∎	Strategic plan of dissident slate and quality of critique against management;
∎	Likelihood that the proposed goals and objectives can be achieved (both slates);
∎	Stock ownership positions; and
∎	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

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Social Advisory Services Recommendation:

∎

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.

∎	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

∎	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
∎	Level of disclosure regarding the issue for which board oversight is sought;
∎	Company performance related to the issue for which board oversight is sought;
∎	Board committee structure compared to that of other companies in its industry sector; and
∎	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

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Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

∎	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
∎	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
∎	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
∎	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

∎	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
∎	Effectively disclosed information with respect to this structure to its shareholders;
∎	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
∎

The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Social Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

∎	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
∎	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
∎	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
∎	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

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Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

∎	The scope of the shareholder proposal; and
∎	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Social Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

∎	The reasonableness/scope of the request; and
∎	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

2.	Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

∎	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
∎	An auditor has a financial interest in or association with the company, and is therefore not independent;
∎	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
∎	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

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Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
∎	Vote for proposals that ask a company to adopt a policy on auditor independence.
∎	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

3.	Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

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Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

∎	No lower than a 20 percent trigger, flip-in or flip-over provision;
∎	A term of no more than three years;
∎	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
∎

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

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Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

∎	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
∎

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

∎	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

∎

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
∎	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
∎	Any other factors that may be applicable.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Social Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

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Social Advisory Services Recommendation:

∎

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

∎	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

∎	Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.
∎	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

∎	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
∎

Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.

∎

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[14] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

∎

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

∎	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

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Social Advisory Services Recommendation:

∎	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
∎	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

∎	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
∎	Vote against proposals to amend the charter to include control share acquisition provisions.
∎	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

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Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

∎	Reasons for reincorporation;
∎	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
∎	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

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Social Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Social Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

∎	The company’s stated rationale for adopting such a provision;
∎	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
∎	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
∎

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Social Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

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Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder approved poison pill in place; or(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

∎	Shareholders have approved the adoption of the plan; or
∎

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

∎	The election of fewer than 50 percent of the directors to be elected is contested in the election;
∎	One or more of the dissident’s candidates is elected;
∎	Shareholders are not permitted to cumulate their votes for directors;
∎	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Social Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

∎	Scope and rationale of the proposal; and
∎	Concerns identified with the company’s prior meeting practices.

4.	Miscellaneous Governance Provisions

Bundled Proposals

Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

∎	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
∎

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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Amend Quorum Requirements

Social Advisory Services Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

∎	The new quorum threshold requested;
∎	The rationale presented for the reduction;
∎	The market capitalization of the company (size, inclusion in indices);
∎	The company’s ownership structure;
∎	Previous voter turnout or attempts to achieve quorum;
∎	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
∎	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Social Advisory Services Recommendation: Generally vote against other business proposals.

5.	Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

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General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Issue Stock for Use with Rights Plan

Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Stock Distributions: Splits and Dividends

Social Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

∎	The number of authorized shares will be proportionately reduced; or
∎	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

∎	Stock exchange notification to the company of a potential delisting;
∎	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
∎	The company’s rationale; or
∎	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but could be used as a device to thwart hostile takeovers without shareholder approval.

General Authorization Requests

Social Advisory Services Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate services:

∎	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
∎	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
∎	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
∎	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
∎	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

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Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

∎	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
∎

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

∎

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they’re convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

∎	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
∎	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
∎	The company has a non-shareholder approved poison pill (including an NOL pill); or
∎

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

∎	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
∎	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
∎	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

Social Advisory Services Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

∎	twice the amount needed to support the transactions on the ballot, and
∎	the allowable increase as calculated for general issuances above.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

∎	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
∎	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
∎	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
∎	Vote for requests to require shareholder approval for blank check authorizations.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

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Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

∎	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
∎	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

∎

The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

∎	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
∎	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

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Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

∎	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
∎

Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?

∎	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
∎	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
∎	Conflict of interest: arm’s length transactions and managerial incentives;
∎	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

∎	Review on a case-by-case basis proposals regarding debt restructurings.
∎	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs

Social Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

∎	Greenmail,
∎	The use of buybacks to inappropriately manipulate incentive compensation metrics,
∎	Threats to the company’s long-term viability, or
∎	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

∎	Whether the capital structure is simplified;
∎	Liquidity is enhanced;
∎	Fairness of conversion terms;
∎	Impact on voting power and dividends;
∎	Reasons for the reclassification;
∎	Conflicts of interest;
∎	Other alternatives considered.

Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

∎	Adverse governance changes;
∎	Excessive increases in authorized capital stock;
∎	Unfair method of distribution;
∎	Diminution of voting rights;
∎	Adverse conversion features;
∎	Negative impact on stock option plans;
∎	Alternatives such as spin-offs.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

Social Advisory Services Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

6.	Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

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Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

∎

Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.

∎

Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.

∎

Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.

∎

Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.

∎

Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

∎

Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

∎

Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.

∎

Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.

∎

Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary

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annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.
∎	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
∎

Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.

∎

Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.

∎

Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices17, this analysis considers the following:

Pay-for-Performance Elements

∎

The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[18] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period

∎

Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[19]

∎	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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Pay Equity (Quantum) Elements

∎	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
∎

Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

∎	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
∎	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
∎	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
∎	The completeness of disclosure and rigor of performance goals;
∎	The company’s peer group benchmarking practices;
∎	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
∎	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
∎	Realizable pay compared to grant pay; and
∎	Any other factors deemed relevant.

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

∎	Problematic practices related to non-performance-based compensation elements;
∎	Incentives that may motivate excessive risk-taking or present a windfall risk; and
∎	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

∎	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
∎	Extraordinary perquisites or tax gross-ups);
∎	New or materially amended agreements that provide for:
∎	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
∎	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
∎	CIC excise tax gross-up entitlements (including “modified” gross-ups);
∎	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
∎	Liberal CIC definition combined with any single-trigger CIC benefits;

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∎	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
∎	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
∎	E&S Incentives: A lack of any LTI and STI performance metrics, incentives, and/or a lack of disclosure on LTI and STI performance metrics related to E&S criteria; and
∎	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to the U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

∎	Multi-year guaranteed bonuses;
∎	A single or common performance metric used for short- and long-term plans;
∎	Lucrative severance packages;
∎	High pay opportunities relative to industry peers;
∎	Disproportionate supplemental pensions;
∎	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

∎	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
∎	Duration of options backdating;
∎	Size of restatement due to options backdating;
∎	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
∎	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

∎	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
∎	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
∎	The company’s response, including:
∎

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

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∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay or “SOP”) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the SOP ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the SOP proposal rather than voting against or withhold from the compensation committee. However, if there is no SOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior SOP proposal, then Social Advisory Services will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating SOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

∎	Vote against management Say on Pay proposals if:
∎	There is a misalignment between CEO pay and company performance (pay-for-performance);
∎	The company maintains problematic pay practices;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders.
∎	Vote against or withhold from the members of the compensation committee and potentially the full board if:
∎

There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

∎	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
∎	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
∎	The situation is egregious.
∎	Vote against an equity plan on the ballot if:
∎	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
∎	Magnitude of pay misalignment;
∎	Contribution of non-performance-based equity grants to overall pay; and
∎	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (SOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

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Social Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

∎	Single- or modified-single-trigger cash severance;
∎	Single-trigger acceleration of unvested equity awards;
∎	Excessive cash severance (>3x base salary and bonus);
∎	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
∎	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
∎

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

∎	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

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Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans20 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

∎

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
∎	SVT based only on new shares requested plus shares remaining for future grants.
∎	Plan Features:
∎	Automatic single-triggered award vesting upon a change in control (CIC);
∎	Discretionary vesting authority;
∎	Liberal share recycling on various award types;
∎	Lack of minimum vesting period for grants made under the plan;
∎	Dividends payable prior to award vesting.
∎	Grant Practices:
∎	The company’s three-year burn rate relative to its industry/market cap peers;
∎	Vesting requirements in most recent CEO equity grants (3-year look-back);
∎	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
∎	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
∎	Whether the company maintains a claw-back policy;
∎	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

∎	Awards may vest in connection with a liberal change-of-control definition;
∎

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);

20 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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∎	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect;
∎	The plan contains an evergreen (automatic share replenishment) feature; or
∎	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

FURTHER INFORMATION ON CERTAIN EPSC FACTORS:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.21

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

∎	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
∎	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
∎	The cancellation of underwater options in exchange for stock awards; or
∎	Cash buyouts of underwater options.

While the above cover most types of repricing, Social Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Social Advisory Services), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

21 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Social Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

∎	Severity of the pay-for-performance misalignment;
∎	Whether problematic equity grant practices are driving the misalignment; and/or
∎	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Three-Year Value Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate will be calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Addresses administrative features only; or
∎

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Social Advisory Services’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the

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proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Social Advisory Services’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

∎

If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

∎

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

∎

If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

∎	Purchase price is at least 85 percent of fair market value;
∎	Offering period is 27 months or less; and
∎	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote against qualified employee stock purchase plans where any of the following apply:

∎	Purchase price is less than 85 percent of fair market value; or
∎	Offering period is greater than 27 months; or
∎	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

∎	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
∎	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
∎	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
∎	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

∎	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
∎	Rationale for the re-pricing – was the stock price decline beyond management’s control?
∎	Is this a value-for-value exchange?
∎	Are surrendered stock options added back to the plan reserve?
∎	Option vesting – does the new option vest immediately or is there a black-out period?
∎	Term of the option – the term should remain the same as that of the replaced option;
∎	Exercise price – should be set at fair market or a premium to market;
∎	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:

∎	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
∎	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
∎	Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

∎	Executive officers and non-employee directors are excluded from participating;

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∎

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

∎	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

∎	Eligibility;
∎	Vesting;
∎	Bid-price;
∎	Term of options;
∎	Cost of the program and impact of the TSOs on company’s total option expense; and
∎	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

∎	The triggering mechanism should be beyond the control of management;
∎	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
∎

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

Shareholder Ratification of Director Pay Programs

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

∎	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
∎	An assessment of the following qualitative factors:
∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirements;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

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Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

∎

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

∎	The company’s three year burn rate relative to its industry/market cap peers; and
∎	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirement;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites;
∎	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Director Retirement Plans

Social Advisory Services Recommendation:

∎	Vote against retirement plans for non-employee directors.
∎	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

∎	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
∎	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Social Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking to limit repricing.
∎	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

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Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals requiring that executive severance (including change-in-control related) arrangements or payments be submitted for shareholder ratification.

Factors that will be considered include, but are not limited to:

∎	The company’s severance or change-in-control agreements in place, and the presence of problematic features (such as excessive severance entitlements, single triggers, excise tax gross-ups, etc.);
∎	Any existing limits on cash severance payouts or policies which require shareholder ratification of severance payments exceeding a certain level;
∎	Any recent severance-related controversies; and
∎	Whether the proposal is overly prescriptive, such as requiring shareholder approval of severance that does not exceed market norms.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
∎	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

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Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

∎

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

∎

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

∎	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
∎	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
∎

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

∎	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
∎

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

∎	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
∎

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

∎	Can shareholders assess the correlation between pay and performance based on the current disclosure?
∎	What type of industry and stage of business cycle does the company belong to?

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

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Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

∎

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;

∎	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization

Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

∎	If the company has adopted a formal recoupment bonus policy;
∎	If the company has chronic restatement history or material financial problems;
∎	If the company’s policy substantially addresses the concerns raised by the proponent.

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Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

∎	The company’s past practices regarding equity and cash compensation;
∎	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
∎	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

∎	The percentage/ratio of net shares required to be retained;
∎	The time period required to retain the shares;
∎	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
∎	Whether the company has any other policies aimed at mitigating risk taking by executives;
∎	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
∎	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)

Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

∎	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
∎	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
∎	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
∎	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
∎	An executive may not trade in company stock outside the 10b5-1 Plan;

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∎	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

7.	Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

∎

Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;

∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
∎

Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;

∎	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
∎	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
∎	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
∎	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

∎	Estimated value and financial prospects of the reorganized company;
∎	Percentage ownership of current shareholders in the reorganized company;
∎	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
∎	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
∎	Existence of a superior alternative to the plan of reorganization;
∎	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Social Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

∎

Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

∎

Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

∎

Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

∎	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
∎

Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

∎	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
∎	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
∎	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Social Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

∎	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
∎

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

∎

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

∎	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

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Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

∎	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
∎	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
∎	Are all shareholders able to participate in the transaction?
∎	Will there be a liquid market for remaining shareholders following the transaction?
∎	Does the company have strong corporate governance?
∎	Will insiders reap the gains of control following the proposed transaction?
∎	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:

∎	Dilution to existing shareholders’ position.
∎	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
∎	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
∎	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
∎

When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

∎

Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.

∎

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

∎

Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.

∎	Minority versus majority ownership and corresponding minority discount or majority control premium

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∎	Conflicts of interest
∎	Conflicts of interest should be viewed from the perspective of the company and the investor.
∎	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
∎	Market reaction
∎	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Social Advisory Services Recommendation:

∎

Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.

∎

Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

∎	Prolonged poor performance with no turnaround in sight;
∎	Signs of entrenched board and management;
∎	Strategic plan in place for improving value;
∎	Likelihood of receiving reasonable value in a sale or dissolution;
∎	Whether company is actively exploring its strategic options, including retaining a financial advisor.

8.	Social and Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

∎	The number and variety of shareholder resolutions on social and environmental issues has increased;
∎	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
∎	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
∎	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed

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shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

∎	Whether the proposal itself is well framed and reasonable;
∎	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
∎	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
∎	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
∎	Whether the subject of the proposal is best left to the discretion of the board;
∎	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
∎	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
∎	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
∎	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
∎

If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;

∎	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

Diversity and Equality

Diversity and Equality

Significant progress has been made in recent years in the advancement of gender and racial diversity in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race religion, sex, gender identity, sexual orientation, and nationality. However, discrimination on the basis of federally protected characteristics continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy.

Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

∎	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;

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∎	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
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The presence of gender and ethnic diversity in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;

∎	Efforts to increase diversity on corporate boards can be made at reasonable costs;
∎	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of gender, ethnic, and racial diversity as well as union members or other underrepresented minority groups on boards of directors.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to take steps to increase diversity to the board.
∎	Vote for shareholder proposals asking for reports on board diversity.
∎	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Racial Equity and/or Civil Rights Audits

Social Advisory Services Recommendation: Generally vote for proposals requesting that a company conduct an independent racial equity and/or civil rights audit, considering company disclosures, policies, actions, and engagements.

Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at a reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of underrepresented gender, ethnic, and racial identities in their workforce. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation and this information is difficult to obtain from other sources. Companies need to be sensitive to diverse workforce employment issues as new generations of workers become increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

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Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
∎

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

∎	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
∎	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
∎	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law bans workplace discrimination against lesbian, gay, bisexual, transgender, and/or queer (LGBTQ) employees, and some states have additionally enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with LGBTQ rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their LGBTQ employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of LGBTQ employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of LGBTQ employees.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
∎	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
∎	Vote against shareholder proposals that seek to eliminate protection already afforded to LGBTQ employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

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Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap.

Social Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or other forms of modern slavery. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanisms. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors; often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Deadly accidents at factories, most notably in Bangladesh and Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy, based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child labor or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

Shareholders have submitted proposals that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. Companies have also turned to the United Nations “Guiding Principles on Business and Human Rights,”—a set of guidelines that create a framework for states to protect human rights, corporations to respect human rights, and rights-holders to access remediation.

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Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
∎	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or human rights due diligence practices.
∎	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses.
∎

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

∎

Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.

∎	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.
∎

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

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Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

A number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some companies have made progress in working with indigenous groups. However, shareholders who are concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

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Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Following the COVID-19 pandemic, among other historic pandemics, the distribution of treatments vastly differed in effectiveness between regions. With limited access to adequate treatments, the increasing death toll is expected to have profound social, political, and economic impact globally, including on the companies or industries with operations in affected areas. In the past, shareholder proposals asked companies to develop policies to provide affordable drugs in historically disadvantaged regions. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as COVID-19, HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Social Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Social Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Operations in High-Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against specific companies, or persons, including Russia, China, Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury, as well as U.S. Customs and Border Patrol for sanctioned goods. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend

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that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

∎	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
∎	Current disclosure of applicable risk assessment(s) and risk management procedures;
∎	Compliance with U.S. sanctions and laws;
∎	Consideration of other international policies, standards, and laws;
∎	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
∎	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
∎	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of forced and child labor in supply chains across industries such as apparel, solar energy, technology manufacturing, and more. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA). In addition, a number of Chinese companies have been connected to the use of state-sponsored labor of Uyghur and other Muslim minority groups. The Chinese government has explained these forced labor transfer programs as policies to combat terrorism, religious extremism, and poverty in the Xinjiang Uyghur Autonomous Region, China.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
∎	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

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Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

Social Advisory Services Recommendation:

∎	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
∎	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at various companies, advocated for companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. According to the FBI’s 2021 Internet Crime report, potential losses from cybercrimes hit $6.9 billion, up 64% from 2018.

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

∎	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
∎	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
∎	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
∎	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
∎	The level of controversy or litigation related to the company’s international human rights policies and procedures.

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Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Climate Change

Say on Climate (SoC) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan22, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

∎	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
∎	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
∎	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
∎	Whether the company has sought and received third-party approval that its targets are science-based;
∎	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
∎	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
∎	Whether the company’s climate data has received third-party assurance;
∎	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
∎	Whether there are specific industry decarbonization challenges; and
∎	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

∎	The completeness and rigor of the company’s climate-related disclosure;
∎	The company’s actual GHG emissions performance;
∎	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
∎	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

22 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

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Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Social Advisory Services Recommendation:

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Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.

∎	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
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Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

∎	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
∎	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

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Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres (formerly known as the Coalition for Environmentally Responsible Economies, CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles. Later to be renamed the CERES Principles, and now branded as the Ceres Roadmap 2030, corporate signatories to the Ceres Roadmap 2030 pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
∎	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
∎	Vote for shareholder proposals seeking the preparation of sustainability reports.
∎	Vote for shareholder proposals to study or implement the CERES Roadmap 2030.
∎	Vote for shareholder proposals to study or implement the Equator Principles.

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Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

Social Advisory Services Recommendation:

∎	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
∎	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
∎	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload

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the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
∎	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
∎	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

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Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
∎	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
∎	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
∎	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Compliance to relevant Climate Accords

With the Paris Agreement operational as of November 2016, ratifying countries have agreed to reduce their emissions of greenhouse gases and pursue efforts to limit global temperature increase to well below 2°C. The Agreement provides a framework for increasingly ambitious climate action to be carried out by all parties over time.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how they will meet GHG reduction targets of the countries in which they operate, or their compliance to relevant science-based climate accords, such as the Paris Agreement.

Health and Safety

Toxic Materials

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
∎	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
∎	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

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Product Safety

Social Advisory Services Recommendation:

∎	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
∎	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
∎	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Report on Firearm Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the company report on risks associated with firearms, firearm sales, marketing, and societal impacts.
∎	Vote for shareholder proposals asking the company to report on its efforts to promote firearm safety.
∎	Vote for shareholder proposals asking the company to stop the sale of firearms and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
∎	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.

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∎	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
∎	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention due to higher youth smoking rates and e-cigarettes, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and firms affiliated with the tobacco industry.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation restricts tobacco marketing and sales to youth, requires warning labels, bans cigarettes and e-cigarettes with characterizing flavor, and generally implement standards for tobacco products to protect public health.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking a report on underage tobacco prevention policies and standards.
∎	Vote for shareholder proposals requesting a report on the public health risk of tobacco sales.
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Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies or produce a report outlining the risks and potential liabilities of the production of these components.

∎	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
∎	Vote for shareholder proposals to cease investment in tobacco companies.
∎	Vote for proposals calling for tobacco companies to cease the production of tobacco products.

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on drug pricing.
∎	Vote for shareholder proposals to adopt a formal policy on drug pricing.

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∎	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.
∎	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
∎	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to report on foreign military sales or offset agreements.
∎	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

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Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
∎	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.
∎	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
∎	Vote for shareholder proposals to eliminate cruel product testing methods.
∎	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.
∎	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.
∎	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying

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policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.
∎	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

∎	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.
∎	Vote for proposals calling for a company to maintain a policy of political non-partisanship.
∎	Vote against proposals asking a company to refrain from making any political contributions.

Political Expenditures and Lobbying Congruency

Social Advisory Services Recommendation: Generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, Social Advisory Services will consider whether:

∎

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

∎

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

∎	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities;
∎	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

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Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

∎	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
∎	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
∎	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Low- and Lower-middle-income countries (LMIC) or Forgive LMIC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for low- and lower-middle-income countries (LMIC). Proponents are concerned that, without such policies, lending to LMIC may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LMIC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing such policies, Social Advisory Services may recommend a vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents

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an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking for disclosure on lending practices in low and lower-middle-income countries, unless the company has demonstrated a clear proactive record on the issue.
∎	Vote against shareholder proposals asking banks to forgive loans outright.
∎	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
∎	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts. Such proposals also ask companies to review their policies regarding their investments in different communities.

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues have appeared more frequently recently, especially in the aftermath of the U.S. Supreme Court decision overturning Roe v. Wade in 2022. Social Advisory Services considers each shareholder proposals on its individual merit, rather than relying on a wide-reaching policy application, and considers numerous contributing factors such as legislative updates, health privacy rights, and language of the proposal.

Social Advisory Services Recommendation: Decided on a case-by-case basis.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

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Social Advisory Services Recommendation:

∎	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
∎	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

∎

Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.

∎	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

9.	Mutual Fund Proxies

Election of Trustees and Directors

Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

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Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Social Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

∎	Proposed and current fee schedules;
∎	Fund category/investment objective;
∎	Performance benchmarks;
∎	Share price performance as compared with peers;
∎	Resulting fees relative to peers;
∎	Assignments (where the advisor undergoes a change of control).

Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

∎	The fund’s target investments;
∎	The reasons given by the fund for the change; and
∎	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

∎	Fees charged to comparably sized funds with similar objectives;
∎	The proposed distributor’s reputation and past performance;
∎	The competitiveness of the fund in the industry; and
∎	The terms of the agreement.

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Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

∎	Past performance as a closed-end fund;
∎	Market in which the fund invests;
∎	Measures taken by the board to address the discount; and
∎	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

∎	Past performance relative to its peers;
∎	Market in which fund invests;
∎	Measures taken by the board to address the issues;
∎	Past shareholder activism, board activity, and votes on related proposals;
∎	Strategy of the incumbents versus the dissidents;
∎	Independence of directors;
∎	Experience and skills of director candidates;
∎	Governance profile of the company;
∎	Evidence of management entrenchment.

Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

∎	Stated specific financing purpose;
∎	Possible dilution for common shares;
∎	Whether the shares can be used for antitakeover purposes.

Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

∎	Resulting fee structure;
∎	Performance of both funds;
∎	Continuity of management personnel; and
∎	Changes in corporate governance and their impact on shareholder rights.

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Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

∎

The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

∎

A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

∎	The company has demonstrated responsible past use of share issuances by either:
∎	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
∎	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Change in Fund’s Subclassification

Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

1940 Act Policies

Social Advisory Services Recommendation:

∎

Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

∎	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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